UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04777

MFS SERIES TRUST I

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
August 31, 2023
MFS®  Core Equity Fund
RGI-ANN

MFS® Core Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	6.7%
Apple, Inc.	4.7%
Alphabet, Inc., “A”	3.7%
Amazon.com, Inc.	3.5%
Exxon Mobil Corp.	1.8%
Visa, Inc., “A”	1.8%
Meta Platforms, Inc., “A”	1.7%
JPMorgan Chase & Co.	1.5%
Broadcom, Inc.	1.5%
Eli Lilly & Co.	1.4%
Global equity sectors (k)
Technology	32.8%
Capital Goods	14.2%
Health Care	13.7%
Financial Services	13.1%
Consumer Cyclicals	11.7%
Energy	7.0%
Consumer Staples	4.7%
Telecommunications/Cable Television (s)	1.8%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2023.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended August 31, 2023, Class A shares of the MFS Core Equity Fund (fund) provided a total return of 12.97%, at net asset value. This compares with a return of 14.76% for the fund’s benchmark, the Russell 3000® Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth, although those effects have been limited thus far. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as focus turned to the country’s highly-indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Russell 3000® Index, security selection within the technology sector detracted from performance led by the timing of the fund's ownership in shares of computer graphics processor maker NVIDIA, social networking service provider Meta Platforms and software development company Atlassian(h) (Australia). The share price of NVIDIA advanced as the company posted a substantial increase in revenue growth

Management Review - continued
and demand within its Data Center (DC) and Gaming segments. Additionally, AI (artificial intelligence) market leadership positioning allowed the company to fully take advantage of the broad advancements within the sector, following greater Generative AI demand.
Stock selection in the consumer cyclicals sector also dampened relative results. Within this sector, the fund’s overweight position in merchandise store operator Dollar General, and not owning shares of internet TV shows and movie subscription services provider Netflix, held back relative returns. The share price of Dollar General fell as the company’s financial results came in below market estimates due to weaker-than-expected comparable-store sales and higher expenses. Furthermore, a decrease in customer traffic, eroded market share and increased investment also appeared to have negatively affected investor sentiment.
Individual stocks in other sectors that were among the fund's top relative detractors included its overweight positions in life science company Maravai Lifesciences, real estate investment trust SBA Communications, pharmaceutical giant Pfizer and financial services firm M&T Bank. The share price of Maravai Lifesciences depreciated due to margin contraction related to the continued decline of margin-rich Covid-related revenue and changes to its cost structure. Additionally, management noted a broader deterioration of biotech spending due to stringent budgetary practices from their biotech customer base. Not owning shares of insurance and investment firm Berkshire Hathaway further weighed on relative returns.
Contributors to Performance
Stock selection within both the capital goods and health care sectors contributed to the fund’s relative performance. Within the capital goods sector, not owning shares of electric vehicle manufacturer Tesla, and the fund’s overweight positions in diversified industrial manufacturer Eaton and transportation company Saia bolstered relative returns. Despite a recent recovery in its stock price, the share price of Tesla fell sharply towards the end of the reporting period led by uncertainties surrounding production shutdowns at the company's Shanghai manufacturing plant, reduced vehicle deliveries, increased competitive concerns and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform X (formerly Twitter). Within the health care sector, not owning shares of poor-performing health insurance and Medicare/Medicaid provider UnitedHealth Group, and the fund’s overweight position in pharmaceutical company Eli Lilly, supported relative results. The share price of UnitedHealth Group declined as the company posted subdued medical loss ratio figures and higher-than-anticipated investment costs in its Optum Insights segment. Additionally, tougher government Medicare reimbursement policies and increased costs related to elective surgery claims that were delayed due to COVID-19 negatively affected the company’s revenue growth.
Elsewhere, the fund’s overweight positions in broadband communications and networking services company Broadcom, semiconductor chips equipment, services and software provider Applied Materials, and semiconductor company Lam Research helped relative performance. Despite a challenging market environment, the share price of Broadcom advanced as the company reported better-than-expected financial results led by strength in networking, broadband and server storage connectivity. In addition,

Management Review - continued
management noted acceleration in the growth of its AI-related businesses, which further supported the stock. The fund’s short position in poor-performing real estate investment trust Crown Castle, and not owning shares of financial services firm Bank of America, further aided relative results.
Respectfully,
Portfolio Manager(s)
Joseph MacDougall
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 8/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 8/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/96	12.97%	10.22%	12.08%
B	1/02/97	12.14%	9.39%	11.24%
C	1/02/97	12.17%	9.39%	11.24%
I	1/02/97	13.27%	10.49%	12.36%
R1	4/01/05	12.15%	9.39%	11.24%
R2	10/31/03	12.73%	9.95%	11.81%
R3	4/01/05	12.99%	10.21%	12.08%
R4	4/01/05	13.28%	10.49%	12.36%
R6	1/02/13	13.36%	10.59%	12.46%
Comparative benchmark(s)
Russell 3000® Index (f)	14.76%	10.25%	12.23%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	6.47%	8.92%	11.42%
B With CDSC (Declining over six years from 4% to 0%) (v)	8.14%	9.11%	11.24%
C With CDSC (1% for 12 months) (v)	11.17%	9.39%	11.24%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 3000® Index(h) – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2023 through August 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/23	Ending Account Value 8/31/23	Expenses Paid During Period (p) 3/01/23-8/31/23
A	Actual	0.90%	$1,000.00	$1,115.86	$4.80
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
B	Actual	1.65%	$1,000.00	$1,111.38	$8.78
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39
C	Actual	1.65%	$1,000.00	$1,111.87	$8.78
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39
I	Actual	0.65%	$1,000.00	$1,117.10	$3.47
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
R1	Actual	1.65%	$1,000.00	$1,111.80	$8.78
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39
R2	Actual	1.13%	$1,000.00	$1,114.69	$6.02
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
R3	Actual	0.90%	$1,000.00	$1,115.96	$4.80
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
R4	Actual	0.65%	$1,000.00	$1,117.32	$3.47
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
R6	Actual	0.56%	$1,000.00	$1,117.69	$2.99
	Hypothetical (h)	0.56%	$1,000.00	$1,022.38	$2.85
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class R2 shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

Portfolio of Investments
8/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.1%
Aerospace & Defense – 2.5%
Boeing Co. (a)	129,792	$29,077,302
General Dynamics Corp.	83,268	18,871,859
Honeywell International, Inc.	187,729	35,281,788
Howmet Aerospace, Inc.	287,026	14,199,176
Leidos Holdings, Inc.	386,076	37,646,271
RTX Corp.	214,892	18,489,308
		$153,565,704
Alcoholic Beverages – 0.2%
Constellation Brands, Inc., “A”	54,780	$14,273,477
Apparel Manufacturers – 0.5%
Deckers Outdoor Corp. (a)	31,456	$16,643,055
VF Corp.	689,338	13,621,319
		$30,264,374
Automotive – 0.5%
Aptiv PLC (a)	164,863	$16,725,351
LKQ Corp.	271,350	14,254,016
		$30,979,367
Broadcasting – 0.8%
Omnicom Group, Inc.	129,508	$10,491,443
Walt Disney Co. (a)	434,747	36,379,629
		$46,871,072
Brokerage & Asset Managers – 1.8%
Cboe Global Markets, Inc.	41,626	$6,231,829
Charles Schwab Corp.	383,576	22,688,520
CME Group, Inc.	115,631	23,436,091
Invesco Ltd.	1,310,610	20,864,911
KKR & Co., Inc.	430,173	27,019,166
Raymond James Financial, Inc.	117,357	12,274,369
		$112,514,886
Business Services – 2.9%
Accenture PLC, “A”	36,909	$11,950,027
Fidelity National Information Services, Inc.	189,207	10,569,103
Fiserv, Inc. (a)	140,376	17,040,243
Insperity, Inc.	251,520	25,486,521
Morningstar, Inc.	154,756	36,007,078

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
TriNet Group, Inc. (a)	263,647	$29,246,362
Tyler Technologies, Inc. (a)	37,272	14,850,283
Verisk Analytics, Inc., “A”	91,312	22,117,593
WNS (Holdings) Ltd., ADR (a)	201,525	13,169,659
		$180,436,869
Cable TV – 0.5%
Cable One, Inc.	44,510	$28,956,871
Chemicals – 0.4%
Eastman Chemical Co.	227,458	$19,336,205
Element Solutions, Inc.	332,287	6,851,758
		$26,187,963
Computer Software – 10.5%
Autodesk, Inc. (a)	102,802	$22,815,876
Cadence Design Systems, Inc. (a)	191,886	46,137,070
Check Point Software Technologies Ltd. (a)	65,757	8,850,234
Datadog, Inc., “A” (a)	148,492	14,326,508
Dun & Bradstreet Holdings, Inc.	5,035,611	54,888,160
Flywire Corp. (a)	354,214	12,248,720
Microsoft Corp. (s)	1,262,393	413,761,930
NICE Systems Ltd., ADR (a)	78,493	15,290,436
Salesforce, Inc. (a)	265,404	58,776,370
		$647,095,304
Computer Software - Systems – 6.7%
Apple, Inc. (s)	1,525,372	$286,571,638
Block, Inc., “A” (a)	165,772	9,556,756
Rapid7, Inc. (a)	358,134	18,046,372
Seagate Technology Holdings PLC	504,797	35,734,579
ServiceNow, Inc. (a)	82,771	48,738,048
Zebra Technologies Corp., “A” (a)	45,124	12,409,551
		$411,056,944
Construction – 1.6%
AvalonBay Communities, Inc., REIT	75,426	$13,864,807
AZEK Co., Inc. (a)	394,371	13,412,558
Masco Corp.	319,003	18,824,367
Sherwin-Williams Co.	70,037	19,030,454
Summit Materials, Inc., “A” (a)	490,472	18,348,557
Vulcan Materials Co.	58,075	12,674,869
		$96,155,612

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 1.5%
Colgate-Palmolive Co.	305,874	$22,472,563
International Flavors & Fragrances, Inc.	109,919	7,743,794
Kenvue, Inc.	1,406,664	32,423,596
Procter & Gamble Co.	184,145	28,420,939
		$91,060,892
Consumer Services – 0.7%
Booking Holdings, Inc. (a)	8,510	$26,423,806
Bright Horizons Family Solutions, Inc. (a)	63,336	5,980,185
Grand Canyon Education, Inc. (a)	71,157	8,343,158
		$40,747,149
Containers – 0.2%
Crown Holdings, Inc.	114,529	$10,612,257
Electrical Equipment – 1.6%
AMETEK, Inc.	176,072	$28,085,245
Amphenol Corp., “A”	187,412	16,563,473
Johnson Controls International PLC	441,970	26,102,748
nVent Electric PLC	202,060	11,424,472
Sensata Technologies Holding PLC	312,327	11,749,742
TE Connectivity Ltd.	37,083	4,909,418
		$98,835,098
Electronics – 6.4%
Advanced Micro Devices (a)	256,117	$27,076,689
Analog Devices, Inc.	206,610	37,557,566
Applied Materials, Inc.	342,717	52,353,449
Broadcom, Inc.	99,478	91,807,251
Lam Research Corp.	67,215	47,211,816
Marvell Technology, Inc.	664,599	38,712,892
Monolithic Power Systems, Inc.	33,708	17,568,947
NVIDIA Corp.	102,504	50,590,849
NXP Semiconductors N.V.	161,979	33,322,320
		$396,201,779
Energy - Independent – 1.8%
ConocoPhillips	340,740	$40,558,282
Diamondback Energy, Inc.	178,558	27,101,533
Hess Corp.	124,541	19,241,585
Phillips 66	122,907	14,031,063
Valero Energy Corp.	96,792	12,573,281
		$113,505,744

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Integrated – 1.8%
Exxon Mobil Corp. (s)	1,021,478	$113,578,139
Energy - Renewables – 0.1%
Enphase Energy, Inc. (a)	51,255	$6,485,295
Engineering - Construction – 0.7%
APi Group, Inc. (a)	650,165	$18,302,145
Jacobs Solutions, Inc.	183,887	24,791,645
		$43,093,790
Entertainment – 0.4%
Spotify Technology S.A. (a)	107,688	$16,580,721
Vivid Seats, Inc., “A” (a)	855,922	6,213,994
		$22,794,715
Food & Beverages – 2.5%
Archer Daniels Midland Co.	202,753	$16,078,313
Coca-Cola Co.	161,491	9,662,006
Coca-Cola Europacific Partners PLC	217,673	13,955,016
J.M. Smucker Co.	94,868	13,751,117
Mondelez International, Inc.	569,756	40,600,813
Oatly Group AB, ADR (a)(l)	2,333,995	2,870,814
PepsiCo, Inc.	317,933	56,566,639
		$153,484,718
Forest & Paper Products – 0.5%
Rayonier, Inc., REIT	1,033,176	$30,891,962
Gaming & Lodging – 0.6%
International Game Technology PLC	415,501	$13,304,342
Las Vegas Sands Corp.	81,653	4,479,483
Marriott International, Inc., “A”	102,684	20,897,221
		$38,681,046
General Merchandise – 0.7%
Dollar General Corp.	172,157	$23,843,745
Dollar Tree, Inc. (a)	144,365	17,664,501
		$41,508,246
Health Maintenance Organizations – 1.1%
Cigna Group	255,656	$70,627,527
Insurance – 3.6%
Aon PLC	176,708	$58,912,680
Arthur J. Gallagher & Co.	165,493	38,142,827
Assurant, Inc.	67,589	9,417,175

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
Chubb Ltd.	176,438	$35,441,101
Hartford Financial Services Group, Inc.	239,273	17,184,587
MetLife, Inc.	246,067	15,585,884
Reinsurance Group of America, Inc.	75,024	10,399,827
Voya Financial, Inc.	221,340	15,422,971
Willis Towers Watson PLC	89,682	18,542,650
		$219,049,702
Internet – 5.6%
Alphabet, Inc., “A” (a)(s)	1,686,167	$229,605,360
Gartner, Inc. (a)	33,774	11,810,092
Meta Platforms, Inc., “A” (a)	344,440	101,916,352
		$343,331,804
Leisure & Toys – 0.8%
Electronic Arts, Inc.	203,549	$24,421,809
Hasbro, Inc.	93,224	6,712,128
Take-Two Interactive Software, Inc. (a)	111,082	15,795,860
		$46,929,797
Machinery & Tools – 2.3%
Dover Corp.	109,900	$16,298,170
Eaton Corp. PLC	227,173	52,333,844
Flowserve Corp.	163,755	6,479,785
Ingersoll Rand, Inc.	233,563	16,258,320
PACCAR, Inc.	192,719	15,858,847
Regal Rexnord Corp.	85,610	13,885,086
Wabtec Corp.	186,450	20,979,354
		$142,093,406
Major Banks – 3.2%
JPMorgan Chase & Co.	648,041	$94,827,840
Morgan Stanley	414,129	35,263,084
PNC Financial Services Group, Inc.	199,803	24,122,216
Regions Financial Corp.	942,843	17,291,741
Wells Fargo & Co.	568,821	23,486,619
		$194,991,500
Medical & Health Technology & Services – 1.8%
Encompass Health Corp.	302,380	$21,481,075
ICON PLC (a)	110,512	28,726,489
McKesson Corp.	96,721	39,880,003
Veeva Systems, Inc. (a)	90,982	18,987,944
		$109,075,511

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – 4.7%
Agilent Technologies, Inc.	181,437	$21,966,578
Becton, Dickinson and Co.	207,320	57,935,574
Boston Scientific Corp. (a)	1,004,081	54,160,129
Maravai Lifesciences Holdings, Inc., “A” (a)	1,864,499	19,278,920
Masimo Corp. (a)	142,105	16,239,759
Medtronic PLC	714,847	58,260,031
Quidel Corp. (a)	202,176	16,651,215
STERIS PLC	193,009	44,312,936
		$288,805,142
Natural Gas - Distribution – 0.5%
Southwest Gas Holdings, Inc.	473,017	$29,293,943
Natural Gas - Pipeline – 0.2%
Cheniere Energy, Inc.	85,306	$13,921,939
Network & Telecom – 0.7%
Equinix, Inc., REIT	27,810	$21,730,178
Motorola Solutions, Inc.	64,562	18,307,846
		$40,038,024
Oil Services – 0.5%
Schlumberger Ltd.	329,373	$19,419,832
TechnipFMC PLC	613,236	11,676,014
		$31,095,846
Other Banks & Diversified Financials – 3.2%
American Express Co.	145,435	$22,977,276
First Interstate BancSystem, Inc.	255,941	6,631,431
M&T Bank Corp.	152,932	19,124,147
Moody's Corp.	76,020	25,603,536
Northern Trust Corp.	125,357	9,535,907
United Community Bank, Inc.	240,249	6,486,723
Visa, Inc., “A”	444,521	109,209,919
		$199,568,939
Pharmaceuticals – 6.1%
AbbVie, Inc.	451,387	$66,335,834
Eli Lilly & Co.	160,663	89,039,435
Johnson & Johnson	364,007	58,852,652
Pfizer, Inc.	1,637,506	57,934,962
Vertex Pharmaceuticals, Inc. (a)	177,124	61,699,374
Zoetis, Inc.	207,169	39,467,766
		$373,330,023

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pollution Control – 0.5%
GFL Environmental, Inc.	975,843	$31,617,313
Railroad & Shipping – 1.1%
Canadian Pacific Kansas City Ltd.	391,317	$31,062,743
Union Pacific Corp.	162,117	35,758,147
		$66,820,890
Real Estate – 1.3%
Broadstone Net Lease, Inc., REIT	755,293	$12,213,088
Empire State Realty Trust, REIT, “A”	1,390,151	12,136,018
Extra Space Storage, Inc., REIT	92,907	11,955,273
Jones Lang LaSalle, Inc. (a)	47,344	8,181,043
Prologis, Inc., REIT	52,211	6,484,606
Spirit Realty Capital, Inc., REIT	370,301	14,297,322
Sun Communities, Inc., REIT	97,160	11,894,327
		$77,161,677
Restaurants – 1.4%
Starbucks Corp.	669,778	$65,263,168
Wendy's Co.	1,027,766	20,339,489
		$85,602,657
Specialty Chemicals – 1.9%
Air Products & Chemicals, Inc.	77,289	$22,838,127
Chemours Co.	540,327	18,381,924
Corteva, Inc.	267,532	13,513,041
DuPont de Nemours, Inc.	258,615	19,884,907
Linde PLC	72,643	28,115,747
Tronox Holdings PLC	995,437	13,577,761
		$116,311,507
Specialty Stores – 5.9%
Amazon.com, Inc. (a)(s)	1,538,269	$212,296,505
Home Depot, Inc.	229,905	75,937,622
Ross Stores, Inc.	337,783	41,145,347
Target Corp.	269,502	34,105,478
		$363,484,952
Telecommunications - Wireless – 1.3%
Liberty Broadband Corp. (a)	337,969	$31,620,380
SBA Communications Corp., REIT	119,049	26,730,072
T-Mobile US, Inc. (a)	178,294	24,292,557
		$82,643,009

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telephone Services – 0.1%
Altice USA, Inc., “A” (a)	1,653,428	$5,076,024
Tobacco – 0.5%
Philip Morris International, Inc.	300,021	$28,820,017
Trucking – 0.4%
Saia, Inc. (a)	53,092	$22,627,810
Utilities - Electric Power – 2.0%
Constellation Energy	98,678	$10,278,300
Dominion Energy, Inc.	108,606	5,271,735
Duke Energy Corp.	167,504	14,874,355
Evergy, Inc.	88,273	4,852,367
Exelon Corp.	296,031	11,876,764
NextEra Energy, Inc.	424,915	28,384,322
PG&E Corp. (a)	1,929,354	31,448,470
Xcel Energy, Inc.	287,897	16,447,556
		$123,433,869
Total Common Stocks (Identified Cost, $4,408,758,996)		$6,085,592,101
Investment Companies (h) – 0.9%
Money Market Funds – 0.9%
MFS Institutional Money Market Portfolio, 5.3% (v) (Identified Cost, $55,182,710)	55,184,171	$55,189,690
Collateral for Securities Loaned – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.34% (j) (Identified Cost, $1,509,039)	1,509,039	$1,509,039
Securities Sold Short – (0.1)%
Telecommunications - Wireless – (0.1)%
Crown Castle, Inc., REIT (Proceeds Received, $3,678,192)	(44,300)	$(4,452,150)

Other Assets, Less Liabilities – 0.1%		6,229,392
Net Assets – 100.0%		$6,144,068,072

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $55,189,690 and $6,087,101,140, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

Portfolio of Investments – continued
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At August 31, 2023, the fund had cash collateral of $2,249 and other liquid securities with an aggregate value of $20,012,881 to cover any collateral or margin obligations for securities sold short.  Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 8/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $1,399,455 of securities on loan (identified cost, $4,410,268,035)	$6,087,101,140
Investments in affiliated issuers, at value (identified cost, $55,182,710)	55,189,690
Deposits with brokers for
Securities sold short	2,249
Receivables for
Fund shares sold	7,548,621
Interest and dividends	9,977,362
Other assets	4,172
Total assets	$6,159,823,234
Liabilities
Payables for
Securities sold short, at value (proceeds received, $3,678,192)	$4,452,150
Fund shares reacquired	7,911,717
Collateral for securities loaned, at value (c)	1,509,039
Payable to affiliates
Investment adviser	171,698
Administrative services fee	3,389
Shareholder servicing costs	1,406,380
Distribution and service fees	39,546
Payable for independent Trustees' compensation	1,400
Accrued expenses and other liabilities	259,843
Total liabilities	$15,755,162
Net assets	$6,144,068,072
Net assets consist of
Paid-in capital	$4,322,382,507
Total distributable earnings (loss)	1,821,685,565
Net assets	$6,144,068,072
Shares of beneficial interest outstanding	135,680,431

(c)	Non-cash collateral is not included.

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,356,842,221	54,017,789	$43.63
Class B	11,587,460	317,279	36.52
Class C	99,364,530	2,769,674	35.88
Class I	1,599,891,590	34,154,783	46.84
Class R1	6,436,582	179,303	35.90
Class R2	19,552,807	462,496	42.28
Class R3	63,678,460	1,464,023	43.50
Class R4	39,499,195	893,853	44.19
Class R6	1,947,215,227	41,421,231	47.01

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $46.29 [100 / 94.25 x $43.63]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 8/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$85,088,765
Dividends from affiliated issuers	2,453,261
Other	183,264
Income on securities loaned	129,557
Foreign taxes withheld	(137,156)
Total investment income	$87,717,691
Expenses
Management fee	$30,175,268
Distribution and service fees	6,952,617
Shareholder servicing costs	4,169,854
Administrative services fee	630,833
Independent Trustees' compensation	93,744
Custodian fee	170,448
Shareholder communications	312,144
Audit and tax fees	66,975
Legal fees	31,126
Dividend and interest expense on securities sold short	586,673
Interest expense and fees	29,299
Miscellaneous	303,690
Total expenses	$43,522,671
Reduction of expenses by investment adviser and distributor	(746,974)
Net expenses	$42,775,697
Net investment income (loss)	$44,941,994

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$96,058,368
Affiliated issuers	(3,603)
Securities sold short	14,588,426
Foreign currency	50
Net realized gain (loss)	$110,643,241
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$581,875,844
Affiliated issuers	2,970
Securities sold short	(9,781,620)
Net unrealized gain (loss)	$572,097,194
Net realized and unrealized gain (loss)	$682,740,435
Change in net assets from operations	$727,682,429
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/23	8/31/22
Change in net assets
From operations
Net investment income (loss)	$44,941,994	$29,779,079
Net realized gain (loss)	110,643,241	204,862,215
Net unrealized gain (loss)	572,097,194	(1,040,675,828)
Change in net assets from operations	$727,682,429	$(806,034,534)
Total distributions to shareholders	$(203,307,193)	$(433,307,610)
Change in net assets from fund share transactions	$34,580,179	$730,427,616
Total change in net assets	$558,955,415	$(508,914,528)
Net assets
At beginning of period	5,585,112,657	6,094,027,185
At end of period	$6,144,068,072	$5,585,112,657
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$40.07	$49.38	$38.41	$32.45	$34.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.15	$0.09	$0.19	$0.20
Net realized and unrealized gain (loss)	4.76	(6.00)	11.50	6.41	1.05
Total from investment operations	$5.01	$(5.85)	$11.59	$6.60	$1.25
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.08)	$(0.15)	$(0.15)	$(0.16)
From net realized gain	(1.30)	(3.39)	(0.47)	(0.49)	(2.82)
Total distributions declared to shareholders	$(1.45)	$(3.46)	$(0.62)	$(0.64)	$(2.98)
Net asset value, end of period (x)	$43.63	$40.07	$49.38	$38.41	$32.45
Total return (%) (r)(s)(t)(x)	12.97	(12.87)	30.57	20.59	4.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.92	0.92	0.94	0.97	1.00
Expenses after expense reductions	0.90	0.91	0.92	0.96	0.98
Net investment income (loss)	0.63	0.35	0.22	0.56	0.65
Portfolio turnover	35	25	38	46	39
Net assets at end of period (000 omitted)	$2,356,842	$2,156,741	$2,462,032	$1,960,597	$1,373,524
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	0.89	0.89	0.90	0.93	0.96
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$33.87	$42.49	$33.24	$28.23	$30.19
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.16)	$(0.19)	$(0.05)	$(0.03)
Net realized and unrealized gain (loss)	3.99	(5.07)	9.91	5.55	0.89
Total from investment operations	$3.95	$(5.23)	$9.72	$5.50	$0.86
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.30)	(3.39)	(0.47)	(0.49)	(2.82)
Total distributions declared to shareholders	$(1.30)	$(3.39)	$(0.47)	$(0.49)	$(2.82)
Net asset value, end of period (x)	$36.52	$33.87	$42.49	$33.24	$28.23
Total return (%) (r)(s)(t)(x)	12.14	(13.52)	29.58	19.69	4.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.67	1.67	1.69	1.72	1.75
Expenses after expense reductions	1.65	1.66	1.67	1.71	1.73
Net investment income (loss)	(0.13)	(0.42)	(0.53)	(0.18)	(0.11)
Portfolio turnover	35	25	38	46	39
Net assets at end of period (000 omitted)	$11,587	$15,456	$24,861	$25,018	$22,759
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	1.64	1.64	1.65	1.68	1.71
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$33.30	$41.83	$32.72	$27.86	$29.84
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.15)	$(0.19)	$(0.05)	$(0.03)
Net realized and unrealized gain (loss)	3.92	(4.99)	9.77	5.46	0.87
Total from investment operations	$3.88	$(5.14)	$9.58	$5.41	$0.84
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.06)	$—
From net realized gain	(1.30)	(3.39)	(0.47)	(0.49)	(2.82)
Total distributions declared to shareholders	$(1.30)	$(3.39)	$(0.47)	$(0.55)	$(2.82)
Net asset value, end of period (x)	$35.88	$33.30	$41.83	$32.72	$27.86
Total return (%) (r)(s)(t)(x)	12.14	(13.51)	29.62	19.66	4.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.67	1.67	1.69	1.72	1.75
Expenses after expense reductions	1.65	1.66	1.67	1.71	1.74
Net investment income (loss)	(0.12)	(0.41)	(0.53)	(0.18)	(0.10)
Portfolio turnover	35	25	38	46	39
Net assets at end of period (000 omitted)	$99,365	$105,731	$140,242	$128,709	$72,093
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	1.64	1.64	1.65	1.69	1.71
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$42.90	$52.62	$40.87	$34.47	$36.12
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.29	$0.22	$0.29	$0.30
Net realized and unrealized gain (loss)	5.11	(6.44)	12.24	6.82	1.11
Total from investment operations	$5.49	$(6.15)	$12.46	$7.11	$1.41
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.18)	$(0.24)	$(0.22)	$(0.24)
From net realized gain	(1.30)	(3.39)	(0.47)	(0.49)	(2.82)
Total distributions declared to shareholders	$(1.55)	$(3.57)	$(0.71)	$(0.71)	$(3.06)
Net asset value, end of period (x)	$46.84	$42.90	$52.62	$40.87	$34.47
Total return (%) (r)(s)(t)(x)	13.27	(12.67)	30.91	20.89	5.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.67	0.68	0.68	0.72	0.75
Expenses after expense reductions	0.65	0.66	0.67	0.71	0.74
Net investment income (loss)	0.88	0.60	0.47	0.81	0.90
Portfolio turnover	35	25	38	46	39
Net assets at end of period (000 omitted)	$1,599,892	$1,405,183	$1,416,134	$841,296	$467,860
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	0.64	0.64	0.65	0.69	0.72
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$33.35	$41.89	$32.77	$27.84	$29.82
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.15)	$(0.19)	$(0.06)	$(0.03)
Net realized and unrealized gain (loss)	3.93	(5.00)	9.78	5.48	0.87
Total from investment operations	$3.89	$(5.15)	$9.59	$5.42	$0.84
Less distributions declared to shareholders
From net investment income	$(0.04)	$—	$—	$—	$—
From net realized gain	(1.30)	(3.39)	(0.47)	(0.49)	(2.82)
Total distributions declared to shareholders	$(1.34)	$(3.39)	$(0.47)	$(0.49)	$(2.82)
Net asset value, end of period (x)	$35.90	$33.35	$41.89	$32.77	$27.84
Total return (%) (r)(s)(t)(x)	12.15	(13.52)	29.60	19.68	4.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.66	1.68	1.69	1.72	1.75
Expenses after expense reductions	1.65	1.66	1.67	1.71	1.74
Net investment income (loss)	(0.12)	(0.41)	(0.53)	(0.20)	(0.11)
Portfolio turnover	35	25	38	46	39
Net assets at end of period (000 omitted)	$6,437	$2,974	$3,791	$3,816	$3,186
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	1.64	1.64	1.65	1.69	1.71
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$38.87	$48.04	$37.40	$31.61	$33.33
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.05	$(0.01)	$0.10	$0.12
Net realized and unrealized gain (loss)	4.62	(5.83)	11.20	6.24	1.02
Total from investment operations	$4.77	$(5.78)	$11.19	$6.34	$1.14
Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$(0.08)	$(0.06)	$(0.04)
From net realized gain	(1.30)	(3.39)	(0.47)	(0.49)	(2.82)
Total distributions declared to shareholders	$(1.36)	$(3.39)	$(0.55)	$(0.55)	$(2.86)
Net asset value, end of period (x)	$42.28	$38.87	$48.04	$37.40	$31.61
Total return (%) (r)(s)(t)(x)	12.73	(13.08)	30.27	20.28	4.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.17	1.18	1.19	1.22	1.25
Expenses after expense reductions	1.14	1.15	1.16	1.20	1.23
Net investment income (loss)	0.39	0.11	(0.02)	0.31	0.39
Portfolio turnover	35	25	38	46	39
Net assets at end of period (000 omitted)	$19,553	$18,825	$21,214	$17,335	$13,416
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	1.13	1.13	1.14	1.17	1.20
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$39.94	$49.22	$38.29	$32.36	$34.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.15	$0.09	$0.19	$0.20
Net realized and unrealized gain (loss)	4.75	(5.98)	11.47	6.38	1.04
Total from investment operations	$5.00	$(5.83)	$11.56	$6.57	$1.24
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.06)	$(0.16)	$(0.15)	$(0.17)
From net realized gain	(1.30)	(3.39)	(0.47)	(0.49)	(2.82)
Total distributions declared to shareholders	$(1.44)	$(3.45)	$(0.63)	$(0.64)	$(2.99)
Net asset value, end of period (x)	$43.50	$39.94	$49.22	$38.29	$32.36
Total return (%) (r)(s)(t)(x)	12.99	(12.87)	30.59	20.56	4.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.92	0.92	0.94	0.97	1.00
Expenses after expense reductions	0.90	0.91	0.92	0.96	0.99
Net investment income (loss)	0.63	0.34	0.22	0.56	0.64
Portfolio turnover	35	25	38	46	39
Net assets at end of period (000 omitted)	$63,678	$60,662	$77,453	$63,347	$42,199
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	0.89	0.89	0.90	0.94	0.96
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$40.56	$49.93	$38.81	$32.76	$34.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.27	$0.20	$0.27	$0.28
Net realized and unrealized gain (loss)	4.82	(6.08)	11.63	6.48	1.05
Total from investment operations	$5.18	$(5.81)	$11.83	$6.75	$1.33
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.17)	$(0.24)	$(0.21)	$(0.23)
From net realized gain	(1.30)	(3.39)	(0.47)	(0.49)	(2.82)
Total distributions declared to shareholders	$(1.55)	$(3.56)	$(0.71)	$(0.70)	$(3.05)
Net asset value, end of period (x)	$44.19	$40.56	$49.93	$38.81	$32.76
Total return (%) (r)(s)(t)(x)	13.28	(12.67)	30.92	20.88	5.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.67	0.67	0.69	0.72	0.75
Expenses after expense reductions	0.65	0.66	0.67	0.71	0.74
Net investment income (loss)	0.88	0.60	0.47	0.80	0.89
Portfolio turnover	35	25	38	46	39
Net assets at end of period (000 omitted)	$39,499	$36,425	$42,883	$35,770	$29,218
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	0.64	0.64	0.65	0.69	0.71
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$43.06	$52.78	$40.98	$34.55	$36.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.33	$0.25	$0.32	$0.32
Net realized and unrealized gain (loss)	5.12	(6.45)	12.29	6.83	1.13
Total from investment operations	$5.54	$(6.12)	$12.54	$7.15	$1.45
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.22)	$(0.27)	$(0.23)	$(0.26)
From net realized gain	(1.30)	(3.39)	(0.47)	(0.49)	(2.82)
Total distributions declared to shareholders	$(1.59)	$(3.60)	$(0.74)	$(0.72)	$(3.08)
Net asset value, end of period (x)	$47.01	$43.06	$52.78	$40.98	$34.55
Total return (%) (r)(s)(t)(x)	13.36	(12.57)	31.03	20.98	5.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.58	0.59	0.60	0.64	0.67
Expenses after expense reductions	0.56	0.57	0.59	0.63	0.66
Net investment income (loss)	0.97	0.69	0.56	0.89	0.98
Portfolio turnover	35	25	38	46	39
Net assets at end of period (000 omitted)	$1,947,215	$1,783,116	$1,905,417	$1,303,858	$783,340
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	0.55	0.55	0.57	0.60	0.63

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Core Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for

Notes to Financial Statements  - continued
which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant

Notes to Financial Statements  - continued
unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$6,085,592,101	$—	$—	$6,085,592,101
Mutual Funds	56,698,729	—	—	56,698,729
Total	$6,142,290,830	$—	$—	$6,142,290,830
Securities Sold Short	$(4,452,150)	$—	$—	$(4,452,150)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2023, this expense amounted to $586,673.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only

Notes to Financial Statements  - continued
to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $1,399,455. The fair value of the fund's investment securities on loan and a related liability of $1,509,039 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $176,297 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/23	Year ended 8/31/22
Ordinary income (including any short-term capital gains)	$28,501,504	$183,307,105
Long-term capital gains	174,805,689	250,000,505
Total distributions	$203,307,193	$433,307,610
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/23
Cost of investments	$4,475,607,180
Gross appreciation	1,895,595,629
Gross depreciation	(233,364,129)
Net unrealized appreciation (depreciation)	$1,662,231,500
Undistributed ordinary income	44,780,196
Undistributed long-term capital gain	114,675,255
Other temporary differences	(1,386)
Total distributable earnings (loss)	$1,821,685,565
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/23	Year ended 8/31/22
Class A	$78,167,508	$172,852,603
Class B	539,902	1,835,488
Class C	4,075,665	11,222,207
Class I	50,980,529	102,395,888
Class R1	241,291	303,682
Class R2	669,798	1,478,984
Class R3	2,119,841	5,462,151
Class R4	1,377,761	2,852,391
Class R6	65,134,898	134,904,216
Total	$203,307,193	$433,307,610
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $500 million	0.65%
In excess of $500 million and up to $2.5 billion	0.55%
In excess of $2.5 billion and up to $5 billion	0.50%
In excess of $5 billion and up to $10 billion	0.47%
In excess of $10 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2023, this management fee reduction amounted to $743,375, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.51% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $278,837 for the year ended August 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and

Notes to Financial Statements  - continued
another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 5,494,757
Class B	0.75%	0.25%	1.00%	1.00%	131,073
Class C	0.75%	0.25%	1.00%	1.00%	1,019,668
Class R1	0.75%	0.25%	1.00%	1.00%	61,154
Class R2	0.25%	0.25%	0.50%	0.48%	95,166
Class R3	—	0.25%	0.25%	0.25%	150,799
Total Distribution and Service Fees					$6,952,617
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2023, this rebate amounted to $756, $10, $14, and $2,819 for Class A, Class B, Class C, and Class R2 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2023, were as follows:
Amount
Class A	$52,677
Class B	5,421
Class C	11,461
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2023, the fee was $488,922, which equated to 0.0085% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing

Notes to Financial Statements  - continued
costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,680,932.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.0110% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees.  As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $58 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2023. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $1,386 at August 31, 2023, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities. The deferred retirement benefits compensation fee is accrued daily and paid monthly.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended August 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $10,162,094 and $9,294,343, respectively. The sales transactions resulted in net realized gains (losses) of $(6,949,332).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2023, this reimbursement amounted to $181,654, which is included in “Other” income in the Statement of Operations.

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended August 31, 2023, purchases and sales of investments, other than short sales and short-term obligations, aggregated $2,028,117,995 and $2,129,498,065, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/23		Year ended 8/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,071,402	$244,339,466	7,081,371	$313,593,228
Class B	3,134	109,426	8,590	324,881
Class C	403,705	13,299,230	446,130	16,898,958
Class I	12,008,652	512,907,421	14,165,832	670,955,988
Class R1	123,859	4,186,064	33,104	1,229,815
Class R2	90,998	3,582,159	123,562	5,247,874
Class R3	191,425	7,692,706	274,974	12,197,273
Class R4	131,121	5,318,461	161,191	7,287,844
Class R6	7,367,939	318,407,092	10,609,102	508,104,101
	26,392,235	$1,109,842,025	32,903,856	$1,535,839,962
Shares issued to shareholders in reinvestment of distributions
Class A	1,954,844	$75,672,028	3,562,980	$167,210,640
Class B	16,436	535,482	45,078	1,798,152
Class C	118,418	3,790,562	267,931	10,505,565
Class I	1,024,361	42,500,719	1,818,846	91,233,293
Class R1	7,533	241,291	7,733	303,682
Class R2	17,823	669,798	32,394	1,477,502
Class R3	54,932	2,119,841	116,763	5,462,151
Class R4	34,809	1,362,425	59,453	2,819,255
Class R6	1,540,429	64,097,237	2,641,838	132,884,430
	4,769,585	$190,989,383	8,553,016	$413,694,670

Notes to Financial Statements  - continued
	Year ended 8/31/23		Year ended 8/31/22
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(7,838,379)	$(315,184,413)	(6,675,894)	$(294,800,220)
Class B	(158,621)	(5,349,102)	(182,384)	(6,872,702)
Class C	(928,021)	(31,030,448)	(891,321)	(33,011,810)
Class I	(11,629,273)	(502,599,528)	(10,147,556)	(474,213,363)
Class R1	(41,260)	(1,393,725)	(42,175)	(1,536,764)
Class R2	(130,606)	(5,111,360)	(113,258)	(4,915,479)
Class R3	(301,209)	(12,242,337)	(446,435)	(19,633,182)
Class R4	(170,049)	(6,869,297)	(181,591)	(8,309,164)
Class R6	(8,901,208)	(386,471,019)	(7,940,262)	(375,814,332)
	(30,098,626)	$(1,266,251,229)	(26,620,876)	$(1,219,107,016)
Net change
Class A	187,867	$4,827,081	3,968,457	$186,003,648
Class B	(139,051)	(4,704,194)	(128,716)	(4,749,669)
Class C	(405,898)	(13,940,656)	(177,260)	(5,607,287)
Class I	1,403,740	52,808,612	5,837,122	287,975,918
Class R1	90,132	3,033,630	(1,338)	(3,267)
Class R2	(21,785)	(859,403)	42,698	1,809,897
Class R3	(54,852)	(2,429,790)	(54,698)	(1,973,758)
Class R4	(4,119)	(188,411)	39,053	1,797,935
Class R6	7,160	(3,966,690)	5,310,678	265,174,199
	1,063,194	$34,580,179	14,835,996	$730,427,616
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an

Notes to Financial Statements  - continued
agreed upon spread. For the year ended August 31, 2023, the fund’s commitment fee and interest expense were $29,201 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$86,682,431	$814,995,477	$846,487,585	$(3,603)	$2,970	$55,189,690

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,453,261	$—

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Core Equity Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 16, 2023

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Joseph MacDougall

Board Review of Investment Advisory Agreement
MFS Core Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $2.5 billion, $5 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $194,210,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2023
MFS®  Low Volatility
Equity Fund
LVU-ANN

MFS® Low Volatility
Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Eli Lilly & Co.	3.3%
Merck & Co., Inc.	3.0%
Johnson & Johnson	2.8%
Motorola Solutions, Inc.	2.5%
Accenture PLC, “A”	2.4%
Alphabet, Inc., “A”	2.3%
Visa, Inc., “A”	2.2%
Microsoft Corp.	2.2%
Everest Group Ltd.	2.1%
Republic Services, Inc.	2.0%
GICS equity sectors (g)
Information Technology	20.7%
Health Care	17.7%
Industrials	12.9%
Financials	12.5%
Consumer Staples	10.7%
Consumer Discretionary	7.4%
Utilities	6.3%
Communication Services	5.8%
Real Estate	3.9%
Materials	1.5%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

Management Review
Summary of Results
For the twelve months ended August 31, 2023, Class A shares of the MFS Low Volatility Equity Fund (fund) provided a total return of 8.02%, at net asset value. This compares with a return of 15.94% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth, although those effects have been limited thus far. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as focus turned to the country’s highly-indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the S&P 500 Index, stock selection and, to a lesser extent, underweight positions in both the information technology and communication services sectors, detracted from the fund's performance. Within the information technology sector, not holding shares of computer graphics processor maker NVIDIA and semiconductor and infrastructure software solutions provider Broadcom, and the fund’s underweight position in software giant Microsoft, hindered relative returns. The stock price of
2

Management Review - continued
NVIDIA advanced as the company reported better-than-expected revenue results during the period, driven by strong performance in both its gaming and data center segments. Within the communication services sector, not holding shares of social networking service provider Meta Platforms, and the fund’s underweight position in technology company Alphabet, held back relative results. The stock price of Meta Platforms increased as the company reported better-than-expected earnings for the period, driven by solid revenue results and strong user engagement across its applications. Additionally, the fund’s overweight position in wireless communications services provider T-Mobile US weakened relative returns.
An overweight position and, to a lesser extent, stock selection in the utilities sector further detracted from relative performance, led by the fund’s overweight position in utility company Xcel Energy.
Elsewhere, the fund’s overweight positions in global banking and payment technologies provider Fidelity National Information Services(h), global food company General Mills and merchandise store operator Dollar General held back relative performance.
Contributors to Performance
Favorable stock selection within the health care sector contributed to relative performance, driven by the fund’s overweight positions in pharmaceutical companies, Eli Lilly and Merck & Co, and its underweight positions in pharmaceutical giant Pfizer(h) and health insurance and Medicare/Medicaid provider UnitedHealth Group. The stock price of Eli Lilly advanced as the company reported earnings above consensus estimates and released promising data from its GLP-1 obesity drug trials, which are anticipated to launch in 2026, a year earlier than its original plan.
An underweight position and stock selection in the consumer discretionary sector also supported relative results. Within this sector, not holding shares of electric vehicle manufacturer Tesla and internet retailer Amazon.com strengthened relative performance. Despite a recent recovery in its stock price, the share price of Tesla fell sharply towards the end of 2023 led by uncertainties surrounding production shutdowns at the company's Shanghai manufacturing plant, reduced vehicle deliveries, increased competitive concerns and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform X (formerly Twitter).
Elsewhere, the fund’s overweight positions in diversified industrial manufacturer Eaton (Ireland) and insurance company Everest Reinsurance, and not holding shares of diversified entertainment company Walt Disney, aided relative performance. The stock price of Eaton appreciated as the company reported higher-than-expected operating
3

Management Review - continued
revenue in the Americas region, driven by a robust backlog of electrical orders and power grid improvement projects. Additionally, holding shares of integrated software solutions provider Black Knight(b)(h) further benefited relative returns.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 8/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
5

Performance Summary  - continued
Total Returns through 8/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/05/13	8.02%	9.34%	10.02%
B	12/05/13	7.23%	8.52%	9.19%
C	12/05/13	7.23%	8.52%	9.19%
I	12/05/13	8.34%	9.62%	10.29%
R1	12/05/13	7.22%	8.53%	9.19%
R2	12/05/13	7.74%	9.06%	9.74%
R3	12/05/13	8.04%	9.35%	10.02%
R4	12/05/13	8.27%	9.61%	10.28%
R6	12/05/13	8.38%	9.71%	10.38%
Comparative benchmark(s)

Standard & Poor's 500 Stock Index (f)	15.94%	11.12%	12.02%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	1.81%	8.06%	9.35%
B With CDSC (Declining over six years from 4% to 0%) (v)	3.40%	8.23%	9.19%
C With CDSC (1% for 12 months) (v)	6.27%	8.52%	9.19%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
6

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2023 through August 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/23	Ending Account Value 8/31/23	Expenses Paid During Period (p) 3/01/23-8/31/23
A	Actual	0.89%	$1,000.00	$1,062.95	$4.63
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
B	Actual	1.64%	$1,000.00	$1,058.87	$8.51
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
C	Actual	1.64%	$1,000.00	$1,058.54	$8.51
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
I	Actual	0.64%	$1,000.00	$1,064.62	$3.33
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R1	Actual	1.64%	$1,000.00	$1,059.04	$8.51
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
R2	Actual	1.14%	$1,000.00	$1,061.30	$5.92
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R3	Actual	0.89%	$1,000.00	$1,062.69	$4.63
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R4	Actual	0.64%	$1,000.00	$1,063.99	$3.33
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R6	Actual	0.55%	$1,000.00	$1,064.40	$2.86
	Hypothetical (h)	0.55%	$1,000.00	$1,022.43	$2.80
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
8/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.4%
Aerospace & Defense – 4.1%
CACI International, Inc., “A” (a)	14,093	$4,622,645
General Dynamics Corp.	8,944	2,027,068
Honeywell International, Inc.	12,339	2,318,992
Huntington Ingalls Industries, Inc.	8,533	1,879,991
Teledyne Technologies, Inc. (a)	17,861	7,471,256
		$18,319,952
Apparel Manufacturers – 0.4%
Skechers USA, Inc., “A” (a)	35,319	$1,776,899
Broadcasting – 1.1%
Omnicom Group, Inc.	62,075	$5,028,696
Brokerage & Asset Managers – 1.2%
Bank of New York Mellon Corp.	71,510	$3,208,654
Raymond James Financial, Inc.	18,721	1,958,029
		$5,166,683
Business Services – 5.9%
Accenture PLC, “A”	32,831	$10,629,693
Amdocs Ltd.	26,183	2,335,523
Cognizant Technology Solutions Corp., “A”	120,105	8,600,719
Fiserv, Inc. (a)	22,844	2,773,033
Verisk Analytics, Inc., “A”	8,213	1,989,353
		$26,328,321
Cable TV – 0.7%
Comcast Corp., “A”	70,664	$3,304,249
Chemicals – 0.4%
PPG Industries, Inc.	12,859	$1,822,892
Computer Software – 2.2%
Microsoft Corp.	29,259	$9,589,930
Computer Software - Systems – 2.7%
Box, Inc., “A” (a)	244,067	$6,462,894
Juniper Networks, Inc.	185,929	5,414,253
		$11,877,147
Construction – 0.5%
AvalonBay Communities, Inc., REIT	11,196	$2,058,049
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 3.0%
Colgate-Palmolive Co.	55,844	$4,102,859
Kimberly-Clark Corp.	18,495	2,382,711
Procter & Gamble Co.	45,569	7,033,119
		$13,518,689
Containers – 0.4%
Graphic Packaging Holding Co.	85,256	$1,896,093
Electrical Equipment – 4.8%
AMETEK, Inc.	17,355	$2,768,296
Amphenol Corp., “A”	61,573	5,441,822
Hubbell, Inc.	6,655	2,169,863
nVent Electric PLC	43,761	2,474,247
TE Connectivity Ltd.	64,078	8,483,286
		$21,337,514
Electronics – 1.8%
Texas Instruments, Inc.	46,954	$7,891,089
Food & Beverages – 5.8%
Archer Daniels Midland Co.	27,299	$2,164,811
General Mills, Inc.	106,582	7,211,338
J.M. Smucker Co.	35,967	5,213,417
Mondelez International, Inc.	37,802	2,693,770
PepsiCo, Inc.	47,804	8,505,288
		$25,788,624
Gaming & Lodging – 0.4%
Hilton Worldwide Holdings, Inc.	13,580	$2,018,667
General Merchandise – 0.4%
Dollar General Corp.	13,209	$1,829,446
Health Maintenance Organizations – 1.3%
Cigna Group	9,626	$2,659,279
UnitedHealth Group, Inc.	6,342	3,022,470
		$5,681,749
Insurance – 6.9%
Aon PLC	6,361	$2,120,694
Assurant, Inc.	21,189	2,952,263
Chubb Ltd.	25,473	5,116,761
Everest Group Ltd.	25,927	9,351,350
Hanover Insurance Group, Inc.	16,297	1,739,216
Hartford Financial Services Group, Inc.	35,935	2,580,852
MetLife, Inc.	41,074	2,601,627
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
Reinsurance Group of America, Inc.	17,288	$2,396,463
Voya Financial, Inc.	25,492	1,776,283
		$30,635,509
Internet – 2.3%
Alphabet, Inc., “A” (a)	74,718	$10,174,350
Machinery & Tools – 4.9%
Eaton Corp. PLC	36,977	$8,518,391
PACCAR, Inc.	30,227	2,487,380
Roper Technologies, Inc.	17,661	8,813,899
Timken Co.	24,211	1,850,205
		$21,669,875
Major Banks – 1.0%
Goldman Sachs Group, Inc.	5,344	$1,751,282
JPMorgan Chase & Co.	18,184	2,660,865
		$4,412,147
Medical & Health Technology & Services – 1.9%
McKesson Corp.	20,973	$8,647,587
Medical Equipment – 3.7%
Abbott Laboratories	20,845	$2,144,951
Hologic, Inc. (a)	31,160	2,328,898
Medtronic PLC	63,587	5,182,340
STERIS PLC	29,337	6,735,482
		$16,391,671
Network & Telecom – 2.9%
Equinix, Inc., REIT	2,428	$1,897,191
Motorola Solutions, Inc.	38,520	10,923,116
		$12,820,307
Other Banks & Diversified Financials – 2.9%
Mastercard, Inc., “A”	7,297	$3,011,034
Visa, Inc., “A”	39,966	9,818,847
		$12,829,881
Pharmaceuticals – 10.8%
Eli Lilly & Co.	26,535	$14,705,697
Johnson & Johnson	76,648	12,392,449
Merck & Co., Inc.	123,036	13,408,463
Vertex Pharmaceuticals, Inc. (a)	6,309	2,197,677
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – continued
Zoetis, Inc.	28,644	$5,456,968
		$48,161,254
Pollution Control – 3.7%
Republic Services, Inc.	62,307	$8,980,308
Waste Connections, Inc.	32,735	4,484,368
Waste Management, Inc.	20,212	3,168,837
		$16,633,513
Railroad & Shipping – 0.5%
CSX Corp.	70,319	$2,123,634
Real Estate – 3.0%
Brixmor Property Group, Inc., REIT	83,601	$1,837,550
NNN REIT, Inc.	42,667	1,680,653
Public Storage, Inc., REIT	13,997	3,868,491
Spirit Realty Capital, Inc., REIT	49,437	1,908,763
STAG Industrial, Inc., REIT	56,796	2,074,758
W.P. Carey, Inc., REIT	33,629	2,187,566
		$13,557,781
Restaurants – 2.7%
McDonald's Corp.	19,977	$5,616,533
Starbucks Corp.	43,736	4,261,636
Texas Roadhouse, Inc.	20,298	2,113,022
		$11,991,191
Specialty Chemicals – 0.6%
Ecolab, Inc.	15,470	$2,843,541
Specialty Stores – 5.3%
AutoZone, Inc. (a)	3,018	$7,639,554
Home Depot, Inc.	10,899	3,599,939
O'Reilly Automotive, Inc. (a)	3,397	3,192,161
Ulta Beauty, Inc. (a)	6,531	2,710,561
Walmart Stores, Inc.	40,267	6,547,817
		$23,690,032
Telecommunications - Wireless – 1.7%
T-Mobile US, Inc. (a)	54,038	$7,362,677
Trucking – 1.3%
J.B. Hunt Transport Services, Inc.	12,579	$2,363,343
Landstar System, Inc.	17,193	3,263,403
		$5,626,746
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 6.2%
DTE Energy Co.	27,449	$2,837,678
Duke Energy Corp.	38,989	3,462,223
Edison International	35,055	2,413,537
Evergy, Inc.	40,715	2,238,104
Exelon Corp.	154,113	6,183,014
NextEra Energy, Inc.	39,234	2,620,831
PG&E Corp. (a)	110,428	1,799,976
Sempra Energy	28,706	2,015,735
Xcel Energy, Inc.	74,371	4,248,815
		$27,819,913
Total Common Stocks (Identified Cost, $336,314,820)		$442,626,298
Investment Companies (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 5.3% (v) (Identified Cost, $2,700,971)	2,700,970	$2,701,240

Other Assets, Less Liabilities – (0.0)%		(32,487)
Net Assets – 100.0%		$445,295,051

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,701,240 and $442,626,298, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
14

Financial Statements
Statement of Assets and Liabilities
At 8/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $336,314,820)	$442,626,298
Investments in affiliated issuers, at value (identified cost, $2,700,971)	2,701,240
Receivables for
Fund shares sold	442,381
Dividends	736,511
Other assets	425
Total assets	$446,506,855
Liabilities
Payables for
Fund shares reacquired	$980,817
Payable to affiliates
Investment adviser	11,386
Administrative services fee	409
Shareholder servicing costs	122,740
Distribution and service fees	3,661
Payable for independent Trustees' compensation	10
Accrued expenses and other liabilities	92,781
Total liabilities	$1,211,804
Net assets	$445,295,051
Net assets consist of
Paid-in capital	$320,376,369
Total distributable earnings (loss)	124,918,682
Net assets	$445,295,051
Shares of beneficial interest outstanding	23,980,647
15

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$166,624,429	8,981,703	$18.55
Class B	1,492,241	80,739	18.48
Class C	22,223,550	1,208,379	18.39
Class I	141,857,828	7,632,356	18.59
Class R1	608,490	32,878	18.51
Class R2	479,850	25,723	18.65
Class R3	717,485	38,518	18.63
Class R4	104,686	5,628	18.60
Class R6	111,186,492	5,974,723	18.61

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $19.68 [100 / 94.25 x $18.55]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
16

Financial Statements
Statement of Operations
Year ended 8/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$8,034,240
Dividends from affiliated issuers	74,734
Other	7,687
Foreign taxes withheld	(6,173)
Total investment income	$8,110,488
Expenses
Management fee	$2,269,792
Distribution and service fees	678,267
Shareholder servicing costs	356,562
Administrative services fee	76,491
Independent Trustees' compensation	9,474
Custodian fee	30,127
Shareholder communications	33,144
Audit and tax fees	57,934
Legal fees	2,299
Miscellaneous	174,534
Total expenses	$3,688,624
Reduction of expenses by investment adviser and distributor	(194,786)
Net expenses	$3,493,838
Net investment income (loss)	$4,616,650
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$23,922,019
Affiliated issuers	755
Foreign currency	(19)
Net realized gain (loss)	$23,922,755
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$7,185,187
Affiliated issuers	269
Translation of assets and liabilities in foreign currencies	153
Net unrealized gain (loss)	$7,185,609
Net realized and unrealized gain (loss)	$31,108,364
Change in net assets from operations	$35,725,014
See Notes to Financial Statements
17

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/23	8/31/22
Change in net assets
From operations
Net investment income (loss)	$4,616,650	$3,869,466
Net realized gain (loss)	23,922,755	68,425,059
Net unrealized gain (loss)	7,185,609	(124,232,463)
Change in net assets from operations	$35,725,014	$(51,937,938)
Total distributions to shareholders	$(53,530,565)	$(31,271,225)
Change in net assets from fund share transactions	$31,136,077	$(113,407,964)
Total change in net assets	$13,330,526	$(196,617,127)
Net assets
At beginning of period	431,964,525	628,581,652
At end of period	$445,295,051	$431,964,525
See Notes to Financial Statements
18

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$19.36	$22.51	$17.32	$16.28	$15.05
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.13	$0.14	$0.18	$0.18
Net realized and unrealized gain (loss)	1.26	(2.15)	5.22	1.04	1.68
Total from investment operations	$1.42	$(2.02)	$5.36	$1.22	$1.86
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.12)	$(0.17)	$(0.16)	$(0.17)
From net realized gain	(2.07)	(1.01)	—	(0.02)	(0.46)
Total distributions declared to shareholders	$(2.23)	$(1.13)	$(0.17)	$(0.18)	$(0.63)
Net asset value, end of period (x)	$18.55	$19.36	$22.51	$17.32	$16.28
Total return (%) (r)(s)(t)(x)	8.02	(9.47)	31.16	7.64	13.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.93	0.94	0.92	0.92	1.05
Expenses after expense reductions	0.89	0.89	0.89	0.89	0.89
Net investment income (loss)	0.89	0.63	0.71	1.11	1.22
Portfolio turnover	39	36	20	34	28
Net assets at end of period (000 omitted)	$166,624	$161,776	$171,216	$135,199	$85,022
See Notes to Financial Statements
19

Financial Highlights – continued
Class B	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$19.28	$22.46	$17.29	$16.25	$15.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.03)	$(0.01)	$0.06	$0.07
Net realized and unrealized gain (loss)	1.25	(2.14)	5.22	1.03	1.68
Total from investment operations	$1.28	$(2.17)	$5.21	$1.09	$1.75
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.00)(w)	$(0.04)	$(0.03)	$(0.06)
From net realized gain	(2.07)	(1.01)	—	(0.02)	(0.46)
Total distributions declared to shareholders	$(2.08)	$(1.01)	$(0.04)	$(0.05)	$(0.52)
Net asset value, end of period (x)	$18.48	$19.28	$22.46	$17.29	$16.25
Total return (%) (r)(s)(t)(x)	7.23	(10.15)	30.19	6.77	12.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.68	1.69	1.67	1.67	1.81
Expenses after expense reductions	1.64	1.64	1.64	1.64	1.64
Net investment income (loss)	0.14	(0.14)	(0.04)	0.35	0.48
Portfolio turnover	39	36	20	34	28
Net assets at end of period (000 omitted)	$1,492	$1,712	$2,511	$2,198	$2,558

Class C	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$19.20	$22.37	$17.22	$16.20	$14.98
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.03)	$(0.01)	$0.06	$0.07
Net realized and unrealized gain (loss)	1.25	(2.13)	5.20	1.03	1.67
Total from investment operations	$1.28	$(2.16)	$5.19	$1.09	$1.74
Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$(0.04)	$(0.05)	$(0.06)
From net realized gain	(2.07)	(1.01)	—	(0.02)	(0.46)
Total distributions declared to shareholders	$(2.09)	$(1.01)	$(0.04)	$(0.07)	$(0.52)
Net asset value, end of period (x)	$18.39	$19.20	$22.37	$17.22	$16.20
Total return (%) (r)(s)(t)(x)	7.23	(10.14)	30.20	6.75	12.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.68	1.69	1.67	1.67	1.81
Expenses after expense reductions	1.64	1.64	1.64	1.64	1.64
Net investment income (loss)	0.14	(0.14)	(0.03)	0.35	0.47
Portfolio turnover	39	36	20	34	28
Net assets at end of period (000 omitted)	$22,224	$25,754	$32,839	$29,429	$21,859
See Notes to Financial Statements
20

Financial Highlights – continued
Class I	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$19.39	$22.55	$17.34	$16.31	$15.07
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.17	$0.19	$0.22	$0.23
Net realized and unrealized gain (loss)	1.27	(2.15)	5.23	1.03	1.68
Total from investment operations	$1.48	$(1.98)	$5.42	$1.25	$1.91
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.17)	$(0.21)	$(0.20)	$(0.21)
From net realized gain	(2.07)	(1.01)	—	(0.02)	(0.46)
Total distributions declared to shareholders	$(2.28)	$(1.18)	$(0.21)	$(0.22)	$(0.67)
Net asset value, end of period (x)	$18.59	$19.39	$22.55	$17.34	$16.31
Total return (%) (r)(s)(t)(x)	8.34	(9.28)	31.55	7.82	13.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.69	0.68	0.67	0.67	0.78
Expenses after expense reductions	0.64	0.64	0.64	0.64	0.64
Net investment income (loss)	1.14	0.82	0.99	1.35	1.46
Portfolio turnover	39	36	20	34	28
Net assets at end of period (000 omitted)	$141,858	$163,689	$335,165	$464,428	$246,245

Class R1	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$19.32	$22.50	$17.33	$16.29	$15.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.03)	$(0.01)	$0.05	$0.07
Net realized and unrealized gain (loss)	1.25	(2.14)	5.23	1.05	1.68
Total from investment operations	$1.28	$(2.17)	$5.22	$1.10	$1.75
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.00)(w)	$(0.05)	$(0.04)	$(0.06)
From net realized gain	(2.07)	(1.01)	—	(0.02)	(0.46)
Total distributions declared to shareholders	$(2.09)	$(1.01)	$(0.05)	$(0.06)	$(0.52)
Net asset value, end of period (x)	$18.51	$19.32	$22.50	$17.33	$16.29
Total return (%) (r)(s)(t)(x)	7.22	(10.12)	30.18	6.79	12.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.68	1.69	1.67	1.67	1.81
Expenses after expense reductions	1.64	1.64	1.64	1.64	1.64
Net investment income (loss)	0.15	(0.14)	(0.07)	0.34	0.48
Portfolio turnover	39	36	20	34	28
Net assets at end of period (000 omitted)	$608	$522	$683	$340	$164
See Notes to Financial Statements
21

Financial Highlights – continued
Class R2	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$19.45	$22.61	$17.39	$16.36	$15.12
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.07	$0.09	$0.14	$0.15
Net realized and unrealized gain (loss)	1.26	(2.16)	5.25	1.04	1.68
Total from investment operations	$1.38	$(2.09)	$5.34	$1.18	$1.83
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.06)	$(0.12)	$(0.13)	$(0.13)
From net realized gain	(2.07)	(1.01)	—	(0.02)	(0.46)
Total distributions declared to shareholders	$(2.18)	$(1.07)	$(0.12)	$(0.15)	$(0.59)
Net asset value, end of period (x)	$18.65	$19.45	$22.61	$17.39	$16.36
Total return (%) (r)(s)(t)(x)	7.74	(9.72)	30.88	7.29	12.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.19	1.19	1.17	1.17	1.30
Expenses after expense reductions	1.14	1.14	1.14	1.14	1.14
Net investment income (loss)	0.64	0.34	0.45	0.86	0.98
Portfolio turnover	39	36	20	34	28
Net assets at end of period (000 omitted)	$480	$511	$742	$531	$368

Class R3	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$19.43	$22.59	$17.38	$16.34	$15.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.13	$0.14	$0.18	$0.19
Net realized and unrealized gain (loss)	1.27	(2.16)	5.24	1.05	1.68
Total from investment operations	$1.43	$(2.03)	$5.38	$1.23	$1.87
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.12)	$(0.17)	$(0.17)	$(0.17)
From net realized gain	(2.07)	(1.01)	—	(0.02)	(0.46)
Total distributions declared to shareholders	$(2.23)	$(1.13)	$(0.17)	$(0.19)	$(0.63)
Net asset value, end of period (x)	$18.63	$19.43	$22.59	$17.38	$16.34
Total return (%) (r)(s)(t)(x)	8.04	(9.49)	31.17	7.65	13.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.93	0.94	0.92	0.93	1.05
Expenses after expense reductions	0.89	0.89	0.89	0.89	0.89
Net investment income (loss)	0.89	0.62	0.70	1.15	1.22
Portfolio turnover	39	36	20	34	28
Net assets at end of period (000 omitted)	$717	$644	$786	$573	$100
See Notes to Financial Statements
22

Financial Highlights – continued
Class R4	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$19.41	$22.56	$17.36	$16.32	$15.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.18	$0.18	$0.22	$0.22
Net realized and unrealized gain (loss)	1.26	(2.15)	5.23	1.04	1.69
Total from investment operations	$1.47	$(1.97)	$5.41	$1.26	$1.91
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.17)	$(0.21)	$(0.20)	$(0.21)
From net realized gain	(2.07)	(1.01)	—	(0.02)	(0.46)
Total distributions declared to shareholders	$(2.28)	$(1.18)	$(0.21)	$(0.22)	$(0.67)
Net asset value, end of period (x)	$18.60	$19.41	$22.56	$17.36	$16.32
Total return (%) (r)(s)(t)(x)	8.27	(9.22)	31.47	7.87	13.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.68	0.69	0.66	0.67	0.81
Expenses after expense reductions	0.64	0.64	0.64	0.64	0.64
Net investment income (loss)	1.15	0.87	0.96	1.35	1.48
Portfolio turnover	39	36	20	34	28
Net assets at end of period (000 omitted)	$105	$97	$107	$81	$75

Class R6	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$19.42	$22.57	$17.37	$16.32	$15.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.20	$0.20	$0.23	$0.23
Net realized and unrealized gain (loss)	1.25	(2.15)	5.23	1.05	1.68
Total from investment operations	$1.48	$(1.95)	$5.43	$1.28	$1.91
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.19)	$(0.23)	$(0.21)	$(0.22)
From net realized gain	(2.07)	(1.01)	—	(0.02)	(0.46)
Total distributions declared to shareholders	$(2.29)	$(1.20)	$(0.23)	$(0.23)	$(0.68)
Net asset value, end of period (x)	$18.61	$19.42	$22.57	$17.37	$16.32
Total return (%) (r)(s)(t)(x)	8.38	(9.13)	31.57	8.02	13.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.59	0.59	0.58	0.59	0.71
Expenses after expense reductions	0.55	0.54	0.55	0.56	0.56
Net investment income (loss)	1.24	0.97	1.06	1.45	1.53
Portfolio turnover	39	36	20	34	28
Net assets at end of period (000 omitted)	$111,186	$77,259	$84,532	$78,929	$31,283

See Notes to Financial Statements
23

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
24

Notes to Financial Statements
(1) Business and Organization
MFS Low Volatility Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60
25

Notes to Financial Statements  - continued
days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2023 in valuing the fund's assets and liabilities:
26

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$442,626,298	$—	$—	$442,626,298
Mutual Funds	2,701,240	—	—	2,701,240
Total	$445,327,538	$—	$—	$445,327,538
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the
27

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/23	Year ended 8/31/22
Ordinary income (including any short-term capital gains)	$4,455,041	$3,631,213
Long-term capital gains	49,075,524	27,640,012
Total distributions	$53,530,565	$31,271,225
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/23
Cost of investments	$342,060,495
Gross appreciation	110,973,235
Gross depreciation	(7,706,192)
Net unrealized appreciation (depreciation)	$103,267,043
Undistributed ordinary income	818,373
Undistributed long-term capital gain	20,833,266
Total distributable earnings (loss)	$124,918,682
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
28

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/23	Year ended 8/31/22
Class A	$18,813,377	$8,750,568
Class B	177,694	112,448
Class C	2,701,740	1,444,870
Class I	18,857,445	16,367,684
Class R1	59,153	29,956
Class R2	59,104	36,843
Class R3	74,687	38,144
Class R4	11,418	5,631
Class R6	12,775,947	4,485,081
Total	$53,530,565	$31,271,225
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2023, this management fee reduction amounted to $58,933, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.57%
29

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2024. For the year ended August 31, 2023, this reduction amounted to $135,851, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $42,767 for the year ended August 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 409,565
Class B	0.75%	0.25%	1.00%	1.00%	15,800
Class C	0.75%	0.25%	1.00%	1.00%	243,084
Class R1	0.75%	0.25%	1.00%	1.00%	5,687
Class R2	0.25%	0.25%	0.50%	0.50%	2,452
Class R3	—	0.25%	0.25%	0.25%	1,679
Total Distribution and Service Fees					$678,267
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2023, this rebate amounted to $2 for Class A shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
30

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2023, were as follows:
Amount
Class A	$4,957
Class B	200
Class C	793
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2023, the fee was $20,998, which equated to 0.0046% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $335,564.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.0168% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 3, 2022, MFS redeemed 19 shares of Class I for an aggregate amount of $380.
At August 31, 2023, MFS held 100% of the outstanding shares of Class R4.
During the year ended August 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $2,265,587.
31

Notes to Financial Statements  - continued
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2023, this reimbursement amounted to $7,530, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $177,272,595 and $194,418,879, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/23		Year ended 8/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,332,574	$24,505,921	1,622,679	$33,715,405
Class B	606	11,045	369	7,609
Class C	59,549	1,074,355	93,061	1,949,533
Class I	2,054,548	37,776,114	4,607,009	97,250,379
Class R1	5,047	91,888	4,130	83,856
Class R2	1,742	32,427	5,006	104,934
Class R3	1,538	27,966	4,711	100,551
Class R6	2,721,212	51,989,024	897,740	18,491,030
	6,176,816	$115,508,740	7,234,705	$151,703,297
Shares issued to shareholders in reinvestment of distributions
Class A	1,067,944	$18,796,644	404,541	$8,744,240
Class B	10,125	177,694	5,180	112,448
Class C	154,689	2,700,846	66,811	1,444,445
Class I	958,144	16,889,423	522,758	11,321,125
Class R1	3,367	59,153	1,377	29,956
Class R2	3,338	59,104	1,691	36,843
Class R3	4,226	74,687	1,758	38,144
Class R4	647	11,417	260	5,631
Class R6	717,770	12,668,509	204,031	4,406,979
	2,920,250	$51,437,477	1,208,407	$26,139,811
32

Notes to Financial Statements  - continued
	Year ended 8/31/23		Year ended 8/31/22
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,775,632)	$(32,379,458)	(1,276,450)	$(26,619,299)
Class B	(18,756)	(337,524)	(28,577)	(583,653)
Class C	(347,146)	(6,289,710)	(286,388)	(5,911,288)
Class I	(3,821,184)	(70,231,608)	(11,555,119)	(239,417,585)
Class R1	(2,568)	(47,178)	(8,835)	(178,784)
Class R2	(5,654)	(101,309)	(13,245)	(274,035)
Class R3	(370)	(6,733)	(8,139)	(176,230)
Class R4	—	—	(8)	(171)
Class R6	(1,443,491)	(26,416,620)	(867,602)	(18,090,027)
	(7,414,801)	$(135,810,140)	(14,044,363)	$(291,251,072)
Net change
Class A	624,886	$10,923,107	750,770	$15,840,346
Class B	(8,025)	(148,785)	(23,028)	(463,596)
Class C	(132,908)	(2,514,509)	(126,516)	(2,517,310)
Class I	(808,492)	(15,566,071)	(6,425,352)	(130,846,081)
Class R1	5,846	103,863	(3,328)	(64,972)
Class R2	(574)	(9,778)	(6,548)	(132,258)
Class R3	5,394	95,920	(1,670)	(37,535)
Class R4	647	11,417	252	5,460
Class R6	1,995,491	38,240,913	234,169	4,807,982
	1,682,265	$31,136,077	(5,601,251)	$(113,407,964)
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an
33

Notes to Financial Statements  - continued
agreed upon spread. For the year ended August 31, 2023, the fund’s commitment fee and interest expense were $2,306 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,259,582	$90,674,265	$90,233,631	$755	$269	$2,701,240

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$74,734	$—
34

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Low Volatility Equity Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Low Volatility Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting  MFS Series Trust I) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
 Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
35

Report of Independent Registered Public Accounting Firm – continued
 Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 16, 2023
36

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
37

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
38

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
39

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
40

Board Review of Investment Advisory Agreement
MFS Low Volatility Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
41

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 1st quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contact review meetings in 2022, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted  that the Fund’s five-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2022, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’
42

Board Review of Investment Advisory Agreement - continued
approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
43

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
44

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
45

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $55,752,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
46

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
47

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
49

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2023
MFS®  Low Volatility Global
Equity Fund
LVO-ANN

MFS® Low Volatility Global
Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
DBS Group Holdings Ltd.	2.8%
Johnson & Johnson	2.6%
McKesson Corp.	2.6%
Merck & Co., Inc.	2.4%
Microsoft Corp.	2.4%
Everest Re Group Ltd.	2.3%
KDDI Corp.	2.1%
Roche Holding AG	2.1%
Franco-Nevada Corp.	1.9%
Constellation Software, Inc.	1.9%
GICS equity sectors (g)
Health Care	17.2%
Financials	16.7%
Information Technology	16.4%
Consumer Staples	11.3%
Communication Services	9.5%
Industrials	9.4%
Utilities	7.2%
Consumer Discretionary	6.6%
Materials	1.9%
Real Estate	1.7%
Energy	0.5%
Equity Warrants (o)	0.0%
Issuer country weightings (x)
United States	53.9%
Japan	10.7%
Canada	6.7%
Singapore	4.4%
Switzerland	4.3%
South Korea	3.2%
Israel	2.2%
United Kingdom	2.0%
Philippines	1.7%
Other Countries	10.9%
Currency exposure weightings (y)
United States Dollar	55.5%
Japanese Yen	10.7%
Canadian Dollar	6.2%
Euro	4.9%
Singapore Dollar	4.4%
Swiss Franc	4.3%
South Korean Won	3.2%
British Pound Sterling	2.0%
Philippine Peso	1.7%
Other Currencies	7.1%

1

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of August 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended August 31, 2023, Class A shares of the MFS Low Volatility Global Equity Fund (fund) provided a total return of 10.67%, at net asset value. This compares with a return of 13.95% for the fund’s benchmark, the MSCI All Country World Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth, although those effects have been limited thus far. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as focus turned to the country’s highly-indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the MSCI All Country World Index, stock selection and, to a lesser extent, an underweight allocation to the information technology sector detracted from the fund’s performance. Here, not owning shares of computer graphics processor maker NVIDIA and broadband communications and networking services company Broadcom held back relative returns. The stock price of NVIDIA climbed as the company significantly
3

Management Review - continued
beat expectations and posted a substantial increase in revenue growth within its Data Center (DC) segment. Increased revenue guidance further supported the stock, following expectations of greater DC demand across multiple customer segments.
Stock selection within the communication services sector also detracted from relative performance. Within this sector, not holding shares of social networking service provider Meta Platforms, and overweight positions in telecommunications company KDDI (Japan) and video game maker Electronic Arts, weakened relative returns. The stock price of Meta Platforms advanced after the company reported better-than-expected earnings, driven by solid revenue results and strong user engagement across its applications.
The combination of stock selection and an overweight position in the consumer staples sector held back relative performance, led by the fund’s overweight positions in merchandise store operator Dollar General and global food company General Mills. The stock price of Dollar General declined as the company’s financial results came in below consensus estimates due to weaker-than-expected comparable-store sales and higher expenses.
Stocks in other sectors that were among the top relative detractors included the fund’s overweight positions in power & natural gas distributor Xcel Energy, pharmaceutical and diagnostic company Roche Holding (Switzerland) and utility company American Electric Power(h).
Contributors to Performance
Over the reporting period, security selection within both the health care and financials sectors contributed to relative performance. Within the health care sector, the fund’s overweight positions in pharmaceutical companies, Novo Nordisk (Denmark) and Eli Lilly, aided relative returns. The stock price of Eli Lilly rose as the company released promising data from its GLP-1 obesity drug trials, which are anticipated to launch in 2026, a year earlier than its original plan. Within the financials sector, the fund’s overweight holdings of financial services company Fairfax Financial (Canada), reinsurer Everest Reinsurance and marine and casualty insurance services provider Samsung Fire & Marine Insurance (South Korea) benefited relative results.
Elsewhere, the fund's overweight holdings of diversified industrial manufacturer Eaton (Ireland), enterprise software solutions provider Constellation Software (Canada) and power and gas company E.ON (Germany) lifted relative returns. Not owning shares of electric vehicle manufacturer Tesla also contributed to relative results. Despite a recent recovery in its stock price, the share price of Tesla fell sharply towards the end of the reporting period led by uncertainties surrounding production shutdowns at the company's Shanghai manufacturing plant, reduced vehicle deliveries, increased
4

Management Review - continued
competitive concerns and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform X (formerly Twitter). The fund’s holdings of pachinko and pachislot machines manufacturer Sankyo(b) further helped relative performance.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 8/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
6

Performance Summary  - continued
Total Returns through 8/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/05/13	10.67%	6.34%	7.36%
B	12/05/13	9.90%	5.55%	6.53%
C	12/05/13	9.89%	5.56%	6.53%
I	12/05/13	11.02%	6.61%	7.60%
R1	12/05/13	9.82%	5.55%	6.53%
R2	12/05/13	10.46%	6.08%	7.06%
R3	12/05/13	10.72%	6.35%	7.34%
R4	12/05/13	10.94%	6.61%	7.60%
R6	12/05/13	11.04%	6.69%	7.66%
Comparative benchmark(s)

MSCI All Country World Index (net div) (f)	13.95%	7.46%	7.81%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	4.31%	5.09%	6.71%
B With CDSC (Declining over six years from 4% to 0%) (v)	5.90%	5.23%	6.53%
C With CDSC (1% for 12 months) (v)	8.89%	5.56%	6.53%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
7

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2023 through August 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/23	Ending Account Value 8/31/23	Expenses Paid During Period (p) 3/01/23-8/31/23
A	Actual	0.99%	$1,000.00	$1,065.56	$5.15
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
B	Actual	1.74%	$1,000.00	$1,061.58	$9.04
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
C	Actual	1.74%	$1,000.00	$1,062.07	$9.04
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
I	Actual	0.74%	$1,000.00	$1,067.46	$3.86
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R1	Actual	1.74%	$1,000.00	$1,061.57	$9.04
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
R2	Actual	1.24%	$1,000.00	$1,064.32	$6.45
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R3	Actual	0.99%	$1,000.00	$1,066.17	$5.16
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R4	Actual	0.74%	$1,000.00	$1,066.70	$3.85
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R6	Actual	0.65%	$1,000.00	$1,067.19	$3.39
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
8/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.2%
Aerospace & Defense – 1.8%
General Dynamics Corp.	8,596	$1,948,197
Singapore Technologies Engineering Ltd.	1,358,000	3,828,466
		$5,776,663
Automotive – 0.9%
Bridgestone Corp.	31,100	$1,210,056
Toyota Motor Corp.	91,200	1,576,467
		$2,786,523
Brokerage & Asset Managers – 0.4%
IG Group Holdings PLC	159,758	$1,369,110
Business Services – 5.9%
Accenture PLC, “A”	10,730	$3,474,052
Amdocs Ltd.	61,918	5,523,086
Fiserv, Inc. (a)	11,807	1,433,252
NS Solutions Corp.	116,100	3,151,964
Secom Co. Ltd.	29,500	2,067,099
Serco Group PLC	735,824	1,425,244
Sohgo Security Services Co. Ltd.	255,000	1,627,674
		$18,702,371
Cable TV – 0.9%
Comcast Corp., “A”	58,718	$2,745,654
Computer Software – 5.5%
ACI Worldwide, Inc. (a)	121,055	$2,939,215
Check Point Software Technologies Ltd. (a)	27,135	3,652,100
Microsoft Corp.	23,082	7,565,356
NICE Systems Ltd., ADR (a)	17,870	3,481,076
		$17,637,747
Computer Software - Systems – 4.6%
Constellation Software, Inc.	2,938	$6,034,859
Fujitsu Ltd.	24,200	3,028,015
Hitachi Ltd.	37,300	2,485,214
SS&C Technologies Holdings, Inc.	32,330	1,856,388
Venture Corp. Ltd.	126,000	1,222,287
		$14,626,763
Construction – 0.6%
AvalonBay Communities, Inc., REIT	10,652	$1,958,051
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 2.5%
Colgate-Palmolive Co.	41,358	$3,038,572
Kimberly-Clark Corp.	23,446	3,020,548
Procter & Gamble Co.	12,775	1,971,694
		$8,030,814
Electronics – 2.6%
Kyocera Corp.	75,400	$3,875,330
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	46,408	4,342,397
		$8,217,727
Energy - Integrated – 0.5%
TotalEnergies SE	26,338	$1,658,457
Food & Beverages – 5.5%
General Mills, Inc.	71,709	$4,851,831
J.M. Smucker Co.	19,051	2,761,443
Mondelez International, Inc.	37,682	2,685,219
Nestle S.A.	24,182	2,912,735
PepsiCo, Inc.	24,816	4,415,263
		$17,626,491
Food & Drug Stores – 1.4%
Sundrug Co. Ltd.	72,100	$2,132,350
Tesco PLC	653,094	2,198,240
		$4,330,590
General Merchandise – 1.4%
Dollar General Corp.	13,132	$1,818,782
Dollarama, Inc.	41,213	2,672,196
		$4,490,978
Health Maintenance Organizations – 0.6%
Cigna Group	7,369	$2,035,760
Insurance – 8.0%
Chubb Ltd.	9,140	$1,835,952
Everest Group Ltd.	20,321	7,329,378
Fairfax Financial Holdings Ltd.	5,875	4,844,831
MetLife, Inc.	43,540	2,757,824
Reinsurance Group of America, Inc.	18,708	2,593,303
Samsung Fire & Marine Insurance Co. Ltd.	21,806	4,066,714
Zurich Insurance Group AG	4,549	2,137,131
		$25,565,133
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – 1.6%
Alphabet, Inc., “A” (a)	36,584	$4,981,643
Leisure & Toys – 2.4%
Electronic Arts, Inc.	41,830	$5,018,763
Sankyo Co. Ltd.	60,100	2,620,946
		$7,639,709
Machinery & Tools – 1.5%
Eaton Corp. PLC	20,012	$4,610,164
Major Banks – 5.3%
DBS Group Holdings Ltd.	358,300	$8,828,584
JPMorgan Chase & Co.	34,712	5,079,407
Royal Bank of Canada	16,556	1,491,695
Wells Fargo & Co.	33,040	1,364,222
		$16,763,908
Medical & Health Technology & Services – 2.6%
McKesson Corp.	19,835	$8,178,367
Medical Equipment – 1.2%
Becton, Dickinson and Co.	6,637	$1,854,710
Medtronic PLC	22,841	1,861,541
		$3,716,251
Natural Gas - Distribution – 1.2%
Italgas S.p.A.	665,709	$3,789,775
Other Banks & Diversified Financials – 2.5%
Banco de Oro Unibank, Inc.	1,120,520	$2,756,772
KB Financial Group, Inc.	59,094	2,418,752
Mastercard, Inc., “A”	3,655	1,508,199
Visa, Inc., “A”	5,763	1,415,854
		$8,099,577
Pharmaceuticals – 12.8%
Bayer AG	29,772	$1,631,597
Eli Lilly & Co.	10,159	5,630,118
Johnson & Johnson	50,657	8,190,224
Merck & Co., Inc.	71,554	7,797,955
Novartis AG	20,622	2,084,962
Novo Nordisk A.S., “B”	19,325	3,582,088
Roche Holding AG	22,697	6,688,209
Sanofi	15,418	1,649,114
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – continued
Vertex Pharmaceuticals, Inc. (a)	10,054	$3,502,210
		$40,756,477
Pollution Control – 1.1%
Republic Services, Inc.	24,981	$3,600,511
Precious Metals & Minerals – 1.9%
Franco-Nevada Corp.	42,902	$6,180,657
Railroad & Shipping – 1.1%
Sankyu, Inc.	61,700	$2,155,970
West Japan Railway Co.	34,100	1,477,483
		$3,633,453
Real Estate – 1.1%
Prologis, Inc., REIT	10,480	$1,301,616
Public Storage, Inc., REIT	8,114	2,242,547
		$3,544,163
Restaurants – 3.2%
Jollibee Foods Corp.	667,770	$2,795,152
McDonald's Corp.	12,151	3,416,254
Starbucks Corp.	40,990	3,994,065
		$10,205,471
Specialty Stores – 1.8%
AutoZone, Inc. (a)	1,079	$2,731,305
Walmart Stores, Inc.	18,132	2,948,445
		$5,679,750
Telecommunications - Wireless – 4.2%
Advanced Info Service Public Co. Ltd.	850,300	$5,244,943
KDDI Corp.	225,500	6,703,237
T-Mobile US, Inc. (a)	9,479	1,291,514
		$13,239,694
Telephone Services – 1.3%
Koninklijke KPN N.V.	683,715	$2,392,455
Orange S.A.	165,113	1,854,500
		$4,246,955
Tobacco – 0.4%
British American Tobacco PLC	37,004	$1,229,340
Trucking – 0.9%
Knight-Swift Transportation Holdings, Inc.	53,962	$2,958,197
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 6.0%
CLP Holdings Ltd.	578,500	$4,536,619
Duke Energy Corp.	19,073	1,693,682
E.ON SE	206,513	2,548,352
Edison International	21,767	1,498,658
Equatorial Energia S.A.	222,000	1,419,315
Evergy, Inc.	23,450	1,289,047
PG&E Corp. (a)	174,731	2,848,115
Xcel Energy, Inc.	55,831	3,189,625
		$19,023,413
Total Common Stocks (Identified Cost, $256,847,162)		$309,636,307
Preferred Stocks – 1.2%
Computer Software - Systems – 1.2%
Samsung Electronics Co. Ltd. (Identified Cost, $4,624,954)	92,185	$3,766,212

	Strike Price	First Exercise
Rights – 0.0%
Computer Software - Systems – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 1 Debentures for 3.03 rights, Expiration 10/13/23) (a) (Identified Cost, $1,303)	CAD 133	8/31/23	2,938	$1,631
Warrants – 0.0%
Computer Software - Systems – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a) (Identified Cost, $0)	CAD 11.5	N/A	2,938	$0

Investment Companies (h) – 1.3%
Money Market Funds – 1.3%
MFS Institutional Money Market Portfolio, 5.3% (v) (Identified Cost, $4,060,284)	4,060,065	$4,060,471

Other Assets, Less Liabilities – 0.3%		1,107,692
Net Assets – 100.0%		$318,572,313

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,060,471 and $313,404,150, respectively.
15

Portfolio of Investments – continued
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 8/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $261,473,419)	$313,404,150
Investments in affiliated issuers, at value (identified cost, $4,060,284)	4,060,471
Cash	13,963
Foreign currency, at value (identified cost, $40,246)	40,194
Receivables for
Fund shares sold	726,784
Dividends	898,246
Receivable from investment adviser	3,107
Other assets	339
Total assets	$319,147,254
Liabilities
Payables for
Investments purchased	$1,372
Fund shares reacquired	308,869
Payable to affiliates
Administrative services fee	307
Shareholder servicing costs	64,742
Distribution and service fees	686
Payable for independent Trustees' compensation	14
Deferred foreign capital gains tax expense payable	88,916
Payable for audit and tax fees	66,256
Accrued expenses and other liabilities	43,779
Total liabilities	$574,941
Net assets	$318,572,313
Net assets consist of
Paid-in capital	$267,649,932
Total distributable earnings (loss)	50,922,381
Net assets	$318,572,313
Shares of beneficial interest outstanding	21,124,872
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$33,745,159	2,237,600	$15.08
Class B	361,245	24,180	14.94
Class C	3,404,534	228,356	14.91
Class I	179,777,067	11,915,435	15.09
Class R1	139,883	9,324	15.00
Class R2	166,113	11,011	15.09
Class R3	103,582	6,857	15.11
Class R4	92,695	6,142	15.09
Class R6	100,782,035	6,685,967	15.07

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.00 [100 / 94.25 x $15.08]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 8/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$7,276,399
Dividends from affiliated issuers	111,067
Other	10,375
Income on securities loaned	2,935
Interest	386
Foreign taxes withheld	(433,215)
Total investment income	$6,967,947
Expenses
Management fee	$1,532,504
Distribution and service fees	116,836
Shareholder servicing costs	173,607
Administrative services fee	50,835
Independent Trustees' compensation	6,759
Custodian fee	64,983
Shareholder communications	22,659
Audit and tax fees	65,508
Legal fees	1,635
Registration fees	131,329
Miscellaneous	35,053
Total expenses	$2,201,708
Reduction of expenses by investment adviser	(98,195)
Net expenses	$2,103,513
Net investment income (loss)	$4,864,434
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $4,562 foreign capital gains tax)	$7,804
Affiliated issuers	269
Foreign currency	(26,185)
Net realized gain (loss)	$(18,112)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $77,472 increase in deferred foreign capital gains tax)	$23,321,094
Affiliated issuers	80
Translation of assets and liabilities in foreign currencies	38,236
Net unrealized gain (loss)	$23,359,410
Net realized and unrealized gain (loss)	$23,341,298
Change in net assets from operations	$28,205,732
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/23	8/31/22
Change in net assets
From operations
Net investment income (loss)	$4,864,434	$3,412,071
Net realized gain (loss)	(18,112)	13,805,006
Net unrealized gain (loss)	23,359,410	(38,841,943)
Change in net assets from operations	$28,205,732	$(21,624,866)
Total distributions to shareholders	$(10,214,151)	$(20,522,243)
Change in net assets from fund share transactions	$61,624,592	$53,368,468
Total change in net assets	$79,616,173	$11,221,359
Net assets
At beginning of period	238,956,140	227,734,781
At end of period	$318,572,313	$238,956,140
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$14.14	$17.04	$14.18	$13.92	$13.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.19	$0.17	$0.23	$0.25
Net realized and unrealized gain (loss)	1.25	(1.64)	2.90	0.39	0.56
Total from investment operations	$1.47	$(1.45)	$3.07	$0.62	$0.81
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.16)	$(0.21)	$(0.27)	$(0.23)
From net realized gain	(0.34)	(1.29)	—	(0.09)	(0.39)
Total distributions declared to shareholders	$(0.53)	$(1.45)	$(0.21)	$(0.36)	$(0.62)
Net asset value, end of period (x)	$15.08	$14.14	$17.04	$14.18	$13.92
Total return (%) (r)(s)(t)(x)	10.67	(9.35)	21.83	4.60	6.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.03	1.05	1.04	1.05	1.05
Expenses after expense reductions	0.99	0.99	0.99	0.99	0.98
Net investment income (loss)	1.50	1.23	1.14	1.68	1.86
Portfolio turnover	25	46	36	43	65
Net assets at end of period (000 omitted)	$33,745	$25,531	$25,815	$23,494	$19,981
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$14.00	$16.90	$14.08	$13.82	$13.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.07	$0.06	$0.12	$0.14
Net realized and unrealized gain (loss)	1.24	(1.62)	2.86	0.40	0.57
Total from investment operations	$1.35	$(1.55)	$2.92	$0.52	$0.71
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)	$(0.10)	$(0.17)	$(0.13)
From net realized gain	(0.34)	(1.29)	—	(0.09)	(0.39)
Total distributions declared to shareholders	$(0.41)	$(1.35)	$(0.10)	$(0.26)	$(0.52)
Net asset value, end of period (x)	$14.94	$14.00	$16.90	$14.08	$13.82
Total return (%) (r)(s)(t)(x)	9.90	(10.03)	20.88	3.81	5.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.78	1.80	1.78	1.80	1.79
Expenses after expense reductions	1.74	1.74	1.74	1.75	1.74
Net investment income (loss)	0.75	0.48	0.40	0.88	1.03
Portfolio turnover	25	46	36	43	65
Net assets at end of period (000 omitted)	$361	$438	$475	$410	$410

Class C	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$13.98	$16.88	$14.05	$13.80	$13.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.07	$0.06	$0.12	$0.14
Net realized and unrealized gain (loss)	1.24	(1.62)	2.88	0.39	0.57
Total from investment operations	$1.35	$(1.55)	$2.94	$0.51	$0.71
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.06)	$(0.11)	$(0.17)	$(0.14)
From net realized gain	(0.34)	(1.29)	—	(0.09)	(0.39)
Total distributions declared to shareholders	$(0.42)	$(1.35)	$(0.11)	$(0.26)	$(0.53)
Net asset value, end of period (x)	$14.91	$13.98	$16.88	$14.05	$13.80
Total return (%) (r)(s)(t)(x)	9.89	(10.04)	21.00	3.77	5.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.78	1.80	1.79	1.80	1.80
Expenses after expense reductions	1.74	1.74	1.74	1.75	1.74
Net investment income (loss)	0.74	0.49	0.39	0.90	1.02
Portfolio turnover	25	46	36	43	65
Net assets at end of period (000 omitted)	$3,405	$3,001	$3,133	$3,261	$2,876
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$14.14	$17.05	$14.18	$13.92	$13.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.24	$0.21	$0.26	$0.28
Net realized and unrealized gain (loss)	1.25	(1.66)	2.90	0.39	0.56
Total from investment operations	$1.51	$(1.42)	$3.11	$0.65	$0.84
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.20)	$(0.24)	$(0.30)	$(0.26)
From net realized gain	(0.34)	(1.29)	—	(0.09)	(0.39)
Total distributions declared to shareholders	$(0.56)	$(1.49)	$(0.24)	$(0.39)	$(0.65)
Net asset value, end of period (x)	$15.09	$14.14	$17.05	$14.18	$13.92
Total return (%) (r)(s)(t)(x)	11.02	(9.18)	22.21	4.85	6.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.78	0.80	0.79	0.80	0.79
Expenses after expense reductions	0.74	0.74	0.74	0.75	0.74
Net investment income (loss)	1.77	1.53	1.38	1.88	2.09
Portfolio turnover	25	46	36	43	65
Net assets at end of period (000 omitted)	$179,777	$124,266	$102,723	$106,849	$118,907

Class R1	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$14.07	$16.97	$14.13	$13.88	$13.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.07	$0.06	$0.12	$0.14
Net realized and unrealized gain (loss)	1.24	(1.63)	2.89	0.39	0.58
Total from investment operations	$1.35	$(1.56)	$2.95	$0.51	$0.72
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.05)	$(0.11)	$(0.17)	$(0.14)
From net realized gain	(0.34)	(1.29)	—	(0.09)	(0.39)
Total distributions declared to shareholders	$(0.42)	$(1.34)	$(0.11)	$(0.26)	$(0.53)
Net asset value, end of period (x)	$15.00	$14.07	$16.97	$14.13	$13.88
Total return (%) (r)(s)(t)(x)	9.82	(10.00)	20.96	3.74	5.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.78	1.80	1.78	1.80	1.79
Expenses after expense reductions	1.74	1.74	1.74	1.75	1.74
Net investment income (loss)	0.74	0.48	0.40	0.90	1.03
Portfolio turnover	25	46	36	43	65
Net assets at end of period (000 omitted)	$140	$130	$149	$109	$96
See Notes to Financial Statements
23

Financial Highlights – continued
Class R2	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$14.14	$17.04	$14.18	$13.92	$13.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.15	$0.15	$0.19	$0.21
Net realized and unrealized gain (loss)	1.26	(1.65)	2.88	0.40	0.57
Total from investment operations	$1.44	$(1.50)	$3.03	$0.59	$0.78
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.11)	$(0.17)	$(0.24)	$(0.20)
From net realized gain	(0.34)	(1.29)	—	(0.09)	(0.39)
Total distributions declared to shareholders	$(0.49)	$(1.40)	$(0.17)	$(0.33)	$(0.59)
Net asset value, end of period (x)	$15.09	$14.14	$17.04	$14.18	$13.92
Total return (%) (r)(s)(t)(x)	10.46	(9.63)	21.56	4.33	6.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.28	1.30	1.28	1.30	1.29
Expenses after expense reductions	1.24	1.24	1.24	1.25	1.24
Net investment income (loss)	1.25	0.98	0.94	1.37	1.53
Portfolio turnover	25	46	36	43	65
Net assets at end of period (000 omitted)	$166	$137	$263	$170	$75

Class R3	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$14.16	$17.06	$14.20	$13.94	$13.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.19	$0.18	$0.23	$0.24
Net realized and unrealized gain (loss)	1.26	(1.64)	2.89	0.39	0.58
Total from investment operations	$1.48	$(1.45)	$3.07	$0.62	$0.82
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.16)	$(0.21)	$(0.27)	$(0.23)
From net realized gain	(0.34)	(1.29)	—	(0.09)	(0.39)
Total distributions declared to shareholders	$(0.53)	$(1.45)	$(0.21)	$(0.36)	$(0.62)
Net asset value, end of period (x)	$15.11	$14.16	$17.06	$14.20	$13.94
Total return (%) (r)(s)(t)(x)	10.72	(9.34)	21.81	4.58	6.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.03	1.05	1.04	1.05	1.04
Expenses after expense reductions	0.99	0.99	0.99	1.00	0.99
Net investment income (loss)	1.50	1.23	1.15	1.65	1.78
Portfolio turnover	25	46	36	43	65
Net assets at end of period (000 omitted)	$104	$92	$98	$79	$71
See Notes to Financial Statements
24

Financial Highlights – continued
Class R4	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$14.15	$17.05	$14.18	$13.92	$13.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.23	$0.21	$0.26	$0.27
Net realized and unrealized gain (loss)	1.25	(1.64)	2.90	0.39	0.57
Total from investment operations	$1.50	$(1.41)	$3.11	$0.65	$0.84
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.20)	$(0.24)	$(0.30)	$(0.26)
From net realized gain	(0.34)	(1.29)	—	(0.09)	(0.39)
Total distributions declared to shareholders	$(0.56)	$(1.49)	$(0.24)	$(0.39)	$(0.65)
Net asset value, end of period (x)	$15.09	$14.15	$17.05	$14.18	$13.92
Total return (%) (r)(s)(t)(x)	10.94	(9.12)	22.21	4.85	6.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.78	0.80	0.79	0.81	0.79
Expenses after expense reductions	0.74	0.74	0.74	0.75	0.74
Net investment income (loss)	1.75	1.47	1.40	1.89	2.03
Portfolio turnover	25	46	36	43	65
Net assets at end of period (000 omitted)	$93	$84	$92	$75	$72

Class R6	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$14.13	$17.03	$14.17	$13.91	$13.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.24	$0.22	$0.27	$0.28
Net realized and unrealized gain (loss)	1.24	(1.64)	2.90	0.40	0.57
Total from investment operations	$1.51	$(1.40)	$3.12	$0.67	$0.85
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.21)	$(0.26)	$(0.32)	$(0.27)
From net realized gain	(0.34)	(1.29)	—	(0.09)	(0.39)
Total distributions declared to shareholders	$(0.57)	$(1.50)	$(0.26)	$(0.41)	$(0.66)
Net asset value, end of period (x)	$15.07	$14.13	$17.03	$14.17	$13.91
Total return (%) (r)(s)(t)(x)	11.04	(9.06)	22.25	4.94	6.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.69	0.72	0.71	0.73	0.72
Expenses after expense reductions	0.66	0.66	0.67	0.67	0.67
Net investment income (loss)	1.83	1.54	1.44	2.01	2.11
Portfolio turnover	25	46	36	43	65
Net assets at end of period (000 omitted)	$100,782	$85,277	$94,987	$84,631	$76,901

See Notes to Financial Statements
25

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
26

Notes to Financial Statements
(1) Business and Organization
MFS Low Volatility Global Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
27

Notes to Financial Statements  - continued
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted
28

Notes to Financial Statements  - continued
quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$166,555,778	$—	$—	$166,555,778
Japan	34,111,805	—	—	34,111,805
Canada	21,225,869	—	—	21,225,869
Singapore	13,879,337	—	—	13,879,337
Switzerland	13,823,037	—	—	13,823,037
South Korea	10,251,678	—	—	10,251,678
Israel	7,133,176	—	—	7,133,176
United Kingdom	6,221,934	—	—	6,221,934
Philippines	5,551,924	—	—	5,551,924
Other Countries	29,404,669	5,244,943	—	34,649,612
Mutual Funds	4,060,471	—	—	4,060,471
Total	$312,219,678	$5,244,943	$—	$317,464,621
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the
29

Notes to Financial Statements  - continued
fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At August 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
30

Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/23	Year ended 8/31/22
Ordinary income (including any short-term capital gains)	$4,151,143	$2,983,213
Long-term capital gains	6,063,008	17,539,030
Total distributions	$10,214,151	$20,522,243
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/23
Cost of investments	$268,401,580
Gross appreciation	57,297,229
Gross depreciation	(8,234,188)
Net unrealized appreciation (depreciation)	$49,063,041
Undistributed ordinary income	882,991
Undistributed long-term capital gain	1,058,108
Other temporary differences	(81,759)
Total distributable earnings (loss)	$50,922,381
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
31

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/23	Year ended 8/31/22
Class A	$1,112,251	$2,192,527
Class B	12,527	37,962
Class C	89,340	259,632
Class I	5,415,928	9,515,931
Class R1	4,004	11,884
Class R2	5,190	12,733
Class R3	3,520	8,364
Class R4	3,378	8,073
Class R6	3,568,013	8,475,137
Total	$10,214,151	$20,522,243
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.55%
In excess of $1 billion and up to $2.5 billion	0.525%
In excess of $2.5 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2023, this management fee reduction amounted to $36,058, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.54% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.68%
32

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2024. For the year ended August 31, 2023, this reduction amounted to $62,137, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $10,779 for the year ended August 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 78,882
Class B	0.75%	0.25%	1.00%	1.00%	4,190
Class C	0.75%	0.25%	1.00%	1.00%	31,399
Class R1	0.75%	0.25%	1.00%	1.00%	1,340
Class R2	0.25%	0.25%	0.50%	0.50%	778
Class R3	—	0.25%	0.25%	0.25%	247
Total Distribution and Service Fees					$116,836
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended August 31, 2023.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
33

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2023, were as follows:
Amount
Class A	$88
Class B	—
Class C	29
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2023, the fee was $6,033, which equated to 0.0022% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $167,574.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.0182% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At August 31, 2023, MFS held approximately 61%, 54%, and 88% of the outstanding shares of Class R1, Class R2, and Class R3, respectively, and 100% of the outstanding shares of Class R4.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2023, this reimbursement amounted to $10,269, which is included in “Other” income in the Statement of Operations.
34

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended August 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $119,966,325 and $67,651,708, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/23		Year ended 8/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	763,945	$10,796,108	393,606	$5,901,232
Class B	203	2,836	1,562	23,879
Class C	58,865	857,045	55,397	836,119
Class I	5,998,445	86,974,089	5,000,573	75,676,454
Class R1	597	8,588	992	14,960
Class R2	1,835	25,644	396	6,510
Class R3	358	5,146	251	3,756
Class R4	(1)	—	—	—
Class R6	1,444,761	21,340,030	1,276,664	19,149,326
	8,269,008	$120,009,486	6,729,441	$101,612,236
Shares issued to shareholders in reinvestment of distributions
Class A	78,207	$1,112,206	139,204	$2,192,527
Class B	889	12,527	2,423	37,962
Class C	6,347	89,340	16,608	259,632
Class I	297,414	4,233,954	503,719	7,925,672
Class R1	283	4,004	755	11,884
Class R2	365	5,190	806	12,733
Class R3	247	3,520	530	8,364
Class R4	238	3,378	513	8,073
Class R6	246,294	3,498,889	526,753	8,290,337
	630,284	$8,963,008	1,191,311	$18,747,184
35

Notes to Financial Statements  - continued
	Year ended 8/31/23		Year ended 8/31/22
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(410,326)	$(5,952,978)	(242,209)	$(3,746,358)
Class B	(8,182)	(119,906)	(840)	(12,019)
Class C	(51,489)	(743,328)	(43,003)	(637,467)
Class I	(3,165,950)	(45,242,152)	(2,745,265)	(41,851,906)
Class R1	(803)	(11,566)	(1,268)	(18,770)
Class R2	(906)	(13,075)	(6,902)	(117,133)
Class R3	(230)	(3,504)	(37)	(522)
Class R6	(1,039,716)	(15,261,393)	(1,346,988)	(20,606,777)
	(4,677,602)	$(67,347,902)	(4,386,512)	$(66,990,952)
Net change
Class A	431,826	$5,955,336	290,601	$4,347,401
Class B	(7,090)	(104,543)	3,145	49,822
Class C	13,723	203,057	29,002	458,284
Class I	3,129,909	45,965,891	2,759,027	41,750,220
Class R1	77	1,026	479	8,074
Class R2	1,294	17,759	(5,700)	(97,890)
Class R3	375	5,162	744	11,598
Class R4	237	3,378	513	8,073
Class R6	651,339	9,577,526	456,429	6,832,886
	4,221,690	$61,624,592	3,534,240	$53,368,468
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an
36

Notes to Financial Statements  - continued
agreed upon spread. For the year ended August 31, 2023, the fund’s commitment fee and interest expense were $1,371 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,133,480	$74,658,862	$73,732,220	$269	$80	$4,060,471

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$111,067	$—
37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust I and the Shareholders of
MFS Low Volatility Global Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Low Volatility Global Equity Fund (the “Fund”), including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
38

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 16, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
41

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
42

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
43

Board Review of Investment Advisory Agreement
MFS Low Volatility Global Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
44

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 1st quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2022, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s five-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2022, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’
45

Board Review of Investment Advisory Agreement - continued
approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
46

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

47

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
48

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $6,683,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 33.37% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
49

Federal Tax Information (unaudited) - continued
Income derived from foreign sources was $4,846,847. The fund intends to pass through foreign tax credits of $470,007 for the fiscal year.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
50

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
52

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2023
MFS®  New Discovery Fund
NDF-ANN

MFS® New Discovery Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
GFL Environmental, Inc.	2.2%
RB Global, Inc.	2.1%
Sensata Technologies Holding PLC	1.9%
Jacobs Solutions, Inc.	1.9%
Matador Resources Co.	1.9%
ChampionX Corp.	1.9%
Advanced Energy Industries, Inc.	1.8%
ExlService Holdings, Inc.	1.8%
STAG Industrial, Inc., REIT	1.7%
nVent Electric PLC	1.7%
GICS equity sectors (g)
Industrials	25.9%
Information Technology	17.9%
Health Care	16.3%
Consumer Discretionary	12.5%
Energy	7.8%
Financials	4.4%
Materials	4.3%
Consumer Staples	3.0%
Real Estate	2.4%
Communication Services	0.7%
Equity Warrants (o)	0.0%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(o)	Less than 0.1%.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of August 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

Management Review
Summary of Results
For the twelve months ended August 31, 2023, Class A shares of the MFS New Discovery Fund (fund) provided a total return of 6.05%, at net asset value. This compares with a return of 6.78% for the fund’s benchmark, the Russell 2000® Growth Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth, although those effects have been limited thus far. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as focus turned to the country’s highly-indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Russell 2000® Growth Index, stock selection within both the information technology and consumer staples sectors detracted from the fund's performance. Within the information technology sector, an overweight position in global consultancy services provider Thoughtworks Holding, and not owning shares of server and storage systems company Super Micro Computer, held back relative returns. The share price of Thoughtworks Holding fell as the company announced a decline in
2

Management Review - continued
revenue in both its retail and consumer segments and depressed margins due to higher employee costs. Additionally, management reduced its outlook given ongoing industry pressures. Within the consumer staples sector, the fund’s overweight position in luxury wines producer Duckhorn Portfolio further weighed on relative results.
Stocks in other sectors that hindered relative performance included the fund’s positions in pet health and wellness services provider Petco Health & Wellness(b), clinical development company Syneos Health(b)(h), business process management solutions provider WNS Holdings(b) (India), gaming and racing facilities operator Penn Entertainment(b) and global payment solutions provider Nuvei(b). The share price of Petco Health & Wellness detracted due to ongoing discretionary demand headwinds and higher-than-anticipated variable rate costs of the firm’s outstanding debt. Management also cut its profit guidance owing to inflationary pressures and promotional activities, such as price reductions targeting improved competitiveness against its peers. Additionally, an overweight position in life science logistics solutions provider CryoPort, and the timing of the fund’s ownership in shares of healthcare data and analytics services provider Definitive Healthcare, further weakened relative returns. The share price of CryoPort declined on the back of increased caution in capital investments by customers paired with the adverse macroeconomic environment. The company’s production was also affected by the closure of its Chengdu facility from Zero-COVID restrictions.
Contributors to Performance
Favorable stock selection within both the energy and communication services sectors contributed to the fund’s relative performance. Within the energy sector, an overweight position in chemistry solutions, engineered equipment and technologies provider ChampionX supported relative results. The share price of ChampionX advanced after the company posted earnings results above market expectations, driven by higher-than-anticipated revenues in its production chemical technologies segment. The company also announced an increase in its share buyback program, which appeared to have further supported investors’ sentiment. Within the communication services sector, the fund’s position in professional football club operator Manchester United(b)(h) (United Kingdom) aided relative returns. The share price of Manchester United soared earlier in the year after it became clear that the team's owners were considering strategic options including the sale of the company which many believe has been undervalued relative to other sports franchises.
Stocks in other sectors that boosted relative performance included the fund’s holdings of purpose-made drug and medication packaging manufacturer Gerresheimer(b) (Germany), building products manufacturer AZEK(b), global life science company Abcam(b) (United Kingdom), footwear retailer Skechers USA(b) and freight transportation services provider XPO Logistics(b). The share price of Gerresheimer advanced on higher-than-expected revenue growth, driven by an improved product mix paired with a healthy order intake and robust demand. Additionally, the fund’s overweight positions in cross-border payments platform Remitly Global, digital automotive wholesale retailer ACV Auctions and asset management company WisdomTree Investments further benefited relative returns.
3

Management Review - continued
Respectfully,
Portfolio Manager(s)
Michael Grossman
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 8/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
5

Performance Summary  - continued
Total Returns through 8/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/97	6.05%	5.10%	8.27%
B	11/03/97	5.27%	4.31%	7.46%
C	11/03/97	5.32%	4.31%	7.46%
I	1/02/97	6.37%	5.36%	8.54%
R1	4/01/05	5.29%	4.31%	7.46%
R2	10/31/03	5.85%	4.84%	8.00%
R3	4/01/05	6.07%	5.09%	8.27%
R4	4/01/05	6.36%	5.36%	8.55%
R6	6/01/12	6.47%	5.47%	8.66%
Comparative benchmark(s)
Russell 2000® Growth Index (f)	6.78%	2.46%	8.17%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(0.05)%	3.86%	7.63%
B With CDSC (Declining over six years from 4% to 0%) (v)	1.27%	4.13%	7.46%
C With CDSC (1% for 12 months) (v)	4.32%	4.31%	7.46%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 2000® Growth Index(h) - constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
6

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2023 through August 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/23	Ending Account Value 8/31/23	Expenses Paid During Period (p) 3/01/23-8/31/23
A	Actual	1.28%	$1,000.00	$1,018.42	$6.51
	Hypothetical (h)	1.28%	$1,000.00	$1,018.75	$6.51
B	Actual	2.03%	$1,000.00	$1,014.87	$10.31
	Hypothetical (h)	2.03%	$1,000.00	$1,014.97	$10.31
C	Actual	2.03%	$1,000.00	$1,014.79	$10.31
	Hypothetical (h)	2.03%	$1,000.00	$1,014.97	$10.31
I	Actual	1.03%	$1,000.00	$1,019.95	$5.24
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
R1	Actual	2.03%	$1,000.00	$1,014.38	$10.31
	Hypothetical (h)	2.03%	$1,000.00	$1,014.97	$10.31
R2	Actual	1.53%	$1,000.00	$1,017.48	$7.78
	Hypothetical (h)	1.53%	$1,000.00	$1,017.49	$7.78
R3	Actual	1.28%	$1,000.00	$1,018.47	$6.51
	Hypothetical (h)	1.28%	$1,000.00	$1,018.75	$6.51
R4	Actual	1.03%	$1,000.00	$1,019.75	$5.24
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
R6	Actual	0.89%	$1,000.00	$1,020.27	$4.53
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
8/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 95.2%
Aerospace & Defense – 3.5%
AeroVironment, Inc. (a)	112,066	$10,873,764
CACI International, Inc., “A” (a)	102,585	33,648,906
KBR, Inc.	628,702	38,677,747
		$83,200,417
Apparel Manufacturers – 2.4%
Deckers Outdoor Corp. (a)	46,500	$24,602,685
On Holding AG (a)	318,953	9,195,415
Skechers USA, Inc., “A” (a)	464,937	23,390,981
		$57,189,081
Automotive – 1.2%
Visteon Corp. (a)	208,736	$29,070,663
Biotechnology – 2.6%
Abcam PLC, ADR (a)	953,085	$21,558,760
Adaptive Biotechnologies Corp. (a)	996,350	6,745,289
AlloVir, Inc. (a)	533,582	1,670,112
BioAtla, Inc. (a)	339,507	852,163
Immunocore Holdings PLC, ADR (a)	233,584	13,143,772
Lyell Immunopharma, Inc. (a)	676,627	1,617,138
MaxCyte, Inc. (a)	1,271,360	4,653,178
Oxford Nanopore Technologies PLC (a)	2,232,941	6,732,278
Prelude Therapeutics, Inc. (a)	327,699	1,222,317
Sana Biotechnology, Inc. (a)(l)	522,248	2,794,027
		$60,989,034
Brokerage & Asset Managers – 2.5%
GCM Grosvenor, Inc., “A” (h)	2,116,336	$16,168,807
Hamilton Lane, Inc., “A”	220,944	20,501,394
WisdomTree Investments, Inc.	3,260,558	23,802,073
		$60,472,274
Business Services – 6.3%
ExlService Holdings, Inc. (a)	1,464,374	$42,803,652
Keywords Studios PLC	960,676	18,559,002
Remitly Global, Inc. (a)	834,802	20,995,270
Thoughtworks Holding, Inc. (a)	3,526,607	17,527,237
TriNet Group, Inc. (a)	144,148	15,990,338
WNS (Holdings) Ltd., ADR (a)	500,961	32,737,801
		$148,613,300
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 0.9%
Element Solutions, Inc.	977,533	$20,156,730
Computer Software – 9.1%
Alkami Technology, Inc. (a)	1,476,602	$25,722,407
AvidXchange Holdings, Inc. (a)	941,144	9,674,960
Definitive Healthcare Corp. (a)	1,283,153	12,061,638
DoubleVerify Holdings, Inc. (a)	1,121,094	37,904,188
Kinaxis, Inc. (a)	179,547	22,133,765
Pagerduty, Inc. (a)	864,480	22,269,005
Paycor HCM, Inc. (a)	1,178,113	27,650,312
Paylocity Holding Corp. (a)	74,840	15,005,420
Procore Technologies, Inc. (a)	383,872	25,930,554
Sabre Corp. (a)	3,483,404	17,417,020
		$215,769,269
Computer Software - Systems – 4.0%
Five9, Inc. (a)	488,283	$35,337,041
Nuvei Corp.	783,267	14,153,634
Q2 Holdings, Inc. (a)	753,273	25,920,124
Rapid7, Inc. (a)	388,084	19,555,553
		$94,966,352
Construction – 2.3%
AZEK Co., Inc. (a)	639,834	$21,760,754
Summit Materials, Inc., “A” (a)	892,644	33,393,812
		$55,154,566
Consumer Products – 0.4%
e.l.f. Beauty, Inc. (a)	76,164	$10,564,708
Consumer Services – 2.4%
Boyd Group Services, Inc.	126,953	$22,896,075
Bright Horizons Family Solutions, Inc. (a)	122,174	11,535,669
European Wax Center, Inc., “A” (a)	1,338,326	23,233,340
		$57,665,084
Electrical Equipment – 4.8%
Littlefuse, Inc.	110,324	$29,465,334
nVent Electric PLC	696,384	39,373,551
Sensata Technologies Holding PLC	1,225,748	46,112,640
		$114,951,525
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 5.8%
Advanced Energy Industries, Inc.	364,568	$43,044,544
Allegro MicroSystems, Inc. (a)	601,721	23,015,828
Formfactor, Inc. (a)	685,181	24,200,593
Nova Ltd. (a)	181,497	23,402,223
Onto Innovation, Inc. (a)	178,879	24,860,604
		$138,523,792
Energy - Independent – 3.2%
Matador Resources Co.	695,059	$44,136,246
Permian Resources Corp.	2,333,665	33,091,370
		$77,227,616
Energy - Renewables – 0.3%
Nextracker, Inc. “A” (a)	149,603	$6,301,278
Engineering - Construction – 3.9%
Corporacion Inmobiliaria Vesta S.A.B. de C.V., ADR	435,734	$16,183,161
Jacobs Solutions, Inc.	328,160	44,242,531
TopBuild Corp. (a)	110,242	31,978,999
		$92,404,691
Entertainment – 0.7%
Vivid Seats, Inc., “A” (a)	2,144,528	$15,569,273
Food & Beverages – 1.3%
Duckhorn Portfolio, Inc. (a)	2,002,913	$24,916,238
Oatly Group AB, ADR (a)(l)	4,713,107	5,797,121
		$30,713,359
Gaming & Lodging – 1.8%
Genius Sports Ltd. (a)	2,548,725	$16,923,534
Penn Entertainment, Inc. (a)	1,135,055	26,889,453
		$43,812,987
General Merchandise – 1.8%
Five Below, Inc. (a)	109,230	$18,783,191
Ollie's Bargain Outlet Holdings, Inc. (a)	325,326	25,076,128
		$43,859,319
Leisure & Toys – 1.5%
Brunswick Corp.	293,812	$23,246,405
Corsair Gaming, Inc. (a)	384,187	6,039,420
Funko, Inc., “A” (a)	813,640	5,671,071
		$34,956,896
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 3.7%
Crane Co.	398,263	$36,289,725
RB Global, Inc.	826,838	51,032,441
		$87,322,166
Medical & Health Technology & Services – 1.9%
Certara, Inc. (a)	1,037,850	$16,771,656
HealthEquity, Inc. (a)	429,630	29,021,507
		$45,793,163
Medical Equipment – 7.8%
Bruker BioSciences Corp.	297,535	$19,518,296
CryoPort, Inc. (a)	890,476	12,555,712
Envista Holdings Corp. (a)	823,494	26,368,278
Gerresheimer AG	234,582	30,498,857
Inari Medical, Inc. (a)	275,714	18,368,067
Maravai Lifesciences Holdings, Inc., “A” (a)	701,825	7,256,870
Masimo Corp. (a)	156,692	17,906,762
OptiNose, Inc. (a)	1,816,449	2,161,574
Outset Medical, Inc. (a)	332,810	4,529,544
PROCEPT BioRobotics Corp. (a)	445,288	15,188,774
Shockwave Medical, Inc. (a)	106,501	23,471,755
Silk Road Medical, Inc. (a)	397,655	7,682,695
		$185,507,184
Oil Services – 4.6%
Cactus, Inc., “A”	595,879	$31,784,186
ChampionX Corp.	1,219,717	44,019,587
TechnipFMC PLC	1,751,213	33,343,095
		$109,146,868
Pharmaceuticals – 3.5%
ACELYRIN, Inc. (a)	421,932	$10,687,537
Amicus Therapeutics, Inc. (a)	974,171	12,488,872
Annexon, Inc. (a)	495,468	1,362,537
Collegium Pharmaceutical, Inc. (a)	432,733	10,134,607
Harmony Biosciences Holdings (a)	333,527	12,090,354
Kymera Therapeutics, Inc. (a)	278,525	5,314,257
Legend Biotech Corp., ADR (a)	171,060	11,864,722
Neurocrine Biosciences, Inc. (a)	108,893	11,857,359
SpringWorks Therapeutics, Inc. (a)	268,019	7,552,775
		$83,353,020
Pollution Control – 2.2%
GFL Environmental, Inc.	1,646,274	$53,339,278
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 1.7%
STAG Industrial, Inc., REIT	1,115,651	$40,754,731
Restaurants – 1.3%
U.S. Foods Holding Corp. (a)	750,085	$30,325,937
Specialty Chemicals – 2.1%
Ashland, Inc.	261,069	$22,616,407
Axalta Coating Systems Ltd. (a)	922,446	26,105,222
		$48,721,629
Specialty Stores – 1.3%
ACV Auctions, Inc. (a)	1,121,094	$18,845,590
Petco Health & Wellness Co., Inc. (a)	2,138,925	10,887,128
		$29,732,718
Trucking – 2.4%
Knight-Swift Transportation Holdings, Inc.	578,299	$31,702,351
XPO Logistics, Inc. (a)	350,011	26,121,321
		$57,823,672
Total Common Stocks (Identified Cost, $2,186,091,330)		$2,263,952,580

	Strike Price	First Exercise
Warrants – 0.0%
Medical Equipment – 0.0%
OptiNose, Inc. (1 share for 1 warrant, Expiration 11/23/27) (a) (Identified Cost, $6,275)	$ 2.57	11/23/22	627,544	$0

Investment Companies (h) – 4.6%
Money Market Funds – 4.6%
MFS Institutional Money Market Portfolio, 5.3% (v) (Identified Cost, $109,450,951)	109,459,681	$109,470,627
Collateral for Securities Loaned – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.34% (j) (Identified Cost, $3,738,224)	3,738,224	$3,738,224

Other Assets, Less Liabilities – 0.1%		1,549,776
Net Assets – 100.0%		$2,378,711,207

(a)	Non-income producing security.
14

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $125,639,434 and $2,251,521,997, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 8/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $3,200,876 of securities on loan (identified cost, $2,166,450,851)	$2,251,521,997
Investments in affiliated issuers, at value (identified cost, $132,835,929)	125,639,434
Receivables for
Investments sold	18,203,284
Fund shares sold	1,991,495
Interest and dividends	1,796,206
Other assets	1,692
Total assets	$2,399,154,108
Liabilities
Payables for
Investments purchased	$11,685,190
Fund shares reacquired	4,031,476
Collateral for securities loaned, at value (c)	3,738,224
Payable to affiliates
Investment adviser	107,985
Administrative services fee	1,920
Shareholder servicing costs	626,557
Distribution and service fees	13,830
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	237,708
Total liabilities	$20,442,901
Net assets	$2,378,711,207
Net assets consist of
Paid-in capital	$2,762,286,077
Total distributable earnings (loss)	(383,574,870)
Net assets	$2,378,711,207
Shares of beneficial interest outstanding	93,592,153

(c)	Non-cash collateral is not included.
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$745,451,518	32,883,784	$22.67
Class B	4,479,211	328,153	13.65
Class C	24,732,164	1,802,762	13.72
Class I	298,826,903	10,824,880	27.61
Class R1	2,305,366	172,015	13.40
Class R2	17,721,939	895,795	19.78
Class R3	106,615,038	4,714,817	22.61
Class R4	40,708,943	1,609,221	25.30
Class R6	1,137,870,125	40,360,726	28.19

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $24.05 [100 / 94.25 x $22.67]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 8/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$12,110,257
Dividends from affiliated issuers	6,182,183
Other	224,226
Income on securities loaned	118,475
Foreign taxes withheld	(287,041)
Total investment income	$18,348,100
Expenses
Management fee	$19,630,983
Distribution and service fees	2,530,844
Shareholder servicing costs	2,048,301
Administrative services fee	350,419
Independent Trustees' compensation	39,199
Custodian fee	158,030
Shareholder communications	267,997
Audit and tax fees	70,435
Legal fees	11,991
Miscellaneous	240,430
Total expenses	$25,348,629
Reduction of expenses by investment adviser and distributor	(302,854)
Net expenses	$25,045,775
Net investment income (loss)	$(6,697,675)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(345,150,915)
Affiliated issuers	23,300
Foreign currency	(26,484)
Net realized gain (loss)	$(345,154,099)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$494,911,680
Affiliated issuers	(434,185)
Translation of assets and liabilities in foreign currencies	26,316
Net unrealized gain (loss)	$494,503,811
Net realized and unrealized gain (loss)	$149,349,712
Change in net assets from operations	$142,652,037
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/23	8/31/22
Change in net assets
From operations
Net investment income (loss)	$(6,697,675)	$(16,390,152)
Net realized gain (loss)	(345,154,099)	(9,691,683)
Net unrealized gain (loss)	494,503,811	(1,178,150,037)
Change in net assets from operations	$142,652,037	$(1,204,231,872)
Total distributions to shareholders	$(2,232,789)	$(586,440,707)
Change in net assets from fund share transactions	$(109,838,012)	$777,734,354
Total change in net assets	$30,581,236	$(1,012,938,225)
Net assets
At beginning of period	2,348,129,971	3,361,068,196
At end of period	$2,378,711,207	$2,348,129,971
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$21.40	$40.53	$32.45	$27.56	$33.30
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.11)	$(0.21)	$(0.23)	$(0.18)	$(0.19)
Net realized and unrealized gain (loss)	1.40	(11.52)	12.20	7.31	0.06(g)
Total from investment operations	$1.29	$(11.73)	$11.97	$7.13	$(0.13)
Less distributions declared to shareholders
From net realized gain	$(0.02)	$(7.40)	$(3.89)	$(2.24)	$(5.61)
Net asset value, end of period (x)	$22.67	$21.40	$40.53	$32.45	$27.56
Total return (%) (r)(s)(t)(x)	6.05	(34.20)	39.23	27.51	3.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.29	1.25	1.23	1.29	1.30
Expenses after expense reductions	1.28	1.24	1.22	1.27	1.29
Net investment income (loss)	(0.49)	(0.78)	(0.63)	(0.66)	(0.70)
Portfolio turnover	60	58	71	64	69
Net assets at end of period (000 omitted)	$745,452	$746,682	$1,171,166	$755,202	$549,660
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$12.99	$27.92	$23.55	$20.72	$26.86
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.16)	$(0.28)	$(0.36)	$(0.28)	$(0.30)
Net realized and unrealized gain (loss)	0.84	(7.25)	8.62	5.35	(0.23)(g)
Total from investment operations	$0.68	$(7.53)	$8.26	$5.07	$(0.53)
Less distributions declared to shareholders
From net realized gain	$(0.02)	$(7.40)	$(3.89)	$(2.24)	$(5.61)
Net asset value, end of period (x)	$13.65	$12.99	$27.92	$23.55	$20.72
Total return (%) (r)(s)(t)(x)	5.27	(34.71)	38.19	26.58	2.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.04	2.00	1.99	2.04	2.06
Expenses after expense reductions	2.03	1.98	1.98	2.02	2.04
Net investment income (loss)	(1.26)	(1.58)	(1.40)	(1.40)	(1.45)
Portfolio turnover	60	58	71	64	69
Net assets at end of period (000 omitted)	$4,479	$6,854	$16,701	$16,502	$18,708

Class C	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$13.05	$28.02	$23.62	$20.78	$26.91
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.16)	$(0.27)	$(0.36)	$(0.28)	$(0.30)
Net realized and unrealized gain (loss)	0.85	(7.30)	8.65	5.36	(0.22)(g)
Total from investment operations	$0.69	$(7.57)	$8.29	$5.08	$(0.52)
Less distributions declared to shareholders
From net realized gain	$(0.02)	$(7.40)	$(3.89)	$(2.24)	$(5.61)
Net asset value, end of period (x)	$13.72	$13.05	$28.02	$23.62	$20.78
Total return (%) (r)(s)(t)(x)	5.32	(34.73)	38.21	26.55	2.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.04	2.00	1.99	2.04	2.05
Expenses after expense reductions	2.03	1.98	1.98	2.03	2.04
Net investment income (loss)	(1.25)	(1.56)	(1.40)	(1.41)	(1.45)
Portfolio turnover	60	58	71	64	69
Net assets at end of period (000 omitted)	$24,732	$29,033	$56,833	$58,057	$59,253
See Notes to Financial Statements
21

Financial Highlights – continued
Class I	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$25.98	$47.41	$37.30	$31.29	$36.82
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.19)	$(0.16)	$(0.14)	$(0.14)
Net realized and unrealized gain (loss)	1.71	(13.84)	14.16	8.39	0.22(g)
Total from investment operations	$1.65	$(14.03)	$14.00	$8.25	$0.08
Less distributions declared to shareholders
From net realized gain	$(0.02)	$(7.40)	$(3.89)	$(2.24)	$(5.61)
Net asset value, end of period (x)	$27.61	$25.98	$47.41	$37.30	$31.29
Total return (%) (r)(s)(t)(x)	6.37	(34.07)	39.60	27.83	3.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.04	1.00	0.98	1.04	1.05
Expenses after expense reductions	1.03	0.98	0.97	1.03	1.05
Net investment income (loss)	(0.25)	(0.56)	(0.37)	(0.43)	(0.45)
Portfolio turnover	60	58	71	64	69
Net assets at end of period (000 omitted)	$298,827	$328,438	$621,379	$331,177	$164,593

Class R1	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$12.75	$27.56	$23.29	$20.51	$26.66
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.16)	$(0.26)	$(0.35)	$(0.28)	$(0.30)
Net realized and unrealized gain (loss)	0.83	(7.15)	8.51	5.30	(0.24)(g)
Total from investment operations	$0.67	$(7.41)	$8.16	$5.02	$(0.54)
Less distributions declared to shareholders
From net realized gain	$(0.02)	$(7.40)	$(3.89)	$(2.24)	$(5.61)
Net asset value, end of period (x)	$13.40	$12.75	$27.56	$23.29	$20.51
Total return (%) (r)(s)(t)(x)	5.29	(34.73)	38.20	26.61	2.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.04	2.00	1.99	2.04	2.05
Expenses after expense reductions	2.03	1.99	1.97	2.03	2.05
Net investment income (loss)	(1.26)	(1.54)	(1.39)	(1.41)	(1.45)
Portfolio turnover	60	58	71	64	69
Net assets at end of period (000 omitted)	$2,305	$3,296	$5,923	$4,946	$4,652
See Notes to Financial Statements
22

Financial Highlights – continued
Class R2	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$18.72	$36.54	$29.65	$25.42	$31.31
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.14)	$(0.26)	$(0.30)	$(0.23)	$(0.24)
Net realized and unrealized gain (loss)	1.22	(10.16)	11.08	6.70	(0.04)(g)
Total from investment operations	$1.08	$(10.42)	$10.78	$6.47	$(0.28)
Less distributions declared to shareholders
From net realized gain	$(0.02)	$(7.40)	$(3.89)	$(2.24)	$(5.61)
Net asset value, end of period (x)	$19.78	$18.72	$36.54	$29.65	$25.42
Total return (%) (r)(s)(t)(x)	5.79	(34.38)	38.89	27.21	3.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.54	1.50	1.49	1.54	1.56
Expenses after expense reductions	1.53	1.48	1.47	1.53	1.54
Net investment income (loss)	(0.74)	(1.05)	(0.89)	(0.90)	(0.95)
Portfolio turnover	60	58	71	64	69
Net assets at end of period (000 omitted)	$17,722	$18,975	$34,688	$30,149	$32,381

Class R3	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$21.34	$40.45	$32.39	$27.51	$33.26
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.11)	$(0.21)	$(0.22)	$(0.18)	$(0.19)
Net realized and unrealized gain (loss)	1.40	(11.50)	12.17	7.30	0.05(g)
Total from investment operations	$1.29	$(11.71)	$11.95	$7.12	$(0.14)
Less distributions declared to shareholders
From net realized gain	$(0.02)	$(7.40)	$(3.89)	$(2.24)	$(5.61)
Net asset value, end of period (x)	$22.61	$21.34	$40.45	$32.39	$27.51
Total return (%) (r)(s)(t)(x)	6.07	(34.22)	39.24	27.52	3.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.29	1.25	1.23	1.29	1.30
Expenses after expense reductions	1.28	1.24	1.22	1.28	1.30
Net investment income (loss)	(0.49)	(0.78)	(0.61)	(0.67)	(0.70)
Portfolio turnover	60	58	71	64	69
Net assets at end of period (000 omitted)	$106,615	$109,206	$178,005	$71,489	$52,559
See Notes to Financial Statements
23

Financial Highlights – continued
Class R4	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$23.81	$44.11	$34.94	$29.44	$35.05
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.16)	$(0.15)	$(0.13)	$(0.13)
Net realized and unrealized gain (loss)	1.56	(12.74)	13.21	7.87	0.13(g)
Total from investment operations	$1.51	$(12.90)	$13.06	$7.74	$0.00(w)
Less distributions declared to shareholders
From net realized gain	$(0.02)	$(7.40)	$(3.89)	$(2.24)	$(5.61)
Net asset value, end of period (x)	$25.30	$23.81	$44.11	$34.94	$29.44
Total return (%) (r)(s)(t)(x)	6.36	(34.06)	39.58	27.84	3.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.04	1.00	0.99	1.04	1.05
Expenses after expense reductions	1.03	0.99	0.97	1.03	1.05
Net investment income (loss)	(0.22)	(0.52)	(0.37)	(0.43)	(0.45)
Portfolio turnover	60	58	71	64	69
Net assets at end of period (000 omitted)	$40,709	$17,820	$27,863	$16,509	$8,384

Class R6	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$26.50	$48.14	$37.79	$31.64	$37.13
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.12)	$(0.12)	$(0.10)	$(0.11)
Net realized and unrealized gain (loss)	1.74	(14.12)	14.36	8.49	0.23(g)
Total from investment operations	$1.71	$(14.24)	$14.24	$8.39	$0.12
Less distributions declared to shareholders
From net realized gain	$(0.02)	$(7.40)	$(3.89)	$(2.24)	$(5.61)
Net asset value, end of period (x)	$28.19	$26.50	$48.14	$37.79	$31.64
Total return (%) (r)(s)(t)(x)	6.47	(33.98)	39.73	27.97	3.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.91	0.89	0.89	0.94	0.96
Expenses after expense reductions	0.89	0.88	0.88	0.92	0.95
Net investment income (loss)	(0.11)	(0.36)	(0.28)	(0.32)	(0.35)
Portfolio turnover	60	58	71	64	69
Net assets at end of period (000 omitted)	$1,137,870	$1,087,826	$1,248,511	$795,613	$541,266

See Notes to Financial Statements
24

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
25

Notes to Financial Statements
(1) Business and Organization
MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
26

Notes to Financial Statements  - continued
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted
27

Notes to Financial Statements  - continued
quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,899,597,862	$0	$—	$1,899,597,862
Canada	163,555,193	—	—	163,555,193
United Kingdom	76,917,346	—	—	76,917,346
India	32,737,801	—	—	32,737,801
Germany	30,498,857	—	—	30,498,857
Israel	23,402,223	—	—	23,402,223
Mexico	16,183,161	—	—	16,183,161
China	11,864,722	—	—	11,864,722
Switzerland	9,195,415	—	—	9,195,415
Mutual Funds	113,208,851	—	—	113,208,851
Total	$2,377,161,431	$0	$—	$2,377,161,431
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes
28

Notes to Financial Statements  - continued
the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $3,200,876. The fair value of the fund's investment securities on loan and a related liability of $3,738,224 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $8,079 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. DO NOT USE In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the
29

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses, passive foreign investment companies, and wash sale loss deferrals.
The tax character of distributions made during the current period will be determined at fiscal year end. The tax character of distributions declared to shareholders for the last fiscal year is as follows:
	Year ended 8/31/23	Year ended 8/31/22
Ordinary income (including any short-term capital gains)	$2,232,789	$260,950,590
Long-term capital gains	—	325,490,117
Total distributions	$2,232,789	$586,440,707
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/23
Cost of investments	$2,336,301,705
Gross appreciation	411,451,018
Gross depreciation	(370,591,292)
Net unrealized appreciation (depreciation)	$40,859,726
Capital loss carryforwards	(420,534,294)
Late year ordinary loss deferral	(3,889,518)
Other temporary differences	(10,784)
Total distributable earnings (loss)	$(383,574,870)

Short-Term	$(176,261,839)
Long-Term	(244,272,455)
Total	$(420,534,294)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
30

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/23	Year ended 8/31/22
Class A	$785,743	$215,358,617
Class B	10,704	3,997,534
Class C	47,203	14,579,563
Class I	267,720	100,195,846
Class R1	5,839	1,463,235
Class R2	23,291	6,788,083
Class R3	116,633	31,919,712
Class R4	19,232	4,708,685
Class R6	956,424	207,429,432
Total	$2,232,789	$586,440,707
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion and up to $5 billion	0.75%
In excess of $5 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2023, this management fee reduction amounted to $302,354, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.83% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $127,029 for the year ended August 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and
31

Notes to Financial Statements  - continued
another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,820,888
Class B	0.75%	0.25%	1.00%	1.00%	54,661
Class C	0.75%	0.25%	1.00%	1.00%	263,276
Class R1	0.75%	0.25%	1.00%	1.00%	30,756
Class R2	0.25%	0.25%	0.50%	0.50%	92,100
Class R3	—	0.25%	0.25%	0.25%	269,163
Total Distribution and Service Fees					$2,530,844
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2023, this rebate amounted to $145, $1, and $354 for Class A, Class B, and Class R2 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2023, were as follows:
Amount
Class A	$17,603
Class B	2,614
Class C	1,975
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2023, the fee was $254,786, which equated to 0.0109% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,793,515.
32

Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.0150% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
DO NOT USE - link to “j - Funds with cross-trade transactions 17a-7 - ALL FUNDS”
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2023, the fund engaged in purchase and sales transactions pursuant to this policy, which amounted to $1,967,659 and $5,299,088, respectively. The sales transactions resulted in net realized gains (losses) of $(4,266,673).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2023, this reimbursement amounted to $223,579, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $1,323,341,475 and $1,452,454,072, respectively.
33

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/23		Year ended 8/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,181,188	$90,304,103	6,061,622	$167,070,754
Class B	2,080	26,838	7,284	140,632
Class C	239,583	3,092,719	365,739	6,837,715
Class I	3,384,490	88,520,607	6,223,697	212,001,901
Class R1	22,672	289,603	32,779	525,922
Class R2	134,916	2,552,975	208,194	4,980,138
Class R3	601,628	13,026,903	1,114,023	29,392,216
Class R4	1,308,230	31,437,821	311,466	9,300,825
Class R6	7,466,242	199,595,452	16,632,647	555,189,897
	17,341,029	$428,847,021	30,957,451	$985,440,000
Shares issued to shareholders in reinvestment of distributions
Class A	36,527	$769,262	6,998,076	$210,222,217
Class B	833	10,625	214,568	3,935,178
Class C	3,543	45,383	762,461	14,052,153
Class I	9,682	247,862	2,543,591	92,612,157
Class R1	466	5,839	81,291	1,463,235
Class R2	1,257	23,133	251,763	6,628,908
Class R3	5,554	116,633	1,065,411	31,919,712
Class R4	799	18,746	135,485	4,521,134
Class R6	36,046	941,152	5,467,893	202,858,835
	94,707	$2,178,635	17,520,539	$568,213,529
Shares reacquired
Class A	(6,232,317)	$(133,802,757)	(7,055,459)	$(186,240,817)
Class B	(202,423)	(2,635,556)	(292,349)	(5,027,537)
Class C	(664,293)	(8,694,038)	(932,651)	(15,940,843)
Class I	(5,208,998)	(135,359,445)	(9,235,323)	(289,403,506)
Class R1	(109,586)	(1,475,550)	(70,537)	(1,304,358)
Class R2	(253,912)	(4,816,461)	(395,603)	(9,650,859)
Class R3	(1,009,146)	(21,857,084)	(1,462,883)	(39,494,202)
Class R4	(448,114)	(11,064,933)	(330,269)	(9,696,905)
Class R6	(8,190,114)	(221,157,844)	(6,986,289)	(219,160,148)
	(22,318,903)	$(540,863,668)	(26,761,363)	$(775,919,175)
34

Notes to Financial Statements  - continued
	Year ended 8/31/23		Year ended 8/31/22
	Shares	Amount	Shares	Amount
Net change
Class A	(2,014,602)	$(42,729,392)	6,004,239	$191,052,154
Class B	(199,510)	(2,598,093)	(70,497)	(951,727)
Class C	(421,167)	(5,555,936)	195,549	4,949,025
Class I	(1,814,826)	(46,590,976)	(468,035)	15,210,552
Class R1	(86,448)	(1,180,108)	43,533	684,799
Class R2	(117,739)	(2,240,353)	64,354	1,958,187
Class R3	(401,964)	(8,713,548)	716,551	21,817,726
Class R4	860,915	20,391,634	116,682	4,125,054
Class R6	(687,826)	(20,621,240)	15,114,251	538,888,584
	(4,883,167)	$(109,838,012)	21,716,627	$777,734,354
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control.  At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 5%, 4%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund. In addition, the MFS XXX Fund, the MFS XXX Fund, and the MFS XXX Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an
35

Notes to Financial Statements  - continued
agreed upon spread. For the year ended August 31, 2023, the fund’s commitment fee and interest expense were $11,955 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
GCM Grosvenor, Inc., “A”	$16,613,237	$—	$—	$—	$(444,430)	$16,168,807
MFS Institutional Money Market Portfolio	104,169,558	600,557,333	595,289,809	23,300	10,245	109,470,627
	$120,782,795	$600,557,333	$595,289,809	$23,300	$(434,185)	$125,639,434

Affiliated Issuers	Dividend Income	Capital Gain Distributions
GCM Grosvenor, Inc., “A”	$910,024	$—
MFS Institutional Money Market Portfolio	5,272,159	—
	$6,182,183	$—
(8) LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the fund's investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or
36

Notes to Financial Statements  - continued
other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such alternative methodologies to replace LIBOR and certain investments tied to LIBOR may not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
It is difficult to quantify or predict the impact on the fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the fund's performance.
With respect to the fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
(9) Subsequent Event On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
37

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS New Discovery Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
38

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 16, 2023
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
41

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
42

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Michael Grossman
43

Board Review of Investment Advisory Agreement
MFS New Discovery Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
44

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
 Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and total expense ratio was higher than the Broadridge expense group median.
45

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services
46

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
47

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
48

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $0 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
49

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
50

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
52

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2023
MFS®  Research
International Fund
RIF-ANN

MFS® Research
International Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Linde PLC	3.2%
Nestle S.A.	3.0%
Novo Nordisk A.S., “B”	2.9%
Roche Holding AG	2.9%
Schneider Electric SE	2.9%
LVMH Moet Hennessy Louis Vuitton SE	2.8%
Hitachi Ltd.	2.3%
Diageo PLC	1.8%
TotalEnergies SE	1.8%
BNP Paribas	1.6%
Global equity sectors (k)
Capital Goods	22.8%
Financial Services	20.3%
Health Care	13.1%
Technology	12.7%
Consumer Cyclicals	9.6%
Energy	9.2%
Consumer Staples	8.7%
Telecommunications/Cable Television	2.7%
Issuer country weightings (x)
Japan	19.6%
France	14.1%
Switzerland	11.7%
United Kingdom	11.1%
United States	9.1%
Germany	7.2%
Australia	4.2%
Hong Kong	3.7%
Denmark	3.2%
Other Countries	16.1%
Currency exposure weightings (y)
Euro	29.9%
Japanese Yen	19.6%
Swiss Franc	11.7%
British Pound Sterling	11.4%
United States Dollar	9.6%
Australian Dollar	4.2%
Hong Kong Dollar	4.0%
Danish Krone	3.2%
Canadian Dollar	1.9%
Other Currencies	4.5%

1

Portfolio Composition - continued
(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of August 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended August 31, 2023, Class A shares of the MFS Research International Fund (fund) provided a total return of 13.71%, at net asset value. This compares with a return of 17.92% for the fund’s benchmark, the MSCI EAFE Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth, although those effects have been limited thus far. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as focus turned to the country’s highly-indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the MSCI EAFE Index, stock selection within the financial services sector detracted from performance, led by the fund’s overweight positions in industrial and logistics property manager ESR Group(h) (Hong Kong) and stock exchange Euronext (Netherlands). The stock price of Euronext declined as the company reported earnings that missed consensus estimates, driven by lower revenue and volume results and higher costs.
3

Management Review - continued
Security selection within the capital goods sector also held back relative returns. Here, the fund’s overweight positions in electronic power tools manufacturer Techtronic Industries (Hong Kong), specialty chemical products maker Croda International (United Kingdom) and air conditioning system manufacturer Daikin Industries (Japan) weakened relative performance. The stock price of Croda International came under pressure as the company issued a profit warning, led by destocking trends and weaker sales volumes in its consumer care segment. The timing of the fund’s ownership in shares of machinery and industrial products manufacturer Kubota(h) (Japan) also weighed on relative performance.
Individual stocks in other sectors that were among the top relative detractors included the fund’s overweight holdings of pharmaceutical and diagnostic company Roche Holding (Switzerland), medical and pharmaceutical products manufacturer Kyowa Kirin (Japan) and tobacco distributor British American Tobacco (United Kingdom). The stock price of Kyowa Kirin declined after the company’s operating profit results missed expectations due to lower-than-expected sales of its prescription medicine CRYSVITA in Europe and an increase in selling, general and administrative expenses. Furthermore, not owning shares of enterprise applications company SAP (Germany) hurt relative performance. The stock price of SAP rose as the company reported revenue and earnings above consensus estimates, driven by strong revenue growth in its Cloud business.
Contributors to Performance
Stock selection within the telecommunications/cable television sector benefited relative performance over the reporting period. However, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative contributors over the reporting period.
Elsewhere, the fund's overweight positions in pharmaceutical company Novo Nordisk (Denmark), electrical distribution equipment manufacturer Schneider Electric (France), investment management and banking firm UBS Group (Switzerland), electronics company Hitachi (Japan), global banking group BNP Paribas (France), wealth management firm Julius Baer Group (Switzerland), luxury goods company LVMH Moet Hennessy Louis Vuitton (France) and wiring devices and cable systems manufacturer Legrand (France) aided relative performance. The fund’s holdings of industrial gas supplier Linde(b) (United Kingdom) and enterprise software solutions provider Constellation Software(b) (Canada) also helped relative returns. The stock price of Linde
4

Management Review - continued
advanced as the company posted earnings above consensus estimates due to improved margins and comparable gas sales growth, which outpaced its peers. The share price also benefited from strong price increases in the EMEA region that more than offset volume declines.
Respectfully,
Portfolio Manager(s)
Camille Humphries Lee and Nicholas Paul
Note to Shareholders: Effective December 31, 2022, Victoria Higley is no longer a Portfolio Manager of the fund and Nicholas Paul was added as a Portfolio Manager of the fund. Effective May 1, 2024, Camille Humphries Lee will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 8/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 8/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/97	13.71%	4.50%	4.77%
B	1/02/98	12.86%	3.71%	3.99%
C	1/02/98	12.84%	3.71%	3.98%
I	1/02/97	13.98%	4.75%	5.03%
R1	4/01/05	12.88%	3.71%	3.98%
R2	10/31/03	13.46%	4.24%	4.51%
R3	4/01/05	13.72%	4.50%	4.77%
R4	4/01/05	14.02%	4.75%	5.02%
R6	5/01/06	14.16%	4.87%	5.14%
Comparative benchmark(s)
MSCI EAFE Index (net div) (f)	17.92%	4.14%	4.93%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	7.17%	3.27%	4.15%
B With CDSC (Declining over six years from 4% to 0%) (v)	8.86%	3.36%	3.99%
C With CDSC (1% for 12 months) (v)	11.84%	3.71%	3.98%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
7

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2023 through August 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/23	Ending Account Value 8/31/23	Expenses Paid During Period (p) 3/01/23-8/31/23
A	Actual	1.05%	$1,000.00	$1,046.42	$5.42
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.79%	$1,000.00	$1,042.35	$9.21
	Hypothetical (h)	1.79%	$1,000.00	$1,016.18	$9.10
C	Actual	1.79%	$1,000.00	$1,042.20	$9.21
	Hypothetical (h)	1.79%	$1,000.00	$1,016.18	$9.10
I	Actual	0.80%	$1,000.00	$1,047.53	$4.13
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R1	Actual	1.80%	$1,000.00	$1,042.46	$9.27
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
R2	Actual	1.29%	$1,000.00	$1,045.14	$6.65
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56
R3	Actual	1.05%	$1,000.00	$1,046.46	$5.42
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R4	Actual	0.80%	$1,000.00	$1,047.80	$4.13
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R6	Actual	0.70%	$1,000.00	$1,048.20	$3.61
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.06% of tax reclaim recovery expenses.
10

Portfolio of Investments
8/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.1%
Aerospace & Defense – 1.4%
MTU Aero Engines Holding AG	582,373	$136,276,940
Thales S.A.	624,626	91,301,866
		$227,578,806
Airlines – 0.5%
Ryanair Holdings PLC, ADR (a)	764,088	$75,835,734
Alcoholic Beverages – 3.1%
Diageo PLC	6,917,017	$284,210,799
Heineken N.V.	1,160,986	113,075,817
Kirin Holdings Co. Ltd.	6,645,000	93,444,242
		$490,730,858
Apparel Manufacturers – 4.6%
Burberry Group PLC	2,003,277	$55,424,460
Compagnie Financiere Richemont S.A.	1,226,241	174,354,298
LVMH Moet Hennessy Louis Vuitton SE	526,145	446,265,138
NIKE, Inc., “B”	601,903	61,219,554
		$737,263,450
Automotive – 2.5%
Bridgestone Corp.	2,201,100	$85,641,617
Compagnie Generale des Etablissements Michelin	3,127,759	98,050,785
DENSO Corp.	1,809,800	123,879,159
Koito Manufacturing Co. Ltd.	5,533,900	94,155,603
		$401,727,164
Biotechnology – 0.9%
CSL Ltd.	833,027	$147,640,507
Brokerage & Asset Managers – 3.5%
Euronext N.V.	2,708,713	$195,764,008
Hong Kong Exchanges & Clearing Ltd.	3,450,400	133,750,929
London Stock Exchange Group PLC	2,315,092	239,840,870
		$569,355,807
Business Services – 1.3%
Nomura Research Institute Ltd.	5,855,700	$168,432,623
Secom Co. Ltd.	668,400	46,835,548
		$215,268,171
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – 0.9%
Cadence Design Systems, Inc. (a)	629,265	$151,300,477
Computer Software - Systems – 7.1%
Amadeus IT Group S.A.	2,886,803	$198,148,396
Constellation Software, Inc.	105,955	217,639,035
Fujitsu Ltd.	1,556,900	194,806,450
Hitachi Ltd.	5,499,600	366,425,804
Samsung Electronics Co. Ltd.	3,362,872	170,210,809
		$1,147,230,494
Construction – 0.8%
Techtronic Industries Co. Ltd.	12,402,500	$122,564,506
Consumer Products – 0.8%
Kao Corp.	3,193,600	$123,775,459
Consumer Services – 1.0%
Carsales.com Ltd.	3,751,202	$69,855,193
Persol Holdings Co. Ltd.	2,742,100	47,022,506
SEEK Ltd.	2,496,145	37,377,585
		$154,255,284
Electrical Equipment – 5.0%
Legrand S.A.	2,012,025	$198,756,551
Mitsubishi Electric Corp.	10,518,000	137,280,883
Schneider Electric SE	2,678,665	460,613,347
		$796,650,781
Electronics – 3.3%
ASML Holding N.V.	140,011	$92,291,988
Kyocera Corp.	1,999,000	102,742,514
NXP Semiconductors N.V.	559,488	115,097,871
ROHM Co. Ltd.	855,300	71,541,984
Taiwan Semiconductor Manufacturing Co. Ltd.	8,154,326	140,571,962
		$522,246,319
Energy - Independent – 1.4%
Reliance Industries Ltd.	2,683,023	$78,008,562
Woodside Energy Group Ltd.	5,870,503	140,816,392
		$218,824,954
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Integrated – 3.7%
Eni S.p.A.	10,096,516	$156,383,555
Galp Energia SGPS S.A., “B”	11,560,071	159,259,326
TotalEnergies SE	4,489,829	282,716,612
		$598,359,493
Energy - Renewables – 0.2%
Orsted A/S	573,398	$36,916,183
Food & Beverages – 3.6%
Danone S.A.	1,764,219	$102,978,504
Nestle S.A.	3,987,050	480,242,395
		$583,220,899
Food & Drug Stores – 0.2%
Seven & I Holdings Co. Ltd.	760,200	$31,250,257
Gaming & Lodging – 1.8%
Aristocrat Leisure Ltd.	3,749,656	$99,370,212
Flutter Entertainment PLC (a)	258,016	47,099,734
Sands China Ltd. (a)	19,724,400	66,776,262
Whitbread PLC	1,645,562	71,710,132
		$284,956,340
Insurance – 5.5%
AIA Group Ltd.	22,418,200	$203,532,849
Aon PLC	710,579	236,899,933
Beazley PLC	18,161,687	125,619,384
Hiscox Ltd.	6,034,688	76,256,269
Willis Towers Watson PLC	329,432	68,113,360
Zurich Insurance Group AG	383,183	180,020,315
		$890,442,110
Leisure & Toys – 0.3%
Yamaha Corp.	1,653,300	$51,123,384
Machinery & Tools – 5.2%
Daikin Industries Ltd.	1,212,000	$210,128,870
GEA Group AG	3,412,391	134,688,301
RB Global, Inc.	1,439,853	89,042,419
SMC Corp.	403,100	195,600,261
Toyota Industries Corp.	1,625,500	115,073,714
Weir Group PLC	3,928,992	91,307,550
		$835,841,115
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – 5.9%
Bank of Ireland Group PLC	3,882,394	$38,722,440
BNP Paribas	3,952,614	255,918,203
DBS Group Holdings Ltd.	4,682,700	115,382,670
Mitsubishi UFJ Financial Group, Inc.	19,149,700	153,137,056
NatWest Group PLC	71,434,902	208,497,455
UBS Group AG	6,880,818	183,052,270
		$954,710,094
Medical Equipment – 2.2%
ConvaTec Group PLC	31,783,096	$93,570,759
QIAGEN N.V. (a)	3,886,563	177,805,397
Terumo Corp.	2,933,300	88,969,744
		$360,345,900
Metals & Mining – 1.2%
Glencore PLC	35,778,027	$191,016,232
Natural Gas - Distribution – 0.3%
China Resources Gas Group Ltd.	15,262,200	$42,912,075
Natural Gas - Pipeline – 0.3%
APA Group	8,646,325	$50,365,451
Other Banks & Diversified Financials – 4.1%
HDFC Bank Ltd.	6,527,346	$123,902,192
Jio Financial Services Ltd. (a)	2,650,037	7,474,474
Julius Baer Group Ltd.	3,213,063	223,552,218
Macquarie Group Ltd.	1,152,737	132,599,983
Visa, Inc., “A”	707,920	173,921,786
		$661,450,653
Pharmaceuticals – 9.9%
Bayer AG	2,018,345	$110,611,516
Kyowa Kirin Co. Ltd.	7,240,800	132,901,862
Merck KGaA	997,637	179,576,845
Novo Nordisk A.S., “B”	2,549,608	472,596,149
Roche Holding AG	1,595,260	470,081,143
Sanofi	1,197,575	128,093,026
Santen Pharmaceutical Co. Ltd.	10,213,900	95,087,306
		$1,588,947,847
Printing & Publishing – 0.6%
Wolters Kluwer N.V.	774,983	$93,447,280
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 1.1%
Grand City Properties S.A. (a)	1,278,379	$11,429,309
LEG Immobilien SE (a)	2,381,308	171,972,697
		$183,402,006
Restaurants – 0.5%
Yum China Holdings, Inc.	1,370,584	$73,586,655
Specialty Chemicals – 7.9%
Akzo Nobel N.V.	1,511,344	$122,977,555
Croda International PLC	1,964,496	137,421,720
Kansai Paint Co. Ltd.	3,459,100	56,797,758
Linde PLC	1,345,745	520,857,145
Nitto Denko Corp.	1,951,700	133,457,942
Sika AG	577,937	163,825,692
Symrise AG	1,346,208	140,370,654
		$1,275,708,466
Specialty Stores – 0.3%
ZOZO, Inc.	2,126,100	$42,516,155
Telecommunications - Wireless – 2.4%
Advanced Info Service Public Co. Ltd.	14,980,000	$92,401,799
Cellnex Telecom S.A.	2,557,095	97,879,394
KDDI Corp.	3,781,500	112,409,275
SoftBank Group Corp.	1,646,700	74,075,752
		$376,766,220
Telephone Services – 0.4%
Hellenic Telecommunications Organization S.A.	3,870,249	$57,914,551
Tobacco – 1.3%
British American Tobacco PLC	6,125,503	$203,500,314
Utilities - Electric Power – 2.1%
CLP Holdings Ltd.	9,068,500	$71,115,514
E.ON SE	7,479,852	92,300,694
Iberdrola S.A.	14,938,857	177,540,577
		$340,956,785
Total Common Stocks (Identified Cost, $12,929,930,087)		$15,911,905,236

15

Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Rights – 0.0%
Computer Software - Systems – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 1 Debentures for 3.03 rights, Expiration 10/13/23) (a) (Identified Cost, $46,988)	CAD 133	8/31/23	105,955	$58,812
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a)	CHF 67	11/20/23	2,052,106	$1,963,015
Computer Software - Systems – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a)	CAD 11.5	N/A	105,955	$0
Total Warrants (Identified Cost, $18,000)				$1,963,015

Investment Companies (h) – 0.3%
Money Market Funds – 0.3%
MFS Institutional Money Market Portfolio, 5.3% (v) (Identified Cost, $48,404,530)	48,404,534	$48,409,375

Other Assets, Less Liabilities – 0.6%		91,817,048
Net Assets – 100.0%		$16,054,153,486

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $48,409,375 and $15,913,927,063, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
CHF	Swiss Franc
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 8/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $12,929,995,075)	$15,913,927,063
Investments in affiliated issuers, at value (identified cost, $48,404,530)	48,409,375
Receivables for
Investments sold	8,169,589
Fund shares sold	4,866,835
Dividends	108,915,020
Other assets	9,076
Total assets	$16,084,296,958
Liabilities
Payables for
Investments purchased	$5,292,057
Fund shares reacquired	13,160,310
Payable to affiliates
Investment adviser	545,247
Administrative services fee	3,389
Shareholder servicing costs	1,067,229
Distribution and service fees	13,901
Payable for independent Trustees' compensation	649
Deferred foreign capital gains tax expense payable	5,170,140
Payable for tax reclaim recovery expense	3,816,272
Accrued expenses and other liabilities	1,074,278
Total liabilities	$30,143,472
Net assets	$16,054,153,486
Net assets consist of
Paid-in capital	$13,452,459,294
Total distributable earnings (loss)	2,601,694,192
Net assets	$16,054,153,486
Shares of beneficial interest outstanding	742,602,658
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$694,592,147	32,099,243	$21.64
Class B	748,032	35,753	20.92
Class C	12,732,318	628,611	20.25
Class I	1,619,634,859	72,032,341	22.48
Class R1	10,960,926	558,067	19.64
Class R2	77,132,486	3,701,631	20.84
Class R3	68,315,120	3,192,676	21.40
Class R4	74,092,613	3,414,402	21.70
Class R6	13,495,944,985	626,939,934	21.53

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $22.96 [100 / 94.25 x $21.64]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 8/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$426,771,235
Dividends from affiliated issuers	7,460,169
Interest	1,141,893
Income on securities loaned	163,239
Other	4,560
Foreign taxes withheld (net of tax reclaims recovered of $29,663,236) (See Note 2)	(6,683,982)
Total investment income	$428,857,114
Expenses
Management fee	$95,654,046
Distribution and service fees	2,474,663
Shareholder servicing costs	2,826,652
Administrative services fee	630,833
Independent Trustees' compensation	128,510
Custodian fee	1,357,848
Shareholder communications	220,411
Audit and tax fees	77,116
Legal fees	81,892
Tax reclaim recovery expense	5,734,887
Miscellaneous	538,273
Total expenses	$109,725,131
Reduction of expenses by investment adviser and distributor	(1,946,720)
Net expenses	$107,778,411
Net investment income (loss)	$321,078,703
19

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $95,068 foreign capital gains tax)	$(449,599,391)
Affiliated issuers	32,038
Foreign currency	(2,045,951)
Net realized gain (loss)	$(451,613,304)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $3,259,379 increase in deferred foreign capital gains tax)	$2,062,049,754
Affiliated issuers	2,222
Translation of assets and liabilities in foreign currencies	3,817,441
Net unrealized gain (loss)	$2,065,869,417
Net realized and unrealized gain (loss)	$1,614,256,113
Change in net assets from operations	$1,935,334,816
See Notes to Financial Statements
20

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/23	8/31/22
Change in net assets
From operations
Net investment income (loss)	$321,078,703	$251,448,594
Net realized gain (loss)	(451,613,304)	(39,205,562)
Net unrealized gain (loss)	2,065,869,417	(3,962,879,823)
Change in net assets from operations	$1,935,334,816	$(3,750,636,791)
Total distributions to shareholders	$(245,003,054)	$(237,804,624)
Change in net assets from fund share transactions	$321,410,164	$784,984,932
Total change in net assets	$2,011,741,926	$(3,203,456,483)
Net assets
At beginning of period	14,042,411,560	17,245,868,043
At end of period	$16,054,153,486	$14,042,411,560
See Notes to Financial Statements
21

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$19.29	$24.78	$20.09	$17.89	$19.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.28	$0.21	$0.19	$0.32
Net realized and unrealized gain (loss)	2.25	(5.52)	4.64	2.33	(0.77)
Total from investment operations	$2.62	$(5.24)	$4.85	$2.52	$(0.45)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.25)	$(0.16)	$(0.32)	$(0.72)
From net realized gain	—	—	—	—	(0.13)
Total distributions declared to shareholders	$(0.27)	$(0.25)	$(0.16)	$(0.32)	$(0.85)
Net asset value, end of period (x)	$21.64	$19.29	$24.78	$20.09	$17.89
Total return (%) (r)(s)(t)(x)	13.71	(21.34)	24.28	14.19	(1.82)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.05	1.02	1.02	1.07	1.10
Expenses after expense reductions	1.03	1.00	1.00	1.06	1.09
Net investment income (loss)	1.81	1.24	0.93	1.02	1.79
Portfolio turnover	16	15	19	22	22
Net assets at end of period (000 omitted)	$694,592	$651,907	$963,468	$772,695	$622,639
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding tax reclaim recovery expenses	1.00	N/A	N/A	N/A	N/A
See Notes to Financial Statements
22

Financial Highlights – continued
Class B	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$18.60	$23.88	$19.36	$17.23	$18.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.08	$0.04	$0.04	$0.16
Net realized and unrealized gain (loss)	2.20	(5.31)	4.48	2.26	(0.72)
Total from investment operations	$2.39	$(5.23)	$4.52	$2.30	$(0.56)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.05)	$—	$(0.17)	$(0.56)
From net realized gain	—	—	—	—	(0.13)
Total distributions declared to shareholders	$(0.07)	$(0.05)	$—	$(0.17)	$(0.69)
Net asset value, end of period (x)	$20.92	$18.60	$23.88	$19.36	$17.23
Total return (%) (r)(s)(t)(x)	12.86	(21.95)	23.35	13.38	(2.63)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.79	1.77	1.77	1.82	1.85
Expenses after expense reductions	1.78	1.75	1.76	1.81	1.84
Net investment income (loss)	0.98	0.39	0.17	0.21	0.97
Portfolio turnover	16	15	19	22	22
Net assets at end of period (000 omitted)	$748	$1,101	$2,211	$2,631	$3,347
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding tax reclaim recovery expenses	1.75	N/A	N/A	N/A	N/A
See Notes to Financial Statements
23

Financial Highlights – continued
Class C	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$18.08	$23.25	$18.85	$16.79	$17.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.10	$0.03	$0.04	$0.17
Net realized and unrealized gain (loss)	2.11	(5.18)	4.37	2.19	(0.70)
Total from investment operations	$2.31	$(5.08)	$4.40	$2.23	$(0.53)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.09)	$—	$(0.17)	$(0.54)
From net realized gain	—	—	—	—	(0.13)
Total distributions declared to shareholders	$(0.14)	$(0.09)	$—	$(0.17)	$(0.67)
Net asset value, end of period (x)	$20.25	$18.08	$23.25	$18.85	$16.79
Total return (%) (r)(s)(t)(x)	12.84	(21.95)	23.34	13.36	(2.56)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.80	1.77	1.77	1.82	1.85
Expenses after expense reductions	1.78	1.75	1.75	1.81	1.84
Net investment income (loss)	1.05	0.46	0.16	0.23	1.05
Portfolio turnover	16	15	19	22	22
Net assets at end of period (000 omitted)	$12,732	$11,050	$15,664	$17,620	$22,825
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding tax reclaim recovery expenses	1.75	N/A	N/A	N/A	N/A
See Notes to Financial Statements
24

Financial Highlights – continued
Class I	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$20.03	$25.74	$20.85	$18.55	$19.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.44	$0.35	$0.28	$0.24	$0.37
Net realized and unrealized gain (loss)	2.33	(5.73)	4.82	2.43	(0.80)
Total from investment operations	$2.77	$(5.38)	$5.10	$2.67	$(0.43)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.21)	$(0.37)	$(0.76)
From net realized gain	—	—	—	—	(0.13)
Total distributions declared to shareholders	$(0.32)	$(0.33)	$(0.21)	$(0.37)	$(0.89)
Net asset value, end of period (x)	$22.48	$20.03	$25.74	$20.85	$18.55
Total return (%) (r)(s)(t)(x)	13.98	(21.18)	24.62	14.48	(1.61)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.80	0.77	0.76	0.82	0.85
Expenses after expense reductions	0.78	0.75	0.75	0.81	0.84
Net investment income (loss)	2.07	1.52	1.21	1.25	2.03
Portfolio turnover	16	15	19	22	22
Net assets at end of period (000 omitted)	$1,619,635	$1,533,541	$1,530,130	$898,821	$593,064
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding tax reclaim recovery expenses	0.75	N/A	N/A	N/A	N/A
See Notes to Financial Statements
25

Financial Highlights – continued
Class R1	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$17.65	$22.75	$18.45	$16.46	$17.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.14	$0.05	$0.03	$0.15
Net realized and unrealized gain (loss)	2.03	(5.12)	4.26	2.17	(0.69)
Total from investment operations	$2.25	$(4.98)	$4.31	$2.20	$(0.54)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.12)	$(0.01)	$(0.21)	$(0.59)
From net realized gain	—	—	—	—	(0.13)
Total distributions declared to shareholders	$(0.26)	$(0.12)	$(0.01)	$(0.21)	$(0.72)
Net asset value, end of period (x)	$19.64	$17.65	$22.75	$18.45	$16.46
Total return (%) (r)(s)(t)(x)	12.88	(21.99)	23.39	13.40	(2.62)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.80	1.77	1.76	1.82	1.85
Expenses after expense reductions	1.79	1.76	1.75	1.81	1.84
Net investment income (loss)	1.17	0.71	0.24	0.19	0.95
Portfolio turnover	16	15	19	22	22
Net assets at end of period (000 omitted)	$10,961	$3,600	$3,042	$1,628	$1,751
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding tax reclaim recovery expenses	1.74	N/A	N/A	N/A	N/A
See Notes to Financial Statements
26

Financial Highlights – continued
Class R2	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$18.58	$23.90	$19.37	$17.25	$18.53
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.21	$0.15	$0.13	$0.26
Net realized and unrealized gain (loss)	2.17	(5.33)	4.49	2.26	(0.75)
Total from investment operations	$2.48	$(5.12)	$4.64	$2.39	$(0.49)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.20)	$(0.11)	$(0.27)	$(0.66)
From net realized gain	—	—	—	—	(0.13)
Total distributions declared to shareholders	$(0.22)	$(0.20)	$(0.11)	$(0.27)	$(0.79)
Net asset value, end of period (x)	$20.84	$18.58	$23.90	$19.37	$17.25
Total return (%) (r)(s)(t)(x)	13.46	(21.58)	24.02	13.95	(2.14)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.30	1.27	1.27	1.32	1.35
Expenses after expense reductions	1.28	1.25	1.25	1.31	1.34
Net investment income (loss)	1.54	0.97	0.70	0.73	1.51
Portfolio turnover	16	15	19	22	22
Net assets at end of period (000 omitted)	$77,132	$75,398	$104,975	$89,943	$98,935
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding tax reclaim recovery expenses	1.25	N/A	N/A	N/A	N/A
See Notes to Financial Statements
27

Financial Highlights – continued
Class R3	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$19.08	$24.53	$19.88	$17.70	$18.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.27	$0.21	$0.18	$0.30
Net realized and unrealized gain (loss)	2.22	(5.46)	4.60	2.32	(0.75)
Total from investment operations	$2.59	$(5.19)	$4.81	$2.50	$(0.45)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.26)	$(0.16)	$(0.32)	$(0.71)
From net realized gain	—	—	—	—	(0.13)
Total distributions declared to shareholders	$(0.27)	$(0.26)	$(0.16)	$(0.32)	$(0.84)
Net asset value, end of period (x)	$21.40	$19.08	$24.53	$19.88	$17.70
Total return (%) (r)(s)(t)(x)	13.72	(21.37)	24.30	14.21	(1.83)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.05	1.02	1.02	1.07	1.10
Expenses after expense reductions	1.03	1.00	1.00	1.06	1.09
Net investment income (loss)	1.83	1.22	0.96	0.99	1.73
Portfolio turnover	16	15	19	22	22
Net assets at end of period (000 omitted)	$68,315	$58,785	$76,512	$63,920	$61,214
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding tax reclaim recovery expenses	1.00	N/A	N/A	N/A	N/A
See Notes to Financial Statements
28

Financial Highlights – continued
Class R4	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$19.34	$24.86	$20.15	$17.93	$19.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.33	$0.29	$0.23	$0.36
Net realized and unrealized gain (loss)	2.26	(5.53)	4.63	2.35	(0.78)
Total from investment operations	$2.68	$(5.20)	$4.92	$2.58	$(0.42)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)	$(0.21)	$(0.36)	$(0.77)
From net realized gain	—	—	—	—	(0.13)
Total distributions declared to shareholders	$(0.32)	$(0.32)	$(0.21)	$(0.36)	$(0.90)
Net asset value, end of period (x)	$21.70	$19.34	$24.86	$20.15	$17.93
Total return (%) (r)(s)(t)(x)	14.02	(21.17)	24.58	14.49	(1.65)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.80	0.77	0.76	0.82	0.85
Expenses after expense reductions	0.78	0.75	0.75	0.81	0.84
Net investment income (loss)	2.05	1.45	1.26	1.24	2.04
Portfolio turnover	16	15	19	22	22
Net assets at end of period (000 omitted)	$74,093	$68,971	$96,499	$41,619	$54,352
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding tax reclaim recovery expenses	0.75	N/A	N/A	N/A	N/A
See Notes to Financial Statements
29

Financial Highlights – continued
Class R6	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$19.19	$24.67	$19.99	$17.80	$19.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.44	$0.36	$0.29	$0.25	$0.38
Net realized and unrealized gain (loss)	2.25	(5.49)	4.62	2.33	(0.77)
Total from investment operations	$2.69	$(5.13)	$4.91	$2.58	$(0.39)
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.35)	$(0.23)	$(0.39)	$(0.79)
From net realized gain	—	—	—	—	(0.13)
Total distributions declared to shareholders	$(0.35)	$(0.35)	$(0.23)	$(0.39)	$(0.92)
Net asset value, end of period (x)	$21.53	$19.19	$24.67	$19.99	$17.80
Total return (%) (r)(s)(t)(x)	14.16	(21.09)	24.74	14.61	(1.48)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.70	0.65	0.67	0.71	0.74
Expenses after expense reductions	0.68	0.64	0.65	0.70	0.73
Net investment income (loss)	2.17	1.60	1.30	1.37	2.18
Portfolio turnover	16	15	19	22	22
Net assets at end of period (000 omitted)	$13,495,945	$11,638,059	$14,433,482	$9,787,763	$7,350,641
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding tax reclaim recovery expenses	0.65	N/A	N/A	N/A	N/A

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
30

Notes to Financial Statements
(1) Business and Organization
MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
31

Notes to Financial Statements  - continued
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted
32

Notes to Financial Statements  - continued
quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$3,148,513,728	$—	$—	$3,148,513,728
France	2,260,458,040	—	—	2,260,458,040
Switzerland	1,877,091,346	—	—	1,877,091,346
United Kingdom	1,778,375,944	—	—	1,778,375,944
United States	1,327,410,126	—	—	1,327,410,126
Germany	1,155,032,353	—	—	1,155,032,353
Australia	678,025,323	—	—	678,025,323
Hong Kong	597,740,060	—	—	597,740,060
Denmark	509,512,332	—	—	509,512,332
Other Countries	2,489,366,012	92,401,799	—	2,581,767,811
Mutual Funds	48,409,375	—	—	48,409,375
Total	$15,869,934,639	$92,401,799	$—	$15,962,336,438
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the
33

Notes to Financial Statements  - continued
fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At August 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
34

Notes to Financial Statements  - continued
The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. These reclaims are recorded only when certainty exists as to the likelihood of receipt and the potential timing of payment. For the year ended August 31, 2023, the fund recorded reclaims for previously withheld foreign taxes from France and Sweden of $29,663,236 and related interest of $1,074,666, which are reflected as a reduction of Foreign taxes withheld and Interest income, respectively, in the Statement of Operations. Professional fees associated with recovering these foreign taxes amounted to $5,734,887 and are reflected as Tax reclaim recovery expense in the Statement of Operations.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/23	Year ended 8/31/22
Ordinary income (including any short-term capital gains)	$245,003,054	$237,804,624
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/23
Cost of investments	$13,061,452,365
Gross appreciation	3,795,911,951
Gross depreciation	(895,027,878)
Net unrealized appreciation (depreciation)	$2,900,884,073
Undistributed ordinary income	248,921,512
Capital loss carryforwards	(543,188,953)
Other temporary differences	(4,922,440)
Total distributable earnings (loss)	$2,601,694,192
35

Notes to Financial Statements  - continued
As of August 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(173,110,668)
Long-Term	(370,078,285)
Total	$(543,188,953)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/23	Year ended 8/31/22
Class A	$8,922,184	$8,307,737
Class B	3,328	4,207
Class C	90,661	55,254
Class I	23,723,332	22,580,996
Class R1	150,058	15,980
Class R2	899,295	851,018
Class R3	858,081	809,844
Class R4	1,154,502	1,243,811
Class R6	209,201,613	203,740,590
Class 529A	—	186,947
Class 529B	—	376
Class 529C	—	7,864
Total	$245,003,054	$237,804,624
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $5 billion	0.70%
In excess of $5 billion and up to $10 billion	0.60%
In excess of $10 billion and up to $20 billion	0.55%
In excess of $20 billion	0.50%
36

Notes to Financial Statements  - continued
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2023, this management fee reduction amounted to $1,946,699, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.62% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $52,068 for the year ended August 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,697,702
Class B	0.75%	0.25%	1.00%	1.00%	9,271
Class C	0.75%	0.25%	1.00%	1.00%	126,245
Class R1	0.75%	0.25%	1.00%	1.00%	91,439
Class R2	0.25%	0.25%	0.50%	0.50%	387,946
Class R3	—	0.25%	0.25%	0.25%	162,060
Total Distribution and Service Fees					$2,474,663
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2023, this rebate amounted to $20 and $1 for Class A and Class B shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
37

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2023, were as follows:
Amount
Class A	$9,748
Class B	216
Class C	295
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2023, the fee was $143,674, which equated to 0.0010% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,682,978.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.0042% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended August 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $11,435,433. The sales transactions resulted in net realized gains (losses) of $(1,485,654).
38

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended August 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $2,836,679,306 and $2,350,291,454, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/23		Year ended 8/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,396,801	$124,478,448	10,553,698	$225,924,005
Class B	3	76	1,119	24,376
Class C	183,267	3,338,382	120,033	2,440,571
Class I	25,573,130	541,158,028	41,161,498	966,958,198
Class R1	479,069	8,839,234	119,482	2,420,401
Class R2	647,573	12,884,738	835,415	18,078,755
Class R3	892,196	18,213,518	866,170	19,276,792
Class R4	675,065	13,929,872	616,499	13,541,480
Class R6	56,730,878	1,172,648,568	46,195,626	1,036,050,594
Class 529A	—	—	135,894	3,000,678
Class 529B	—	—	741	16,396
Class 529C	—	—	9,562	207,671
	91,577,982	$1,895,490,864	100,615,737	$2,287,939,917
Shares issued to shareholders in reinvestment of distributions
Class A	410,746	$8,223,125	313,946	$7,619,463
Class B	162	3,155	143	3,364
Class C	4,338	81,769	2,268	51,886
Class I	1,056,819	21,950,138	795,596	20,017,192
Class R1	8,209	150,058	715	15,980
Class R2	46,525	898,869	36,242	849,152
Class R3	43,330	857,936	33,729	809,844
Class R4	56,594	1,134,152	49,603	1,205,350
Class R6	9,869,794	196,112,812	7,918,001	190,744,636
Class 529A	—	—	7,774	184,710
Class 529B	—	—	17	376
Class 529C	—	—	356	7,817
	11,496,517	$229,412,014	9,158,390	$221,509,770
39

Notes to Financial Statements  - continued
	Year ended 8/31/23		Year ended 8/31/22
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(8,511,065)	$(166,951,527)	(15,939,834)	$(364,600,013)
Class B	(23,605)	(459,289)	(34,664)	(754,476)
Class C	(170,249)	(3,241,266)	(184,714)	(3,842,213)
Class I	(31,164,073)	(655,756,261)	(24,842,490)	(557,285,533)
Class R1	(133,125)	(2,544,322)	(50,005)	(988,953)
Class R2	(1,050,213)	(21,017,261)	(1,206,840)	(26,339,521)
Class R3	(824,446)	(16,935,591)	(938,020)	(20,911,186)
Class R4	(883,191)	(18,191,865)	(981,315)	(22,668,338)
Class R6	(46,034,729)	(918,395,332)	(32,800,974)	(707,295,374)
Class 529A	—	—	(870,095)	(17,524,590)
Class 529B	—	—	(8,857)	(184,299)
Class 529C	—	—	(102,803)	(2,070,259)
	(88,794,696)	$(1,803,492,714)	(77,960,611)	$(1,724,464,755)
Net change
Class A	(1,703,518)	$(34,249,954)	(5,072,190)	$(131,056,545)
Class B	(23,440)	(456,058)	(33,402)	(726,736)
Class C	17,356	178,885	(62,413)	(1,349,756)
Class I	(4,534,124)	(92,648,095)	17,114,604	429,689,857
Class R1	354,153	6,444,970	70,192	1,447,428
Class R2	(356,115)	(7,233,654)	(335,183)	(7,411,614)
Class R3	111,080	2,135,863	(38,121)	(824,550)
Class R4	(151,532)	(3,127,841)	(315,213)	(7,921,508)
Class R6	20,565,943	450,366,048	21,312,653	519,499,856
Class 529A	—	—	(726,427)	(14,339,202)
Class 529B	—	—	(8,099)	(167,527)
Class 529C	—	—	(92,885)	(1,854,771)
	14,279,803	$321,410,164	31,813,516	$784,984,932
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 64%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
40

Notes to Financial Statements  - continued
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2023, the fund’s commitment fee and interest expense were $76,310 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$151,622,392	$1,516,327,353	$1,619,574,630	$32,038	$2,222	$48,409,375

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$7,460,169	$—
41

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Research International Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
42

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 16, 2023
43

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
44

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
45

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
46

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Camille Humphries Lee Nicholas Paul
47

Board Review of Investment Advisory Agreement
MFS Research International Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
48

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 4th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
49

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2 billion, $5 billion, $10 billion, and $20 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The
50

Board Review of Investment Advisory Agreement - continued
Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
51

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
52

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
Income derived from foreign sources was $424,305,568. The fund intends to pass through foreign tax credits of $11,693,540 for the fiscal year.
53

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
55

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1. Go to mfs.com.
2. Log in via MFS® Access.
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If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2023
MFS®  Technology Fund
SCT-ANN

MFS® Technology Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	12.2%
NVIDIA Corp.	10.7%
Alphabet, Inc., “A”	10.0%
Meta Platforms, Inc., “A”	5.7%
Broadcom, Inc.	4.3%
ServiceNow, Inc.	3.4%
Accenture PLC, “A”	3.0%
Salesforce, Inc.	2.9%
Intuit, Inc.	2.6%
Oracle Corp.	2.3%
Top five industries
Computer Software	29.3%
Electronics	21.2%
Internet	18.0%
Computer Software - Systems	11.6%
Business Services	8.3%

(o)	Less than 0.1%.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of August 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

Management Review
Summary of Results
For the twelve months ended August 31, 2023, Class A shares of the MFS Technology Fund (fund) provided a total return of 23.49%, at net asset value.  This compares with a return of 15.94% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index and a return of 30.62% for the fund’s other benchmark, the Standard & Poor's North American Technology Sector Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth, although those effects have been limited thus far. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as focus turned to the country’s highly-indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Standard & Poor's North American Technology Sector Index, the fund’s overweight position and, to a lesser extent, stock selection in the business services industry weakened performance. Within this industry, the fund’s holdings of technology services provider Endava(b)(h), and its overweight positions in electronic
2

Management Review - continued
payment services company Global Payments(h), global banking and payments technology provider Fidelity National Information Services(h) and global technology consultant Thoughtworks Holding(h), detracted from relative returns.
The fund’s underweight position in the electronics industry also hindered relative performance. Here, an underweight position in computer graphics processor maker NVIDIA, and the timing of the fund’s ownership in shares of broadband communications and networking services company Broadcom, detracted from relative returns. The stock price of NVIDIA advanced as the company reported better-than-expected revenue results during the period, driven by strong performance in both its gaming and data center segments. In addition, demand for the company's GPU chips that power Artificial Intelligence technology accelerated as many technology platforms rushed to build out their capabilities, sending the stock price higher.
Elsewhere, an underweight position in social networking service provider Meta Platforms, and the timing of the fund’s ownership in shares of enterprise software products maker Oracle and integrated software solutions provider Black Knight(h), dampened relative results. The stock price of Meta Platforms increased as the company reported better-than-expected earnings for the period, driven by solid revenue results and strong user engagement across its applications.
The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash detracted from performance versus the benchmark, which has no cash position.
Contributors to Performance
Stock selection and, to a lesser extent, an underweight position in the computer systems industry benefited relative returns, led by the fund’s underweight position in computer and personal electronics maker Apple(h) and not holding shares of weak-performing software engineering solutions and technology services provider EPAM Systems.
Stock selection in the consumer services industry also contributed to relative results, driven by the fund’s holdings of online travel company Booking Holdings(b). The stock price of Booking Holdings appreciated as the company reported continued demand for travel sales and gained market share in hotel room bookings through its payment platform.
The fund’s avoidance of the network & telecom industry supported relative performance. Within this industry, not holding shares of poor-performing wireless communications software company QUALCOMM aided relative returns. The stock price of QUALCOMM declined as its outlook fell short of expectations due to weak smartphone demand.
Stocks in other industries that were among the top relative contributors included the fund’s holdings of integrated payment and frictionless commerce solutions provider Paya(b)(h), and not holding shares of semiconductor company Texas Instruments, human capital management services provider Automatic Data Processing, cloud
3

Management Review - continued
computing company Snowflake and cybersecurity products and services provider Crowdstrike Holdings. Additionally, the fund’s underweight position in semiconductor company Intel further benefited relative performance.
Respectfully,
Portfolio Manager(s)
Reinier Dobbelmann and Matthew Sabel
Note to Shareholders: Effective September 29, 2023, Matthew Sabel will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 8/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
5

Performance Summary  - continued
Total Returns through 8/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/97	23.49%	10.10%	15.77%
B	4/14/00	22.60%	9.28%	14.90%
C	4/14/00	22.58%	9.27%	14.90%
I	1/02/97	23.79%	10.37%	16.05%
R1	4/01/05	22.56%	9.27%	14.90%
R2	10/31/03	23.19%	9.82%	15.47%
R3	4/01/05	23.51%	10.10%	15.76%
R4	4/01/05	23.81%	10.37%	16.05%
R6	1/02/13	23.92%	10.48%	16.17%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	15.94%	11.12%	12.81%
Standard & Poor's North American Technology Sector Index (f)	30.62%	15.15%	19.46%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	16.39%	8.80%	15.08%
B With CDSC (Declining over six years from 4% to 0%) (v)	18.60%	8.99%	14.90%
C With CDSC (1% for 12 months) (v)	21.58%	9.27%	14.90%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
Standard & Poor's North American Technology Sector Index(g) - a modified market capitalization-weighted index that measures the performance of selected technology stocks.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones
6

Performance Summary  - continued
Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2023 through August 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/23	Ending Account Value 8/31/23	Expenses Paid During Period (p) 3/01/23-8/31/23
A	Actual	1.13%	$1,000.00	$1,280.73	$6.50
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
B	Actual	1.88%	$1,000.00	$1,276.25	$10.79
	Hypothetical (h)	1.88%	$1,000.00	$1,015.73	$9.55
C	Actual	1.88%	$1,000.00	$1,276.17	$10.79
	Hypothetical (h)	1.88%	$1,000.00	$1,015.73	$9.55
I	Actual	0.88%	$1,000.00	$1,282.43	$5.06
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
R1	Actual	1.88%	$1,000.00	$1,276.09	$10.79
	Hypothetical (h)	1.88%	$1,000.00	$1,015.73	$9.55
R2	Actual	1.38%	$1,000.00	$1,279.16	$7.93
	Hypothetical (h)	1.38%	$1,000.00	$1,018.25	$7.02
R3	Actual	1.13%	$1,000.00	$1,281.00	$6.50
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
R4	Actual	0.88%	$1,000.00	$1,282.53	$5.06
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
R6	Actual	0.79%	$1,000.00	$1,283.19	$4.55
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
8/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.6%
Business Services – 8.3%
Accenture PLC, “A”	138,037	$44,692,240
Equifax, Inc.	31,943	6,602,618
Factset Research Systems, Inc.	24,213	10,566,795
FleetCor Technologies, Inc. (a)	30,039	8,162,497
MSCI, Inc.	18,324	9,961,293
PayPal Holdings, Inc. (a)	81,872	5,117,819
Tyler Technologies, Inc. (a)	29,398	11,713,045
Verisk Analytics, Inc., “A”	72,291	17,510,326
WEX, Inc. (a)	56,407	11,065,925
		$125,392,558
Computer Software – 29.3%
Adobe Systems, Inc. (a)	49,686	$27,791,367
Cadence Design Systems, Inc. (a)	122,226	29,388,019
Dun & Bradstreet Holdings, Inc.	576,919	6,288,417
Intuit, Inc.	71,820	38,912,794
Microsoft Corp. (s)	557,972	182,880,903
Mobileye Global, Inc., “A” (a)	233,468	8,290,449
Oracle Corp.	291,275	35,066,597
Palo Alto Networks, Inc. (a)	127,653	31,057,975
Salesforce, Inc. (a)	199,618	44,207,402
Synopsys, Inc. (a)	32,536	14,930,445
Topicus.com, Inc. (a)	100,246	7,634,187
VMware, Inc., “A” (a)	79,774	13,464,256
		$439,912,811
Computer Software - Systems – 11.6%
Arista Networks, Inc. (a)	66,685	$13,018,912
Constellation Software, Inc.	9,895	20,325,027
Descartes Systems Group, Inc. (a)	169,486	12,707,687
Hitachi Ltd.	419,300	27,937,003
HubSpot, Inc. (a)	36,156	19,759,977
ServiceNow, Inc. (a)	87,963	51,795,253
Shopify, Inc. (a)	436,579	29,028,138
		$174,571,997
Consumer Services – 2.0%
Booking Holdings, Inc. (a)(s)	9,485	$29,451,210
Electrical Equipment – 1.3%
Amphenol Corp., “A”	228,099	$20,159,390
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 21.2%
Advanced Micro Devices (a)	254,864	$26,944,222
Broadcom, Inc.	70,415	64,985,299
Intel Corp.	226,356	7,954,150
KLA Corp.	39,621	19,884,591
Lam Research Corp.	21,250	14,926,000
Marvell Technology, Inc.	411,670	23,979,778
NVIDIA Corp.	324,891	160,349,953
		$319,023,993
Insurance – 2.8%
Aon PLC	48,956	$16,321,441
Arthur J. Gallagher & Co.	114,694	26,434,673
		$42,756,114
Internet – 18.0%
Alphabet, Inc., “A” (a)(s)	1,107,660	$150,830,062
Gartner, Inc. (a)	56,518	19,763,214
Meta Platforms, Inc., “A” (a)	287,532	85,077,844
Pinterest, Inc. (a)	527,071	14,489,182
		$270,160,302
Leisure & Toys – 1.0%
Take-Two Interactive Software, Inc. (a)	104,575	$14,870,565
Other Banks & Diversified Financials – 1.1%
Mastercard, Inc., “A” (s)	17,068	$7,042,940
S&P Global, Inc.	24,528	9,587,014
		$16,629,954
Specialty Stores – 1.0%
Amazon.com, Inc. (a)(s)	106,699	$14,725,529
Total Common Stocks (Identified Cost, $867,597,221)		$1,467,654,423

11

Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Rights – 0.0%
Computer Software - Systems – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 1 Debentures for 3.03 rights, Expiration 10/13/23) (a) (Identified Cost, $4,388)	CAD 133	8/31/23	9,895	$5,493
Warrants – 0.0%
Computer Software - Systems – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a) (Identified Cost, $0)	CAD 11.5	N/A	9,895	$0

Investment Companies (h) – 2.4%
Money Market Funds – 2.4%
MFS Institutional Money Market Portfolio, 5.3% (v) (Identified Cost, $35,192,383)	35,194,109	$35,197,628

Other Assets, Less Liabilities – 0.0%		443,977
Net Assets – 100.0%		$1,503,301,521

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $35,197,628 and $1,467,659,916, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
At August 31, 2023, the fund had cash collateral of $49,292 and other liquid securities with an aggregate value of $548,931 to cover any collateral or margin obligations for securities sold short and certain derivative contracts.  Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
12

Financial Statements
Statement of Assets and Liabilities
At 8/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $867,601,609)	$1,467,659,916
Investments in affiliated issuers, at value (identified cost, $35,192,383)	35,197,628
Deposits with brokers for
Securities sold short	49,292
Receivables for
Investments sold	30,573,696
Fund shares sold	1,005,855
Dividends	572,502
Other assets	1,904
Total assets	$1,535,060,793
Liabilities
Payables for
Investments purchased	$28,931,577
Fund shares reacquired	2,196,670
Payable to affiliates
Investment adviser	58,845
Administrative services fee	1,224
Shareholder servicing costs	420,367
Distribution and service fees	17,770
Payable for independent Trustees' compensation	14
Accrued expenses and other liabilities	132,805
Total liabilities	$31,759,272
Net assets	$1,503,301,521
Net assets consist of
Paid-in capital	$751,986,016
Total distributable earnings (loss)	751,315,505
Net assets	$1,503,301,521
Shares of beneficial interest outstanding	28,416,574
13

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$669,259,978	12,844,790	$52.10
Class B	18,986,821	471,890	40.24
Class C	105,653,477	2,634,245	40.11
Class I	356,050,114	6,144,890	57.94
Class R1	10,365,531	259,239	39.98
Class R2	22,942,031	478,663	47.93
Class R3	55,706,795	1,070,113	52.06
Class R4	17,097,294	305,988	55.88
Class R6	247,239,480	4,206,756	58.77

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $55.28 [100 / 94.25 x $52.10]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
14

Financial Statements
Statement of Operations
Year ended 8/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$6,969,484
Dividends from affiliated issuers	1,653,479
Other	21,167
Income on securities loaned	1,879
Foreign taxes withheld	(73,641)
Total investment income	$8,572,368
Expenses
Management fee	$9,693,554
Distribution and service fees	2,887,127
Shareholder servicing costs	1,379,330
Administrative services fee	201,968
Independent Trustees' compensation	22,822
Custodian fee	59,428
Shareholder communications	64,107
Audit and tax fees	70,530
Legal fees	6,783
Miscellaneous	190,480
Total expenses	$14,576,129
Reduction of expenses by investment adviser and distributor	(170,558)
Net expenses	$14,405,571
Net investment income (loss)	$(5,833,203)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$166,031,820
Affiliated issuers	3,747
Foreign currency	(59,183)
Net realized gain (loss)	$165,976,384
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$121,665,101
Affiliated issuers	2,328
Net unrealized gain (loss)	$121,667,429
Net realized and unrealized gain (loss)	$287,643,813
Change in net assets from operations	$281,810,610
See Notes to Financial Statements
15

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/23	8/31/22
Change in net assets
From operations
Net investment income (loss)	$(5,833,203)	$(13,328,443)
Net realized gain (loss)	165,976,384	193,446,749
Net unrealized gain (loss)	121,667,429	(835,363,661)
Change in net assets from operations	$281,810,610	$(655,245,355)
Total distributions to shareholders	$(122,255,927)	$(249,750,373)
Change in net assets from fund share transactions	$(61,980,502)	$(22,067,935)
Total change in net assets	$97,574,181	$(927,063,663)
Net assets
At beginning of period	1,405,727,340	2,332,791,003
At end of period	$1,503,301,521	$1,405,727,340
See Notes to Financial Statements
16

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$46.91	$75.65	$64.90	$44.73	$45.65
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.22)	$(0.45)	$(0.57)	$(0.35)	$(0.27)
Net realized and unrealized gain (loss)	9.75	(19.94)	14.83	21.50	1.24
Total from investment operations	$9.53	$(20.39)	$14.26	$21.15	$0.97
Less distributions declared to shareholders
From net realized gain	$(4.34)	$(8.35)	$(3.51)	$(0.98)	$(1.89)
Net asset value, end of period (x)	$52.10	$46.91	$75.65	$64.90	$44.73
Total return (%) (r)(s)(t)(x)	23.49	(30.20)	22.97	48.23	2.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.15	1.14	1.12	1.18	1.19
Expenses after expense reductions	1.14	1.13	1.11	1.16	1.18
Net investment income (loss)	(0.49)	(0.76)	(0.85)	(0.71)	(0.64)
Portfolio turnover	44	30	36	46	32
Net assets at end of period (000 omitted)	$669,260	$572,702	$888,416	$745,157	$471,468
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	N/A	1.11	1.13	1.15
See Notes to Financial Statements
17

Financial Highlights – continued
Class B	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$37.55	$62.67	$54.73	$38.16	$39.55
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.43)	$(0.73)	$(0.89)	$(0.61)	$(0.50)
Net realized and unrealized gain (loss)	7.46	(16.04)	12.34	18.16	1.00
Total from investment operations	$7.03	$(16.77)	$11.45	$17.55	$0.50
Less distributions declared to shareholders
From net realized gain	$(4.34)	$(8.35)	$(3.51)	$(0.98)	$(1.89)
Net asset value, end of period (x)	$40.24	$37.55	$62.67	$54.73	$38.16
Total return (%) (r)(s)(t)(x)	22.60	(30.73)	22.06	47.07	2.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.91	1.89	1.87	1.93	1.94
Expenses after expense reductions	1.89	1.88	1.86	1.92	1.93
Net investment income (loss)	(1.24)	(1.52)	(1.59)	(1.46)	(1.39)
Portfolio turnover	44	30	36	46	32
Net assets at end of period (000 omitted)	$18,987	$23,115	$44,390	$46,224	$41,017
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	N/A	1.86	1.88	1.90
See Notes to Financial Statements
18

Financial Highlights – continued
Class C	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$37.45	$62.52	$54.61	$38.07	$39.47
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.43)	$(0.73)	$(0.88)	$(0.61)	$(0.50)
Net realized and unrealized gain (loss)	7.43	(15.99)	12.30	18.13	0.99
Total from investment operations	$7.00	$(16.72)	$11.42	$17.52	$0.49
Less distributions declared to shareholders
From net realized gain	$(4.34)	$(8.35)	$(3.51)	$(0.98)	$(1.89)
Net asset value, end of period (x)	$40.11	$37.45	$62.52	$54.61	$38.07
Total return (%) (r)(s)(t)(x)	22.58	(30.72)	22.06	47.11	2.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.90	1.89	1.87	1.93	1.94
Expenses after expense reductions	1.89	1.88	1.86	1.92	1.93
Net investment income (loss)	(1.24)	(1.52)	(1.59)	(1.46)	(1.40)
Portfolio turnover	44	30	36	46	32
Net assets at end of period (000 omitted)	$105,653	$112,241	$194,857	$183,286	$128,817
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	N/A	1.86	1.88	1.91
See Notes to Financial Statements
19

Financial Highlights – continued
Class I	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$51.52	$82.06	$69.94	$48.02	$48.74
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$(0.34)	$(0.43)	$(0.25)	$(0.18)
Net realized and unrealized gain (loss)	10.88	(21.85)	16.06	23.15	1.35
Total from investment operations	$10.76	$(22.19)	$15.63	$22.90	$1.17
Less distributions declared to shareholders
From net realized gain	$(4.34)	$(8.35)	$(3.51)	$(0.98)	$(1.89)
Net asset value, end of period (x)	$57.94	$51.52	$82.06	$69.94	$48.02
Total return (%) (r)(s)(t)(x)	23.79	(30.02)	23.28	48.57	3.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.91	0.89	0.87	0.93	0.94
Expenses after expense reductions	0.89	0.88	0.86	0.92	0.93
Net investment income (loss)	(0.24)	(0.52)	(0.59)	(0.46)	(0.40)
Portfolio turnover	44	30	36	46	32
Net assets at end of period (000 omitted)	$356,050	$356,867	$608,833	$561,531	$315,655
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	N/A	0.86	0.88	0.91
See Notes to Financial Statements
20

Financial Highlights – continued
Class R1	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$37.35	$62.37	$54.49	$37.99	$39.39
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.43)	$(0.72)	$(0.89)	$(0.62)	$(0.50)
Net realized and unrealized gain (loss)	7.40	(15.95)	12.28	18.10	0.99
Total from investment operations	$6.97	$(16.67)	$11.39	$17.48	$0.49
Less distributions declared to shareholders
From net realized gain	$(4.34)	$(8.35)	$(3.51)	$(0.98)	$(1.89)
Net asset value, end of period (x)	$39.98	$37.35	$62.37	$54.49	$37.99
Total return (%) (r)(s)(t)(x)	22.56	(30.72)	22.05	47.10	2.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.90	1.89	1.87	1.93	1.94
Expenses after expense reductions	1.89	1.88	1.86	1.91	1.93
Net investment income (loss)	(1.24)	(1.51)	(1.59)	(1.47)	(1.40)
Portfolio turnover	44	30	36	46	32
Net assets at end of period (000 omitted)	$10,366	$7,558	$10,498	$9,882	$5,715
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	N/A	1.86	1.88	1.91
See Notes to Financial Statements
21

Financial Highlights – continued
Class R2	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$43.63	$71.12	$61.36	$42.45	$43.55
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.30)	$(0.56)	$(0.68)	$(0.45)	$(0.36)
Net realized and unrealized gain (loss)	8.94	(18.58)	13.95	20.34	1.15
Total from investment operations	$8.64	$(19.14)	$13.27	$19.89	$0.79
Less distributions declared to shareholders
From net realized gain	$(4.34)	$(8.35)	$(3.51)	$(0.98)	$(1.89)
Net asset value, end of period (x)	$47.93	$43.63	$71.12	$61.36	$42.45
Total return (%) (r)(s)(t)(x)	23.19	(30.38)	22.67	47.84	2.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.40	1.39	1.37	1.43	1.44
Expenses after expense reductions	1.39	1.38	1.36	1.42	1.43
Net investment income (loss)	(0.74)	(1.02)	(1.09)	(0.97)	(0.90)
Portfolio turnover	44	30	36	46	32
Net assets at end of period (000 omitted)	$22,942	$22,287	$37,797	$38,511	$29,339
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	N/A	1.36	1.38	1.41
See Notes to Financial Statements
22

Financial Highlights – continued
Class R3	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$46.87	$75.60	$64.85	$44.71	$45.63
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.22)	$(0.46)	$(0.56)	$(0.35)	$(0.27)
Net realized and unrealized gain (loss)	9.75	(19.92)	14.82	21.47	1.24
Total from investment operations	$9.53	$(20.38)	$14.26	$21.12	$0.97
Less distributions declared to shareholders
From net realized gain	$(4.34)	$(8.35)	$(3.51)	$(0.98)	$(1.89)
Net asset value, end of period (x)	$52.06	$46.87	$75.60	$64.85	$44.71
Total return (%) (r)(s)(t)(x)	23.51	(30.21)	22.99	48.18	2.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.15	1.14	1.13	1.18	1.19
Expenses after expense reductions	1.14	1.13	1.11	1.17	1.18
Net investment income (loss)	(0.49)	(0.77)	(0.84)	(0.71)	(0.65)
Portfolio turnover	44	30	36	46	32
Net assets at end of period (000 omitted)	$55,707	$49,755	$96,784	$109,884	$80,242
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	N/A	1.11	1.13	1.16
See Notes to Financial Statements
23

Financial Highlights – continued
Class R4	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$49.85	$79.68	$68.01	$46.72	$47.47
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.11)	$(0.33)	$(0.42)	$(0.24)	$(0.17)
Net realized and unrealized gain (loss)	10.48	(21.15)	15.60	22.51	1.31
Total from investment operations	$10.37	$(21.48)	$15.18	$22.27	$1.14
Less distributions declared to shareholders
From net realized gain	$(4.34)	$(8.35)	$(3.51)	$(0.98)	$(1.89)
Net asset value, end of period (x)	$55.88	$49.85	$79.68	$68.01	$46.72
Total return (%) (r)(s)(t)(x)	23.81	(30.03)	23.28	48.57	3.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.91	0.89	0.87	0.93	0.94
Expenses after expense reductions	0.89	0.88	0.86	0.92	0.93
Net investment income (loss)	(0.23)	(0.52)	(0.59)	(0.47)	(0.40)
Portfolio turnover	44	30	36	46	32
Net assets at end of period (000 omitted)	$17,097	$25,674	$47,324	$32,530	$25,310
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	N/A	0.85	0.89	0.91
See Notes to Financial Statements
24

Financial Highlights – continued
Class R6	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$52.14	$82.87	$70.54	$48.38	$49.03
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.27)	$(0.37)	$(0.20)	$(0.13)
Net realized and unrealized gain (loss)	11.04	(22.11)	16.21	23.34	1.37
Total from investment operations	$10.97	$(22.38)	$15.84	$23.14	$1.24
Less distributions declared to shareholders
From net realized gain	$(4.34)	$(8.35)	$(3.51)	$(0.98)	$(1.89)
Net asset value, end of period (x)	$58.77	$52.14	$82.87	$70.54	$48.38
Total return (%) (r)(s)(t)(x)	23.92	(29.95)	23.39	48.71	3.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.81	0.79	0.78	0.84	0.84
Expenses after expense reductions	0.80	0.77	0.77	0.82	0.83
Net investment income (loss)	(0.14)	(0.41)	(0.50)	(0.37)	(0.30)
Portfolio turnover	44	30	36	46	32
Net assets at end of period (000 omitted)	$247,239	$235,529	$403,893	$316,404	$168,352
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	N/A	N/A	0.77	0.79	0.81

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
25

Notes to Financial Statements
(1) Business and Organization
MFS Technology Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
26

Notes to Financial Statements  - continued
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the
27

Notes to Financial Statements  - continued
fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,361,731,932	$—	$—	$1,361,731,932
Canada	69,700,532	0	—	69,700,532
Japan	27,937,003	—	—	27,937,003
Israel	8,290,449	—	—	8,290,449
Mutual Funds	35,197,628	—	—	35,197,628
Total	$1,502,857,544	$0	$—	$1,502,857,544
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
28

Notes to Financial Statements  - continued
The derivative instruments used by the fund during the period were purchased options. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At August 31, 2023, the fund did not have any outstanding derivative instruments.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2023 as reported in the Statement of Operations:
Risk	Unaffiliated Issuers (Purchased Options)
Equity	$(2,301,572)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended August 31, 2023 as reported in the Statement of Operations:
Risk	Unaffiliated Issuers (Purchased Options)
Equity	$(290,588)
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid.  All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Short Sales — The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any
29

Notes to Financial Statements  - continued
premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. For the year ended August 31, 2023, the fund did not enter into short sale transactions.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At August 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
30

Notes to Financial Statements  - continued
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, straddle loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/23	Year ended 8/31/22
Ordinary income (including any short-term capital gains)	$—	$64,444,592
Long-term capital gains	122,255,927	185,305,781
Total distributions	$122,255,927	$249,750,373
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/23
Cost of investments	$906,725,865
Gross appreciation	613,183,506
Gross depreciation	(17,051,827)
Net unrealized appreciation (depreciation)	$596,131,679
Undistributed long-term capital gain	158,876,828
Late year ordinary loss deferral	(3,693,002)
Total distributable earnings (loss)	$751,315,505
31

Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/23	Year ended 8/31/22
Class A	$51,623,165	$97,004,773
Class B	2,466,860	5,633,192
Class C	12,088,461	25,137,122
Class I	27,364,310	62,813,302
Class R1	882,693	1,457,279
Class R2	2,055,032	4,354,112
Class R3	4,485,667	9,789,520
Class R4	2,209,428	4,407,863
Class R6	19,080,311	39,153,210
Total	$122,255,927	$249,750,373
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2023, this management fee reduction amounted to $170,441, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.72% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $83,120 for the year ended August 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
32

Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,400,961
Class B	0.75%	0.25%	1.00%	1.00%	192,505
Class C	0.75%	0.25%	1.00%	1.00%	991,374
Class R1	0.75%	0.25%	1.00%	1.00%	79,491
Class R2	0.25%	0.25%	0.50%	0.50%	103,424
Class R3	—	0.25%	0.25%	0.25%	119,372
Total Distribution and Service Fees					$2,887,127
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2023, this rebate amounted to $95, $4, and $18 for Class A, Class B, and Class C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2023, were as follows:
Amount
Class A	$7,461
Class B	12,709
Class C	3,198
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2023, the fee was $228,329, which equated to 0.0174% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing
33

Notes to Financial Statements  - continued
costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,151,001.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.0154% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended August 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $2,389,418. The sales transactions resulted in net realized gains (losses) of $(775,062).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2023, this reimbursement amounted to $17,659, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $571,274,289 and $742,079,490, respectively.
34

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/23		Year ended 8/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,564,162	$70,141,503	1,539,626	$90,958,488
Class B	8,653	309,910	4,748	218,700
Class C	219,176	7,556,099	217,987	10,422,115
Class I	1,091,293	53,676,264	1,490,162	98,558,908
Class R1	65,744	2,319,126	66,023	3,082,736
Class R2	93,281	3,803,408	122,061	6,763,303
Class R3	283,342	12,971,380	248,869	14,433,290
Class R4	100,231	4,630,926	110,131	6,923,927
Class R6	1,011,824	50,667,739	945,092	61,311,730
	4,437,706	$206,076,355	4,744,699	$292,673,197
Shares issued to shareholders in reinvestment of distributions
Class A	1,291,127	$50,057,003	1,420,260	$94,362,044
Class B	81,038	2,440,061	103,866	5,554,746
Class C	386,365	11,594,810	451,349	24,074,933
Class I	577,895	24,872,602	788,615	57,442,721
Class R1	29,422	880,297	27,311	1,452,667
Class R2	57,431	2,052,015	69,869	4,325,571
Class R3	115,789	4,485,667	147,455	9,789,520
Class R4	45,901	1,904,879	54,585	3,847,149
Class R6	391,841	17,096,020	477,615	35,181,103
	2,976,809	$115,383,354	3,540,925	$236,030,454
Shares reacquired
Class A	(2,218,748)	$(96,058,383)	(2,494,973)	$(146,539,685)
Class B	(233,320)	(7,912,516)	(201,409)	(9,484,025)
Class C	(968,359)	(33,016,314)	(788,992)	(36,808,403)
Class I	(2,451,258)	(117,366,434)	(2,770,879)	(171,977,632)
Class R1	(38,274)	(1,328,502)	(59,294)	(2,698,719)
Class R2	(182,851)	(7,446,689)	(212,605)	(11,586,171)
Class R3	(390,506)	(17,425,123)	(615,081)	(37,075,724)
Class R4	(355,178)	(16,595,237)	(243,626)	(15,880,342)
Class R6	(1,713,995)	(86,291,013)	(1,779,282)	(118,720,885)
	(8,552,489)	$(383,440,211)	(9,166,141)	$(550,771,586)
35

Notes to Financial Statements  - continued
	Year ended 8/31/23		Year ended 8/31/22
	Shares	Amount	Shares	Amount
Net change
Class A	636,541	$24,140,123	464,913	$38,780,847
Class B	(143,629)	(5,162,545)	(92,795)	(3,710,579)
Class C	(362,818)	(13,865,405)	(119,656)	(2,311,355)
Class I	(782,070)	(38,817,568)	(492,102)	(15,976,003)
Class R1	56,892	1,870,921	34,040	1,836,684
Class R2	(32,139)	(1,591,266)	(20,675)	(497,297)
Class R3	8,625	31,924	(218,757)	(12,852,914)
Class R4	(209,046)	(10,059,432)	(78,910)	(5,109,266)
Class R6	(310,330)	(18,527,254)	(356,575)	(22,228,052)
	(1,137,974)	$(61,980,502)	(880,517)	$(22,067,935)
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2023, the fund’s commitment fee and interest expense were $6,424 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
36

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$55,247,779	$229,204,774	$249,261,000	$3,747	$2,328	$35,197,628

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,653,479	$—
37

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Technology Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
38

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 16, 2023
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
41

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
42

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Reinier Dobbelmann Matthew Sabel
43

Board Review of Investment Advisory Agreement
MFS Technology Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
44

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided
45

Board Review of Investment Advisory Agreement - continued
by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
46

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
47

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
48

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $139,969,000 as capital gain dividends paid during the fiscal year.
49

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
51

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2023
MFS®  U.S. Government Cash Reserve Fund
LMM-ANN

MFS® U.S. Government Cash Reserve Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure (u)
Composition including fixed income credit quality (a)(u)
A-1+	53.7%
A-1	46.4%
Other Assets Less Liabilities	(0.1)%
Maturity breakdown (u)
0 - 7 days	42.3%
8 - 29 days	26.6%
30 - 59 days	21.0%
60 - 89 days	10.2%
Other Assets Less Liabilities	(0.1)%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund did not hold unrated securities. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.
From time to time Other Assets Less Liabilities may be negative due to the timing of cash receipts and disbursements.
Percentages are based on net assets as of August 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

Performance Summary THROUGH 8/31/23
Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect the sponsor will provide financial support to the fund at any time. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Share Class	Inception	1-Year Total Return (without sales charge)	Current 7-day yield
A	9/07/93	3.83%	4.78%
B	12/29/86	3.83%	4.78%
C	4/01/96	3.83%	4.78%
I	9/18/18	3.83%	4.78%
R1	4/01/05	3.82%	4.78%
R2	4/01/05	3.82%	4.78%
R3	4/01/05	3.82%	4.78%
R4	4/01/05	3.83%	4.78%
R6	9/18/18	3.89%	4.94%

1-Year Total Return
B With CDSC (Declining over six years from 4% to 0%) (v)	(0.17)%
C With CDSC (1% for 12 months) (v)	2.83%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge. Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased.
(v)	Assuming redemption at the end of the applicable period.
Yields quoted are based on the latest seven days ended as of August 31, 2023, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.
2

Performance Summary  - continued
Notes to Performance Summary
Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.
3

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2023 through August 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
4

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/23	Ending Account Value 8/31/23	Expenses Paid During Period (p) 3/01/23-8/31/23
A	Actual	0.43%	$1,000.00	$1,022.35	$2.19
	Hypothetical (h)	0.43%	$1,000.00	$1,023.04	$2.19
B	Actual	0.43%	$1,000.00	$1,022.34	$2.19
	Hypothetical (h)	0.43%	$1,000.00	$1,023.04	$2.19
C	Actual	0.43%	$1,000.00	$1,022.34	$2.19
	Hypothetical (h)	0.43%	$1,000.00	$1,023.04	$2.19
I	Actual	0.44%	$1,000.00	$1,022.36	$2.24
	Hypothetical (h)	0.44%	$1,000.00	$1,022.99	$2.24
R1	Actual	0.43%	$1,000.00	$1,022.30	$2.19
	Hypothetical (h)	0.43%	$1,000.00	$1,023.04	$2.19
R2	Actual	0.43%	$1,000.00	$1,022.32	$2.19
	Hypothetical (h)	0.43%	$1,000.00	$1,023.04	$2.19
R3	Actual	0.44%	$1,000.00	$1,022.33	$2.24
	Hypothetical (h)	0.44%	$1,000.00	$1,022.99	$2.24
R4	Actual	0.43%	$1,000.00	$1,022.35	$2.19
	Hypothetical (h)	0.43%	$1,000.00	$1,023.04	$2.19
R6	Actual	0.37%	$1,000.00	$1,022.68	$1.89
	Hypothetical (h)	0.37%	$1,000.00	$1,023.34	$1.89
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
5

Portfolio of Investments
8/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
U.S. Government Agencies and Equivalents (y) – 85.1%
Fannie Mae, 5.25%, due 9/05/2023	$57,800,000	$57,766,733
Federal Farm Credit Bank, 5.32%, due 9/13/2023	21,700,000	21,662,025
Federal Home Loan Bank, 5.23%, due 9/19/2023	21,000,000	20,945,820
Federal Home Loan Bank, 5.31%, due 10/10/2023	28,500,000	28,338,215
Freddie Mac, 5.25%, due 9/05/2023	21,250,000	21,237,769
U.S. Treasury Bill, 5.33%, due 9/07/2023	51,500,000	51,454,895
U.S. Treasury Bill, 5.05%, due 9/12/2023	25,000,000	24,961,962
U.S. Treasury Bill, 4.82%, due 9/14/2023	22,250,000	22,211,839
U.S. Treasury Bill, 5.33%, due 9/26/2023	37,600,000	37,462,669
U.S. Treasury Bill, 5.29%, due 10/10/2023	72,700,000	72,288,921
U.S. Treasury Bill, 5.34%, due 11/09/2023	26,120,000	25,856,442
U.S. Treasury Bill, 5.36%, due 11/16/2023	23,200,000	22,941,054
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$407,128,344
Repurchase Agreements – 15.0%
BofA Securities, Inc. Repurchase Agreement, 5.27%, dated 8/31/2023, due 9/01/2023, total to be received $23,947,505 (secured by U.S. Treasury and/or U.S. Government Agency Securities valued at $24,431,104)	$23,944,000	$23,944,000
Fixed Income Clearing Corp-State Street Bank & Trust Co. Repurchase Agreement, 5.28%, dated 8/31/2023, due 9/01/2023, total to be received $23,947,512 (secured by U.S. Treasury and/or U.S. Government Agency Securities valued at $24,422,898)	23,944,000	23,944,000
JPMorgan Chase & Co. Repurchase Agreement, 5.28%, dated 8/31/2023, due 9/01/2023, total to be received $23,947,512 (secured by U.S. Treasury and/or U.S. Government Agency Securities valued at $24,426,537)	23,944,000	23,944,000
Total Repurchase Agreements, at Cost and Value		$71,832,000

Other Assets, Less Liabilities – (0.1)%		(252,688)
Net Assets – 100.0%		$478,707,656

(y)	The rate shown represents an annualized yield at time of purchase.
See Notes to Financial Statements
6

Financial Statements
Statement of Assets and Liabilities
At 8/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at cost and value	$407,128,344
Investments in unaffiliated repurchase agreements, at cost and value	71,832,000
Cash	758
Receivables for
Fund shares sold	498,207
Interest	10,529
Receivable from investment adviser and distributor	60,336
Other assets	528
Total assets	$479,530,702
Liabilities
Payables for
Distributions	$12,119
Fund shares reacquired	669,274
Payable to affiliates
Administrative services fee	431
Shareholder servicing costs	67,632
Payable for independent Trustees' compensation	3,172
Accrued expenses and other liabilities	70,418
Total liabilities	$823,046
Net assets	$478,707,656
Net assets consist of
Paid-in capital	$478,716,945
Total distributable earnings (loss)	(9,289)
Net assets	$478,707,656
Shares of beneficial interest outstanding	478,942,464
7

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share
Class A	$161,676,900	161,756,289	$1.00
Class B	3,501,272	3,502,986	1.00
Class C	22,344,385	22,355,314	1.00
Class I	17,491,953	17,500,558	1.00
Class R1	6,817,690	6,821,015	1.00
Class R2	17,342,135	17,350,637	1.00
Class R3	19,628,289	19,637,953	1.00
Class R4	2,786,647	2,788,007	1.00
Class R6	227,118,385	227,229,705	1.00
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
8

Financial Statements
Statement of Operations
Year ended 8/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$20,478,967
Other	1,651
Total investment income	$20,480,618
Expenses
Management fee	$1,962,246
Distribution and service fees	1,006,811
Shareholder servicing costs	386,738
Administrative services fee	81,854
Independent Trustees' compensation	10,356
Custodian fee	24,267
Shareholder communications	12,503
Audit and tax fees	46,296
Legal fees	4,192
Miscellaneous	203,641
Total expenses	$3,738,904
Reduction of expenses by investment adviser and distributor	(1,767,192)
Net expenses	$1,971,712
Net investment income (loss)	$18,508,906
Change in net assets from operations	$18,508,906
See Notes to Financial Statements
9

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/23	8/31/22
Change in net assets
From operations
Net investment income (loss)	$18,508,906	$1,411,816
Net realized gain (loss)	—	(4,685)
Change in net assets from operations	$18,508,906	$1,407,131
Total distributions to shareholders	$(18,508,906)	$(1,446,753)
Change in net assets from fund share transactions	$(29,311,697)	$242,804,440
Total change in net assets	$(29,311,697)	$242,764,818
Net assets
At beginning of period	508,019,353	265,254,535
At end of period	$478,707,656	$508,019,353
See Notes to Financial Statements
10

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.00(w)	$0.00	$0.00(w)	$0.02
Net realized and unrealized gain (loss)	—	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.04	$0.00(w)	$0.00(w)	$0.00(w)	$0.02
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
From net realized gain	—	(0.00)(w)	—	—	—
Total distributions declared to shareholders	$(0.04)	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	3.83	0.28	0.00	0.54	1.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.83	0.91	0.91	0.96	0.98
Expenses after expense reductions	0.43	0.21	0.05	0.44	0.72
Net investment income (loss)	3.74	0.33	0.00	0.44	1.57
Net assets at end of period (000 omitted)	$161,677	$173,514	$128,482	$140,426	$99,511
See Notes to Financial Statements
11

Financial Highlights – continued
Class B	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.00(w)	$0.00	$0.00(w)	$0.02
Net realized and unrealized gain (loss)	—	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.04	$0.00(w)	$0.00(w)	$0.00(w)	$0.02
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
From net realized gain	—	(0.00)(w)	—	—	—
Total distributions declared to shareholders	$(0.04)	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	3.83	0.28	0.00	0.54	1.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.58	1.66	1.66	1.71	1.73
Expenses after expense reductions	0.43	0.18	0.05	0.47	0.72
Net investment income (loss)	3.68	0.25	0.00	0.49	1.57
Net assets at end of period (000 omitted)	$3,501	$5,194	$6,792	$9,528	$8,977

Class C	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.00(w)	$0.00	$0.00(w)	$0.02
Net realized and unrealized gain (loss)	—	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.04	$0.00(w)	$0.00(w)	$0.00(w)	$0.02
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
From net realized gain	—	(0.00)(w)	—	—	—
Total distributions declared to shareholders	$(0.04)	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	3.83	0.28	0.00	0.54	1.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.58	1.66	1.66	1.71	1.73
Expenses after expense reductions	0.43	0.25	0.05	0.40	0.72
Net investment income (loss)	3.56	0.40	0.00	0.37	1.57
Net assets at end of period (000 omitted)	$22,344	$43,674	$23,748	$34,508	$19,438
See Notes to Financial Statements
12

Financial Highlights – continued
Class I	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19(i)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.00(w)	$0.00	$0.00(w)	$0.02
Net realized and unrealized gain (loss)	—	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.04	$0.00(w)	$0.00(w)	$0.00(w)	$0.02
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
From net realized gain	—	(0.00)(w)	—	—	—
Total distributions declared to shareholders	$(0.04)	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	3.83	0.28	0.00	0.54	1.52(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.58	0.66	0.65	0.69	0.73(a)
Expenses after expense reductions	0.43	0.20	0.05	0.23	0.72(a)
Net investment income (loss)	3.75	0.29	0.00	0.06	1.60(a)
Net assets at end of period (000 omitted)	$17,492	$17,382	$12,819	$9,797	$56

Class R1	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.00(w)	$0.00	$0.00(w)	$0.02
Net realized and unrealized gain (loss)	—	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.04	$0.00(w)	$0.00(w)	$0.00(w)	$0.02
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
From net realized gain	—	(0.00)(w)	—	—	—
Total distributions declared to shareholders	$(0.04)	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	3.82	0.28	0.00	0.54	1.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.58	1.66	1.65	1.71	1.73
Expenses after expense reductions	0.43	0.19	0.05	0.47	0.72
Net investment income (loss)	3.70	0.27	0.00	0.48	1.57
Net assets at end of period (000 omitted)	$6,818	$9,298	$8,761	$9,209	$7,610
See Notes to Financial Statements
13

Financial Highlights – continued
Class R2	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.00(w)	$0.00	$0.01	$0.02
Net realized and unrealized gain (loss)	—	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.04	$0.00(w)	$0.00(w)	$0.01	$0.02
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.00)(w)	$—	$(0.01)	$(0.02)
From net realized gain	—	(0.00)(w)	—	—	—
Total distributions declared to shareholders	$(0.04)	$(0.00)(w)	$—	$(0.01)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	3.82	0.28	0.00	0.54	1.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.08	1.16	1.16	1.21	1.23
Expenses after expense reductions	0.43	0.19	0.05	0.48	0.72
Net investment income (loss)	3.67	0.26	0.00	0.51	1.57
Net assets at end of period (000 omitted)	$17,342	$23,726	$26,432	$33,676	$31,672

Class R3	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.00(w)	$0.00	$0.00(w)	$0.02
Net realized and unrealized gain (loss)	—	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.04	$0.00(w)	$0.00(w)	$0.00(w)	$0.02
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
From net realized gain	—	(0.00)(w)	—	—	—
Total distributions declared to shareholders	$(0.04)	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	3.82	0.28	0.00	0.54	1.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.83	0.91	0.90	0.96	0.98
Expenses after expense reductions	0.43	0.19	0.05	0.44	0.72
Net investment income (loss)	3.74	0.29	0.00	0.44	1.55
Net assets at end of period (000 omitted)	$19,628	$21,166	$21,266	$24,536	$16,471
See Notes to Financial Statements
14

Financial Highlights – continued
Class R4	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.00(w)	$0.00	$0.01	$0.02
Net realized and unrealized gain (loss)	—	(0.00)(w)	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.04	$0.00(w)	$0.00(w)	$0.01	$0.02
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.00)(w)	$—	$(0.01)	$(0.02)
From net realized gain	—	(0.00)(w)	—	—	—
Total distributions declared to shareholders	$(0.04)	$(0.00)(w)	$—	$(0.01)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	3.83	0.28	0.00	0.54	1.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.58	0.66	0.65	0.71	0.73
Expenses after expense reductions	0.43	0.19	0.05	0.49	0.72
Net investment income (loss)	3.77	0.27	0.00	0.54	1.57
Net assets at end of period (000 omitted)	$2,787	$2,684	$2,676	$2,709	$2,676

Class R6	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19(i)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.01	$0.00	$0.00(w)	$0.02
Net realized and unrealized gain (loss)	—	(0.01)	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.04	$0.00(w)	$0.00(w)	$0.00(w)	$0.02
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
From net realized gain	—	(0.00)(w)	—	—	—
Total distributions declared to shareholders	$(0.04)	$(0.00)(w)	$—	$(0.00)(w)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	3.89	0.30	0.00	0.58	1.58(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.53	0.56	0.59	0.65	0.66(a)
Expenses after expense reductions	0.37	0.37	0.05	0.42	0.65(a)
Net investment income (loss)	3.85	0.99	0.00	0.46	1.65(a)
Net assets at end of period (000 omitted)	$227,118	$211,381	$113	$113	$54

See Notes to Financial Statements
15

Financial Highlights – continued
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(i)	For Class I and Class R6, the period is from the class inception, September 18, 2018, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
See Notes to Financial Statements
16

Notes to Financial Statements
(1) Business and Organization
MFS U.S. Government Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund’s Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund’s adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for debt instruments. Debt instruments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.
17

Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$478,960,344	$—	$478,960,344
For further information regarding security characteristics, see the Portfolio of Investments.
Repurchase Agreements - The fund enters into bilateral repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties, some of which may be novated to the clearing agency, Fixed Income Clearing Corporation (FICC). Each repurchase agreement is recorded at cost. For both bilateral and cleared repurchase agreements, the fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. On a daily basis, the fund monitors the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. In the event of default, the settlement of a cleared repurchase agreement is guaranteed by FICC. Upon an event of default on a bilateral repurchase agreement, the non-defaulting party may close out all transactions traded under a Master Repurchase Agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. At August 31, 2023, the fund had investments in repurchase agreements with a gross value of $71,832,000 in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
18

Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
During the year ended August 31, 2023, there were no significant adjustments due to differences between book and tax accounting.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/23	Year ended 8/31/22
Ordinary income (including any short-term capital gains)	$18,508,906	$1,446,753
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/23
Cost of investments	$478,960,344
Undistributed ordinary income	10,793
Capital loss carryforwards	(4,685)
Other temporary differences	(15,397)
Total distributable earnings (loss)	$(9,289)
As of August 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(4,685)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all
19

Notes to Financial Statements  - continued
Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/23	Year ended 8/31/22
Class A	$6,583,697	$486,267
Class B	162,141	15,213
Class C	1,035,237	122,442
Class I	622,554	43,743
Class R1	319,569	26,149
Class R2	729,550	67,713
Class R3	690,748	55,479
Class R4	102,789	7,536
Class R6	8,262,621	616,716
Class 529A	—	4,756
Class 529B	—	19
Class 529C	—	720
Total	$18,508,906	$1,446,753
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2023, this management fee reduction amounted to $63,730, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.37%
20

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2024. For the year ended August 31, 2023, this reduction amounted to $696,651, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD.  MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.00%	$ 440,239
Class B	0.75%	0.25%	1.00%	0.00%	44,094
Class C	0.75%	0.25%	1.00%	0.00%	290,650
Class R1	0.75%	0.25%	1.00%	0.00%	86,416
Class R2	0.25%	0.25%	0.50%	0.00%	99,284
Class R3	—	0.25%	0.25%	0.00%	46,128
Total Distribution and Service Fees					$1,006,811
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2023 based on each class's average daily net assets. MFD has agreed in writing to waive any distribution and/or service fees for Class A, Class B, Class C, Class R1, Class R2, and Class R3 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2024. These reductions, for the year ended August 31, 2023, for Class A, Class B, Class C, Class R1, Class R2, and Class R3 shares, amounted to $440,239, $44,094, $290,650, $86,416, $99,284, and $46,128, respectively, and are included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares acquired through an exchange may be subject to a contingent deferred sales charge (CDSC) upon redemption depending on when the shares exchanged were originally purchased. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to
21

Notes to Financial Statements  - continued
a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2023, were as follows:
Amount
Class A	$42,465
Class B	6,820
Class C	4,666
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2023, the fee was $149,583, which equated to 0.0305% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $237,155.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.0167% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees.  As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $271 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2023. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,158 at August 31, 2023, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities. The deferred retirement benefits compensation fee is accrued daily and paid monthly.
On August 3, 2022, MFS redeemed 51,120 shares of Class R6 for an aggregate amount of $51,120.
22

Notes to Financial Statements  - continued
At August 31, 2023, MFS held 100% of the outstanding shares of Class R4.
(4) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:
	Year ended 8/31/23	Year ended 8/31/22
Shares sold
Class A	108,710,224	123,951,695
Class B	1,303,534	2,804,827
Class C	14,199,535	40,945,876
Class I	8,642,718	11,094,678
Class R1	1,604,037	5,278,718
Class R2	4,229,786	6,705,215
Class R3	7,598,397	10,309,753
Class R6	57,435,889	236,309,535
Class 529A	—	15,058,151
Class 529B	—	27,133
Class 529C	—	825,851
	203,724,120	453,311,432
Shares issued to shareholders in reinvestment of distributions
Class A	6,463,828	471,125
Class B	157,188	14,689
Class C	1,009,707	121,554
Class I	615,814	43,511
Class R1	319,569	26,150
Class R2	728,922	67,713
Class R3	690,468	55,478
Class R4	102,788	7,536
Class R6	8,170,377	616,716
Class 529A	—	3,968
Class 529B	—	19
Class 529C	—	719
	18,258,661	1,429,178
23

Notes to Financial Statements  - continued
	Year ended 8/31/23	Year ended 8/31/22
Shares reacquired
Class A	(127,012,391)	(79,405,284)
Class B	(3,154,476)	(4,420,196)
Class C	(36,548,215)	(21,138,653)
Class I	(9,147,729)	(6,577,364)
Class R1	(4,404,972)	(4,770,376)
Class R2	(11,344,876)	(9,487,735)
Class R3	(9,826,584)	(10,471,625)
Class R6	(49,855,234)	(25,560,214)
Class 529A	—	(43,002,145)
Class 529B	—	(209,387)
Class 529C	—	(6,893,191)
	(251,294,477)	(211,936,170)
Net change
Class A	(11,838,339)	45,017,536
Class B	(1,693,754)	(1,600,680)
Class C	(21,338,973)	19,928,777
Class I	110,803	4,560,825
Class R1	(2,481,366)	534,492
Class R2	(6,386,168)	(2,714,807)
Class R3	(1,537,719)	(106,394)
Class R4	102,788	7,536
Class R6	15,751,032	211,366,037
Class 529A	—	(27,940,026)
Class 529B	—	(182,235)
Class 529C	—	(6,066,621)
	(29,311,696)	242,804,440
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022. Effective at the close of business on May 29, 2020, the fund was closed to all purchases subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
24

Notes to Financial Statements  - continued
(5) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2023, the fund’s commitment fee and interest expense were $2,628 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
25

Report of Independent Registered Public Accounting Firm
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Cash Reserve Fund (the “Fund”), including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
26

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 16, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
27

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
28

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
29

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
30

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
31

Board Review of Investment Advisory Agreement
MFS U.S. Government Cash Reserve Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
32

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over the one- and three year periods ended December 31, 2022. The total return performance of the Fund’s Class I shares was in the 4th quintile relative to the other funds in the universe for each of the one- and three-year periods (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund began offering Class I shares on September 18, 2018; therefore, no performance data for Class I shares for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the one- and three-year periods, and MFS’ voluntary waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during certain periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that
33

Board Review of Investment Advisory Agreement - continued
were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
34

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
35

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Portfolio Holdings Information
The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can also access the fund’s portfolio holdings as of each month end and the fund’s Form N-MFP reports at  mfs.com/openendfunds after choosing “Click here for access to Money Market fund reports”.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
36

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
37

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
38

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2023
MFS®  Value Fund
EIF-ANN

MFS® Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
JPMorgan Chase & Co.	4.1%
Comcast Corp., “A”	2.9%
ConocoPhillips	2.8%
Cigna Corp.	2.8%
Marsh & McLennan Cos., Inc.	2.7%
Aon PLC	2.6%
Johnson & Johnson	2.4%
Progressive Corp.	2.4%
Lowe’s Cos., Inc.	2.3%
Texas Instruments, Inc.	2.3%
GICS equity sectors (g)
Financials	24.4%
Health Care	16.5%
Industrials	15.5%
Information Technology	8.5%
Consumer Staples	7.9%
Utilities	7.7%
Energy	5.5%
Communication Services	3.9%
Materials	3.7%
Consumer Discretionary	3.7%
Real Estate	2.2%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

Management Review
Summary of Results
For the twelve months ended August 31, 2023, Class A shares of the MFS Value Fund (fund) provided a total return of 6.90%, at net asset value. This compares with a return of 8.59% for the fund’s benchmark, the Russell 1000® Value Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth, although those effects have been limited thus far. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as focus turned to the country’s highly-indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Russell 1000® Value Index, stock selection and an overweight position in the utilities sector detracted from the fund’s performance led by its overweight positions in energy products and services supplier Dominion Energy, power & natural gas distributor Duke Energy and retail electric services provider Southern Company. The share price of Dominion Energy fell following the announcement of an in-depth strategic review of the company’s businesses that appeared to have negatively affected investors’ sentiment.
2

Management Review - continued
Security selection within both the industrials and consumer staples sectors also held back the fund’s relative returns. Within the industrials sector, not owning shares of diversified industrial conglomerate General  Electric, and an overweight position in global security company Northrop Grumman, dampened relative results. The share price of General Electric appreciated on the back of strong organic revenue growth, particularly driven by strength in its Renewables and Aviation divisions, which experienced solid order growth and a favorable sales outlook. Within the consumer staples sector, the fund’s overweight position in retail giant Target further weakened relative performance.
Elsewhere, not owning shares of social networking service provider Meta Platforms and insurance and investment firm Berkshire Hathaway hurt relative results. The share price of Meta Platforms appreciated as the company reported solid revenue growth and implemented robust cost controls, such as job restructuring and property consolidation. Additionally, stronger-than-anticipated user engagement across its applications further supported Meta Platform’s overall financial results. The fund’s overweight positions in pharmaceutical giant Pfizer and securities exchange services provider NASDAQ further detracted from relative performance.
Contributors to Performance
Favorable stock selection within the financials sector contributed to relative performance, led by the fund’s overweight positions in global financial services firm JPMorgan Chase and risk and consultancy services provider Marsh & McLennan. The share price of JPMorgan Chase advanced due to a stronger-than-expected recovery of asset management and global private banking revenues.
An underweight position in the real estate sector also aided relative results. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative contributors over the reporting period.
Security selection within the consumer discretionary sector also helped relative performance, driven by the fund’s holdings of hotel operator Marriott International(b). The share price of Marriott International benefited from higher-than-anticipated fee income and strong capital returns that reflected off-the-charts international lodging demand.
Stocks in other sectors that supported relative performance included the fund’s overweight positions in diversified industrial manufacturer Eaton, cable services provider Comcast, specialty materials, chemicals and agricultural products developer DuPont de Nemours and industrial products and equipment manufacturer Illinois Tool Works. The share price of Eaton benefited from higher-than-expected operating revenue in the Americas region, driven by a robust backlog of electrical orders and power grid improvement projects. Additionally, the fund’s position in semiconductor industry services provider KLA(b), and not owning shares of poor-performing diversified entertainment company Walt Disney and drugstore retailer CVS Health, further bolstered relative performance.
3

Management Review - continued
Respectfully,
Portfolio Manager(s)
Katherine Cannan and Nevin Chitkara
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 8/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
5

Performance Summary  - continued
Total Returns through 8/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/96	6.90%	7.44%	9.28%
B	11/04/97	6.07%	6.63%	8.46%
C	11/05/97	6.11%	6.64%	8.46%
I	1/02/97	7.15%	7.71%	9.55%
R1	4/01/05	6.08%	6.63%	8.46%
R2	10/31/03	6.62%	7.17%	9.00%
R3	4/01/05	6.89%	7.44%	9.27%
R4	4/01/05	7.16%	7.71%	9.55%
R6	5/01/06	7.28%	7.82%	9.67%
Comparative benchmark(s)
Russell 1000® Value Index (f)	8.59%	7.11%	9.15%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	0.76%	6.18%	8.63%
B With CDSC (Declining over six years from 4% to 0%) (v)	2.09%	6.32%	8.46%
C With CDSC (1% for 12 months) (v)	5.11%	6.64%	8.46%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 1000® Value Index(h) – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
6

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2023 through August 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/23	Ending Account Value 8/31/23	Expenses Paid During Period (p) 3/01/23-8/31/23
A	Actual	0.79%	$1,000.00	$1,034.79	$4.05
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
B	Actual	1.54%	$1,000.00	$1,030.77	$7.88
	Hypothetical (h)	1.54%	$1,000.00	$1,017.44	$7.83
C	Actual	1.54%	$1,000.00	$1,030.85	$7.88
	Hypothetical (h)	1.54%	$1,000.00	$1,017.44	$7.83
I	Actual	0.54%	$1,000.00	$1,035.96	$2.77
	Hypothetical (h)	0.54%	$1,000.00	$1,022.48	$2.75
R1	Actual	1.54%	$1,000.00	$1,030.85	$7.88
	Hypothetical (h)	1.54%	$1,000.00	$1,017.44	$7.83
R2	Actual	1.04%	$1,000.00	$1,033.34	$5.33
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
R3	Actual	0.79%	$1,000.00	$1,034.54	$4.05
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
R4	Actual	0.54%	$1,000.00	$1,036.00	$2.77
	Hypothetical (h)	0.54%	$1,000.00	$1,022.48	$2.75
R6	Actual	0.44%	$1,000.00	$1,036.50	$2.26
	Hypothetical (h)	0.44%	$1,000.00	$1,022.99	$2.24
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
8/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.5%
Aerospace & Defense – 6.3%
General Dynamics Corp.	4,433,195	$1,004,739,315
Honeywell International, Inc.	5,422,788	1,019,158,777
Northrop Grumman Corp.	2,886,421	1,250,080,071
RTX Corp.	3,864,361	332,489,620
		$3,606,467,783
Alcoholic Beverages – 1.6%
Diageo PLC	21,569,102	$886,244,996
Brokerage & Asset Managers – 4.3%
BlackRock, Inc.	864,842	$605,856,415
Citigroup, Inc.	15,336,314	633,236,405
KKR & Co., Inc.	6,283,835	394,687,676
NASDAQ, Inc.	15,414,666	808,961,672
		$2,442,742,168
Business Services – 3.2%
Accenture PLC, “A”	3,762,761	$1,218,269,129
Equifax, Inc.	2,854,786	590,084,266
		$1,808,353,395
Cable TV – 3.9%
Charter Communications, Inc., “A” (a)	1,367,465	$599,113,766
Comcast Corp., “A”	35,036,800	1,638,320,768
		$2,237,434,534
Chemicals – 0.8%
PPG Industries, Inc.	3,060,384	$433,840,036
Construction – 1.3%
Otis Worldwide Corp.	2,280,489	$195,095,834
Sherwin-Williams Co.	1,998,147	542,936,503
		$738,032,337
Consumer Products – 2.3%
Kenvue, Inc.	25,157,461	$579,879,474
Kimberly-Clark Corp.	3,609,334	464,990,499
Reckitt Benckiser Group PLC	3,670,784	265,151,368
		$1,310,021,341
Electrical Equipment – 0.7%
Johnson Controls International PLC	6,860,412	$405,175,933
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 6.3%
Analog Devices, Inc.	4,154,610	$755,225,006
KLA Corp.	1,812,459	909,618,798
NXP Semiconductors N.V.	3,162,715	650,633,730
Texas Instruments, Inc.	7,757,090	1,303,656,545
		$3,619,134,079
Energy - Independent – 5.5%
ConocoPhillips	13,649,007	$1,624,641,303
EOG Resources, Inc.	4,488,043	577,252,091
Pioneer Natural Resources Co.	3,996,230	950,823,004
		$3,152,716,398
Food & Beverages – 2.9%
Archer Daniels Midland Co.	2,256,889	$178,971,298
Nestle S.A.	8,003,501	964,026,158
PepsiCo, Inc.	2,958,071	526,299,992
		$1,669,297,448
Gaming & Lodging – 1.4%
Marriott International, Inc., “A”	3,907,885	$795,293,676
Health Maintenance Organizations – 2.8%
Cigna Group	5,761,121	$1,591,567,287
Insurance – 11.1%
Aon PLC	4,501,108	$1,500,624,396
Chubb Ltd.	5,669,445	1,138,821,417
Marsh & McLennan Cos., Inc.	7,863,246	1,533,254,338
Progressive Corp.	10,154,250	1,355,287,747
Travelers Cos., Inc.	5,193,403	837,332,366
		$6,365,320,264
Machinery & Tools – 4.5%
Eaton Corp. PLC	3,992,063	$919,651,553
Illinois Tool Works, Inc.	3,262,427	806,961,319
PACCAR, Inc.	4,205,736	346,090,016
Trane Technologies PLC	2,325,340	477,299,288
		$2,550,002,176
Major Banks – 6.9%
JPMorgan Chase & Co.	16,077,468	$2,352,615,892
Morgan Stanley	12,117,292	1,031,787,414
PNC Financial Services Group, Inc.	4,387,394	529,690,078
		$3,914,093,384
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 2.1%
McKesson Corp.	2,955,071	$1,218,434,875
Medical Equipment – 4.8%
Abbott Laboratories	6,556,721	$674,686,591
Boston Scientific Corp. (a)	9,065,111	488,972,087
Danaher Corp.	1,129,435	299,300,275
Medtronic PLC	6,001,011	489,082,397
Thermo Fisher Scientific, Inc.	1,445,723	805,412,283
		$2,757,453,633
Other Banks & Diversified Financials – 2.2%
American Express Co.	6,417,813	$1,013,950,276
Truist Financial Corp.	6,972,593	213,012,716
		$1,226,962,992
Pharmaceuticals – 6.7%
AbbVie, Inc.	2,647,740	$389,111,870
Johnson & Johnson	8,610,262	1,392,107,160
Merck & Co., Inc.	7,280,802	793,461,802
Pfizer, Inc.	29,987,529	1,060,958,776
Roche Holding AG	651,782	192,063,004
		$3,827,702,612
Railroad & Shipping – 2.6%
Canadian National Railway Co.	2,916,884	$328,470,307
Union Pacific Corp.	5,319,581	1,173,339,981
		$1,501,810,288
Real Estate – 2.2%
Prologis, Inc., REIT	8,537,734	$1,060,386,563
Public Storage, Inc., REIT	753,957	208,378,635
		$1,268,765,198
Specialty Chemicals – 2.0%
Corteva, Inc.	5,003,219	$252,712,591
DuPont de Nemours, Inc.	11,497,529	884,045,005
		$1,136,757,596
Specialty Stores – 3.5%
Lowe's Cos., Inc.	5,681,681	$1,309,513,837
Target Corp.	5,291,327	669,617,432
		$1,979,131,269
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 7.6%
American Electric Power Co., Inc.	3,554,269	$278,654,690
Dominion Energy, Inc.	15,243,611	739,924,878
Duke Energy Corp.	11,318,483	1,005,081,290
Exelon Corp.	11,843,940	475,178,873
PG&E Corp. (a)	21,696,392	353,651,190
Southern Co.	15,448,329	1,046,315,323
Xcel Energy, Inc.	8,159,665	466,161,661
		$4,364,967,905
Total Common Stocks (Identified Cost, $33,116,978,315)		$56,807,723,603
Investment Companies (h) – 0.3%
Money Market Funds – 0.3%
MFS Institutional Money Market Portfolio, 5.3% (v) (Identified Cost, $160,082,948)	160,082,865	$160,098,874

Other Assets, Less Liabilities – 0.2%		128,600,600
Net Assets – 100.0%		$57,096,423,077

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $160,098,874 and $56,807,723,603, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
13

Financial Statements
Statement of Assets and Liabilities
At 8/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $33,116,978,315)	$56,807,723,603
Investments in affiliated issuers, at value (identified cost, $160,082,948)	160,098,874
Receivables for
Fund shares sold	36,108,570
Interest and dividends	168,884,996
Other assets	39,785
Total assets	$57,172,855,828
Liabilities
Payable to custodian	$1,070
Payables for
Fund shares reacquired	58,466,104
Payable to affiliates
Investment adviser	1,339,072
Administrative services fee	3,390
Shareholder servicing costs	14,813,624
Distribution and service fees	177,390
Payable for independent Trustees' compensation	2,058
Accrued expenses and other liabilities	1,630,043
Total liabilities	$76,432,751
Net assets	$57,096,423,077
Net assets consist of
Paid-in capital	$30,697,560,267
Total distributable earnings (loss)	26,398,862,810
Net assets	$57,096,423,077
Shares of beneficial interest outstanding	1,181,495,470
14

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$7,661,571,558	158,932,471	$48.21
Class B	26,010,790	541,386	48.04
Class C	476,461,407	10,014,554	47.58
Class I	24,247,677,138	499,546,435	48.54
Class R1	13,878,065	294,640	47.10
Class R2	298,178,132	6,261,267	47.62
Class R3	2,553,120,708	53,218,652	47.97
Class R4	1,803,819,652	37,417,554	48.21
Class R6	20,015,705,627	415,268,511	48.20

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $51.15 [100 / 94.25 x $48.21]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
15

Financial Statements
Statement of Operations
Year ended 8/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$1,413,959,187
Dividends from affiliated issuers	12,110,074
Income on securities loaned	1,150,598
Other	417,940
Interest	148,584
Foreign taxes withheld	(5,608,280)
Total investment income	$1,422,178,103
Expenses
Management fee	$252,309,945
Distribution and service fees	33,149,099
Shareholder servicing costs	40,542,980
Administrative services fee	630,833
Independent Trustees' compensation	157,594
Custodian fee	555,113
Shareholder communications	2,010,263
Audit and tax fees	63,288
Legal fees	312,850
Miscellaneous	2,000,259
Total expenses	$331,732,224
Reduction of expenses by investment adviser and distributor	(7,487,244)
Net expenses	$324,244,980
Net investment income (loss)	$1,097,933,123
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$3,510,363,716
Affiliated issuers	8,542
Foreign currency	(58,758)
Net realized gain (loss)	$3,510,313,500
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(627,528,741)
Affiliated issuers	(5,023)
Translation of assets and liabilities in foreign currencies	1,905,909
Net unrealized gain (loss)	$(625,627,855)
Net realized and unrealized gain (loss)	$2,884,685,645
Change in net assets from operations	$3,982,618,768
See Notes to Financial Statements
16

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/23	8/31/22
Change in net assets
From operations
Net investment income (loss)	$1,097,933,123	$1,003,732,902
Net realized gain (loss)	3,510,313,500	3,270,780,892
Net unrealized gain (loss)	(625,627,855)	(8,339,275,510)
Change in net assets from operations	$3,982,618,768	$(4,064,761,716)
Total distributions to shareholders	$(4,195,325,497)	$(2,296,655,204)
Change in net assets from fund share transactions	$(1,092,875,927)	$(729,015,117)
Total change in net assets	$(1,305,582,656)	$(7,090,432,037)
Net assets
At beginning of period	58,402,005,733	65,492,437,770
At end of period	$57,096,423,077	$58,402,005,733
See Notes to Financial Statements
17

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$48.43	$53.60	$41.31	$41.31	$40.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.80	$0.70	$0.59	$0.63	$0.79
Net realized and unrealized gain (loss)	2.43	(4.12)	12.77	0.57	1.03
Total from investment operations	$3.23	$(3.42)	$13.36	$1.20	$1.82
Less distributions declared to shareholders
From net investment income	$(0.76)	$(0.69)	$(0.60)	$(0.65)	$(0.79)
From net realized gain	(2.69)	(1.06)	(0.47)	(0.55)	(0.54)
Total distributions declared to shareholders	$(3.45)	$(1.75)	$(1.07)	$(1.20)	$(1.33)
Net asset value, end of period (x)	$48.21	$48.43	$53.60	$41.31	$41.31
Total return (%) (r)(s)(t)(x)	6.90	(6.59)	32.85	2.93	4.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.80	0.81	0.80	0.83	0.83
Expenses after expense reductions	0.79	0.79	0.79	0.82	0.82
Net investment income (loss)	1.67	1.36	1.25	1.56	2.00
Portfolio turnover	12	12	8	16	11
Net assets at end of period (000 omitted)	$7,661,572	$7,741,830	$8,523,158	$6,460,837	$6,520,132
See Notes to Financial Statements
18

Financial Highlights – continued
Class B	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$48.25	$53.38	$41.12	$41.09	$40.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.44	$0.30	$0.23	$0.32	$0.49
Net realized and unrealized gain (loss)	2.42	(4.08)	12.74	0.58	1.03
Total from investment operations	$2.86	$(3.78)	$12.97	$0.90	$1.52
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.29)	$(0.24)	$(0.32)	$(0.48)
From net realized gain	(2.69)	(1.06)	(0.47)	(0.55)	(0.54)
Total distributions declared to shareholders	$(3.07)	$(1.35)	$(0.71)	$(0.87)	$(1.02)
Net asset value, end of period (x)	$48.04	$48.25	$53.38	$41.12	$41.09
Total return (%) (r)(s)(t)(x)	6.07	(7.29)	31.87	2.15	4.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.55	1.56	1.55	1.58	1.58
Expenses after expense reductions	1.54	1.54	1.54	1.56	1.57
Net investment income (loss)	0.92	0.59	0.50	0.79	1.24
Portfolio turnover	12	12	8	16	11
Net assets at end of period (000 omitted)	$26,011	$35,955	$52,833	$55,897	$84,737

Class C	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$47.82	$52.94	$40.80	$40.80	$40.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.30	$0.23	$0.32	$0.49
Net realized and unrealized gain (loss)	2.42	(4.05)	12.63	0.56	1.03
Total from investment operations	$2.85	$(3.75)	$12.86	$0.88	$1.52
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.31)	$(0.25)	$(0.33)	$(0.49)
From net realized gain	(2.69)	(1.06)	(0.47)	(0.55)	(0.54)
Total distributions declared to shareholders	$(3.09)	$(1.37)	$(0.72)	$(0.88)	$(1.03)
Net asset value, end of period (x)	$47.58	$47.82	$52.94	$40.80	$40.80
Total return (%) (r)(s)(t)(x)	6.11	(7.29)	31.86	2.14	4.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.55	1.56	1.55	1.58	1.58
Expenses after expense reductions	1.54	1.54	1.54	1.57	1.57
Net investment income (loss)	0.92	0.60	0.50	0.80	1.24
Portfolio turnover	12	12	8	16	11
Net assets at end of period (000 omitted)	$476,461	$562,575	$686,442	$650,697	$881,020
See Notes to Financial Statements
19

Financial Highlights – continued
Class I	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$48.75	$53.94	$41.56	$41.56	$41.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.93	$0.83	$0.71	$0.74	$0.90
Net realized and unrealized gain (loss)	2.44	(4.14)	12.85	0.56	1.02
Total from investment operations	$3.37	$(3.31)	$13.56	$1.30	$1.92
Less distributions declared to shareholders
From net investment income	$(0.89)	$(0.82)	$(0.71)	$(0.75)	$(0.88)
From net realized gain	(2.69)	(1.06)	(0.47)	(0.55)	(0.54)
Total distributions declared to shareholders	$(3.58)	$(1.88)	$(1.18)	$(1.30)	$(1.42)
Net asset value, end of period (x)	$48.54	$48.75	$53.94	$41.56	$41.56
Total return (%) (r)(s)(t)(x)	7.15	(6.36)	33.20	3.18	5.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.55	0.56	0.55	0.58	0.58
Expenses after expense reductions	0.54	0.54	0.54	0.57	0.57
Net investment income (loss)	1.93	1.60	1.50	1.81	2.25
Portfolio turnover	12	12	8	16	11
Net assets at end of period (000 omitted)	$24,247,677	$24,634,555	$27,444,959	$21,027,882	$20,076,773
See Notes to Financial Statements
20

Financial Highlights – continued
Class R1	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$47.39	$52.47	$40.45	$40.47	$40.01
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.30	$0.23	$0.32	$0.48
Net realized and unrealized gain (loss)	2.38	(4.01)	12.52	0.55	1.02
Total from investment operations	$2.81	$(3.71)	$12.75	$0.87	$1.50
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.31)	$(0.26)	$(0.34)	$(0.50)
From net realized gain	(2.69)	(1.06)	(0.47)	(0.55)	(0.54)
Total distributions declared to shareholders	$(3.10)	$(1.37)	$(0.73)	$(0.89)	$(1.04)
Net asset value, end of period (x)	$47.10	$47.39	$52.47	$40.45	$40.47
Total return (%) (r)(s)(t)(x)	6.08	(7.28)	31.88	2.13	4.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.55	1.56	1.55	1.58	1.58
Expenses after expense reductions	1.54	1.54	1.54	1.57	1.57
Net investment income (loss)	0.92	0.60	0.50	0.80	1.24
Portfolio turnover	12	12	8	16	11
Net assets at end of period (000 omitted)	$13,878	$16,339	$20,580	$18,914	$21,820

Class R2	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$47.88	$53.01	$40.86	$40.87	$40.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.67	$0.56	$0.46	$0.52	$0.68
Net realized and unrealized gain (loss)	2.41	(4.07)	12.64	0.56	1.03
Total from investment operations	$3.08	$(3.51)	$13.10	$1.08	$1.71
Less distributions declared to shareholders
From net investment income	$(0.65)	$(0.56)	$(0.48)	$(0.54)	$(0.69)
From net realized gain	(2.69)	(1.06)	(0.47)	(0.55)	(0.54)
Total distributions declared to shareholders	$(3.34)	$(1.62)	$(0.95)	$(1.09)	$(1.23)
Net asset value, end of period (x)	$47.62	$47.88	$53.01	$40.86	$40.87
Total return (%) (r)(s)(t)(x)	6.62	(6.83)	32.53	2.66	4.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.05	1.06	1.05	1.08	1.08
Expenses after expense reductions	1.04	1.04	1.04	1.07	1.07
Net investment income (loss)	1.42	1.10	1.00	1.30	1.73
Portfolio turnover	12	12	8	16	11
Net assets at end of period (000 omitted)	$298,178	$323,438	$409,939	$359,598	$437,221
See Notes to Financial Statements
21

Financial Highlights – continued
Class R3	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$48.22	$53.37	$41.14	$41.15	$40.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.80	$0.69	$0.59	$0.63	$0.79
Net realized and unrealized gain (loss)	2.41	(4.08)	12.71	0.56	1.03
Total from investment operations	$3.21	$(3.39)	$13.30	$1.19	$1.82
Less distributions declared to shareholders
From net investment income	$(0.77)	$(0.70)	$(0.60)	$(0.65)	$(0.79)
From net realized gain	(2.69)	(1.06)	(0.47)	(0.55)	(0.54)
Total distributions declared to shareholders	$(3.46)	$(1.76)	$(1.07)	$(1.20)	$(1.33)
Net asset value, end of period (x)	$47.97	$48.22	$53.37	$41.14	$41.15
Total return (%) (r)(s)(t)(x)	6.87	(6.58)	32.85	2.92	4.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.80	0.81	0.80	0.83	0.83
Expenses after expense reductions	0.79	0.79	0.79	0.82	0.82
Net investment income (loss)	1.67	1.35	1.25	1.56	1.99
Portfolio turnover	12	12	8	16	11
Net assets at end of period (000 omitted)	$2,553,121	$2,479,059	$2,774,355	$2,036,093	$2,096,743
See Notes to Financial Statements
22

Financial Highlights – continued
Class R4	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$48.44	$53.61	$41.31	$41.32	$40.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.92	$0.82	$0.70	$0.73	$0.89
Net realized and unrealized gain (loss)	2.43	(4.11)	12.78	0.56	1.03
Total from investment operations	$3.35	$(3.29)	$13.48	$1.29	$1.92
Less distributions declared to shareholders
From net investment income	$(0.89)	$(0.82)	$(0.71)	$(0.75)	$(0.88)
From net realized gain	(2.69)	(1.06)	(0.47)	(0.55)	(0.54)
Total distributions declared to shareholders	$(3.58)	$(1.88)	$(1.18)	$(1.30)	$(1.42)
Net asset value, end of period (x)	$48.21	$48.44	$53.61	$41.31	$41.32
Total return (%) (r)(s)(t)(x)	7.16	(6.36)	33.20	3.17	5.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.55	0.56	0.55	0.58	0.58
Expenses after expense reductions	0.54	0.54	0.54	0.57	0.57
Net investment income (loss)	1.92	1.59	1.50	1.80	2.24
Portfolio turnover	12	12	8	16	11
Net assets at end of period (000 omitted)	$1,803,820	$1,936,377	$2,625,508	$2,323,830	$2,916,674
See Notes to Financial Statements
23

Financial Highlights – continued
Class R6	Year ended
	8/31/23	8/31/22	8/31/21	8/31/20	8/31/19
Net asset value, beginning of period	$48.43	$53.60	$41.31	$41.32	$40.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.97	$0.88	$0.76	$0.78	$0.93
Net realized and unrealized gain (loss)	2.43	(4.11)	12.76	0.55	1.02
Total from investment operations	$3.40	$(3.23)	$13.52	$1.33	$1.95
Less distributions declared to shareholders
From net investment income	$(0.94)	$(0.88)	$(0.76)	$(0.79)	$(0.92)
From net realized gain	(2.69)	(1.06)	(0.47)	(0.55)	(0.54)
Total distributions declared to shareholders	$(3.63)	$(1.94)	$(1.23)	$(1.34)	$(1.46)
Net asset value, end of period (x)	$48.20	$48.43	$53.60	$41.31	$41.32
Total return (%) (r)(s)(t)(x)	7.28	(6.26)	33.33	3.29	5.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.45	0.44	0.45	0.47	0.48
Expenses after expense reductions	0.44	0.43	0.44	0.46	0.47
Net investment income (loss)	2.03	1.72	1.60	1.92	2.35
Portfolio turnover	12	12	8	16	11
Net assets at end of period (000 omitted)	$20,015,706	$20,671,878	$22,910,207	$16,158,507	$14,716,194

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
24

Notes to Financial Statements
(1) Business and Organization
MFS Value Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60
25

Notes to Financial Statements  - continued
days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2023 in valuing the fund's assets and liabilities:
26

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$56,807,723,603	$—	$—	$56,807,723,603
Mutual Funds	160,098,874	—	—	160,098,874
Total	$56,967,822,477	$—	$—	$56,967,822,477
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At August 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,
27

Notes to Financial Statements  - continued
the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.
28

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/23	Year ended 8/31/22
Ordinary income (including any short-term capital gains)	$1,070,687,344	$1,056,449,863
Long-term capital gains	3,124,638,153	1,240,205,341
Total distributions	$4,195,325,497	$2,296,655,204
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/23
Cost of investments	$33,363,178,226
Gross appreciation	24,900,632,755
Gross depreciation	(1,295,988,504)
Net unrealized appreciation (depreciation)	$23,604,644,251
Undistributed ordinary income	205,880,062
Undistributed long-term capital gain	2,587,376,057
Other temporary differences	962,440
Total distributable earnings (loss)	$26,398,862,810
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective
29

Notes to Financial Statements  - continued
May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/23	Year ended 8/31/22
Class A	$551,687,615	$273,517,488
Class B	2,129,786	1,216,456
Class C	35,146,957	17,060,745
Class I	1,755,219,721	974,046,406
Class R1	1,026,641	496,764
Class R2	22,240,355	11,816,689
Class R3	181,399,016	92,181,871
Class R4	138,758,105	86,917,003
Class R6	1,507,717,301	838,098,191
Class 529A	—	1,199,995
Class 529B	—	12,068
Class 529C	—	91,528
Total	$4,195,325,497	$2,296,655,204
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $7.5 billion	0.60%
In excess of $7.5 billion and up to $10 billion	0.53%
In excess of $10 billion and up to $20 billion	0.50%
In excess of $20 billion and up to $25 billion	0.45%
In excess of $25 billion and up to $30 billion	0.42%
In excess of $30 billion and up to $35 billion	0.40%
In excess of $35 billion and up to $40 billion	0.38%
In excess of $40 billion and up to $45 billion	0.36%
In excess of $45 billion and up to $50 billion	0.35%
In excess of $50 billion and up to $60 billion	0.34%
In excess of $60 billion and up to $70 billion	0.33%
In excess of $70 billion	0.32%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2023, this management fee reduction amounted to $7,485,719 which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.42% of the fund's average daily net assets.
30

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $729,985 for the year ended August 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 19,444,763
Class B	0.75%	0.25%	1.00%	1.00%	313,332
Class C	0.75%	0.25%	1.00%	1.00%	5,269,675
Class R1	0.75%	0.25%	1.00%	1.00%	151,017
Class R2	0.25%	0.25%	0.50%	0.50%	1,565,174
Class R3	—	0.25%	0.25%	0.25%	6,405,138
Total Distribution and Service Fees					$33,149,099
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended
August 31, 2023, this rebate amounted to $1,136, $2, $55, $331, and $1 for Class A, Class B, Class C, Class R2, and Class R3 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations..
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2023, were as follows:
Amount
Class A	$251,761
Class B	11,805
Class C	41,994
31

Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2023, the fee was $1,108,333, which equated to 0.0019% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $39,434,647.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended August 31, 2023 was equivalent to an annual effective rate of 0.0011% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended August 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $7,401,756 and $48,038,076, respectively. The sales transactions resulted in net realized gains (losses) of $6,186,040.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2023, this reimbursement amounted to $403,777, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2023, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $6,843,817,059 and $10,696,388,829, respectively.
32

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/23		Year ended 8/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	20,294,433	$967,333,947	25,460,837	$1,304,528,745
Class B	15,754	744,064	28,780	1,448,061
Class C	1,350,932	63,865,236	2,128,366	108,930,510
Class I	88,474,107	4,248,776,372	104,177,233	5,398,148,950
Class R1	93,477	4,462,218	71,429	3,582,741
Class R2	909,315	42,973,930	1,017,872	51,547,704
Class R3	8,233,341	390,788,500	9,577,374	490,593,967
Class R4	6,512,350	309,671,787	8,666,712	449,117,644
Class R6	58,826,001	2,802,427,943	69,862,513	3,605,133,343
Class 529A	—	—	181,738	9,356,790
Class 529C	—	—	4,314	219,593
	184,709,710	$8,831,043,997	221,177,168	$11,422,608,048
Shares issued to shareholders in reinvestment of distributions
Class A	9,622,375	$454,773,857	4,260,498	$223,606,230
Class B	43,305	2,047,339	21,603	1,143,159
Class C	625,070	29,265,383	269,156	14,097,412
Class I	30,616,507	1,455,075,269	15,332,772	808,558,869
Class R1	22,146	1,026,641	9,567	496,670
Class R2	473,548	22,137,591	225,850	11,770,156
Class R3	3,856,794	181,396,095	1,763,839	92,179,872
Class R4	2,861,279	135,064,057	1,617,791	84,960,067
Class R6	29,120,615	1,373,877,958	14,489,736	758,305,034
Class 529A	—	—	22,189	1,174,219
Class 529B	—	—	230	12,068
Class 529C	—	—	1,666	87,208
	77,241,639	$3,654,664,190	38,014,897	$1,996,390,964
33

Notes to Financial Statements  - continued
	Year ended 8/31/23		Year ended 8/31/22
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(30,835,478)	$(1,469,949,612)	(28,870,863)	$(1,488,027,464)
Class B	(262,928)	(12,473,864)	(294,900)	(15,068,232)
Class C	(3,725,416)	(175,284,541)	(3,599,146)	(182,095,198)
Class I	(124,906,760)	(6,004,551,022)	(122,942,628)	(6,330,744,591)
Class R1	(165,796)	(7,819,288)	(128,377)	(6,430,683)
Class R2	(1,876,566)	(88,377,011)	(2,221,741)	(113,876,779)
Class R3	(10,288,096)	(488,102,680)	(11,903,542)	(606,937,905)
Class R4	(11,933,485)	(570,618,867)	(19,281,858)	(995,354,650)
Class R6	(99,479,797)	(4,761,407,229)	(84,949,346)	(4,358,664,209)
Class 529A	—	—	(952,447)	(45,930,691)
Class 529B	—	—	(9,347)	(478,205)
Class 529C	—	—	(86,922)	(4,405,522)
	(283,474,322)	$(13,578,584,114)	(275,241,117)	$(14,148,014,129)
Net change
Class A	(918,670)	$(47,841,808)	850,472	$40,107,511
Class B	(203,869)	(9,682,461)	(244,517)	(12,477,012)
Class C	(1,749,414)	(82,153,922)	(1,201,624)	(59,067,276)
Class I	(5,816,146)	(300,699,381)	(3,432,623)	(124,036,772)
Class R1	(50,173)	(2,330,429)	(47,381)	(2,351,272)
Class R2	(493,703)	(23,265,490)	(978,019)	(50,558,919)
Class R3	1,802,039	84,081,915	(562,329)	(24,164,066)
Class R4	(2,559,856)	(125,883,023)	(8,997,355)	(461,276,939)
Class R6	(11,533,181)	(585,101,328)	(597,097)	4,774,168
Class 529A	—	—	(748,520)	(35,399,682)
Class 529B	—	—	(9,117)	(466,137)
Class 529C	—	—	(80,942)	(4,098,721)
	(21,522,973)	$(1,092,875,927)	(16,049,052)	$(729,015,117)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund was the owner of record of approximately 1% of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, the MFS Lifetime Income Fund, the MFS Managed Wealth Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
34

Notes to Financial Statements  - continued
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2023, the fund’s commitment fee and interest expense were $300,345 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$210,070,654	$5,360,934,889	$5,410,910,188	$8,542	$(5,023)	$160,098,874

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$12,110,074	$—
(8) Redemptions In-Kind
On each of the dates listed below, the fund recorded a redemption in-kind of portfolio securities and cash. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a
35

Notes to Financial Statements  - continued
realized gain for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.
Redemption In-Kind Date	Portfolio Securities and Cash Amount	Realized Gain (Loss)
November 16, 2022	$43,713,254	$24,765,112
February 22, 2023	$32,716,141	$18,042,482
March 17, 2023	$125,962,065	$65,639,817
August 4, 2023	$96,652,082	$52,243,640
36

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Value Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two  years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
37

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 16, 2023
38

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
39

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
41

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Katherine Cannan Nevin Chitkara
42

Board Review of Investment Advisory Agreement
MFS Value Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
43

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
44

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $7.5 billion, $10 billion, $20 billion, $25 billion, $30 billion, $35 billion, $40 billion, $45 billion, $50 billion, $60 billion, and $70 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The
45

Board Review of Investment Advisory Agreement - continued
Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
46

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
47

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $3,678,444,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 95.94% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
48

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
49

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
51

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended August 31, 2023 and 2022, audit fees billed to each Fund by Deloitte and E&Y were as follows:

Fees Billed by Deloitte		Audit Fees
	2023	2022
MFS Low Volatility Global Equity Fund	55,647	51,490
MFS U.S. Government Cash Reserve Fund	38,733	35,858
Total	94,380	87,348
Fees Billed by E&Y		Audit Fees
	2023	2022
MFS Core Equity Fund	56,135	51,941
MFS Low Volatility Equity Fund	48,577	44,956
MFS New Discovery Fund	54,343	50,285
MFS Research International Fund	58,231	53,879
MFS Technology Fund	56,135	51,941
MFS Value Fund	54,671	50,588
Total	328,092	303,590

For the fiscal years ended August 31, 2023 and 2022, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees Billed by Deloitte	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS Low Volatility Global	0	0	0	400	0	0
Equity Fund
To MFS U.S. Government Cash	0	0	0	400	0	0
Reserve Fund
Total fees billed by Deloitte	0	0	0	800	0	0
To above Funds

Fees Billed by Deloitte	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related	0	0	0	0	0	7,580
Entities of MFS Low Volatility
Global Equity Fund*
To MFS and MFS Related	0	0	0	0	0	7,580
Entities of MFS U.S.
Government Cash Reserve
Fund*
Fees Billed by Deloitte			Aggregate Fees for Non-audit Services
			2023		2022
To MFS Low Volatility Global Equity Fund,			0		7,980
MFS and MFS Related Entities#
To MFS U.S. Government Cash Reserve Fund, MFS			0		7,980
and MFS Related Entities#

Fees Billed by E&Y	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2023	2022	2023	2022	2023	2022

To MFS Core Equity Fund	0	0	636	644	0	882
To MFS Low Volatility Equity	0	0	259	644	0	98
Fund
To MFS New Discovery Fund	0	0	636	644	0	491

To MFS Research International	0	0	636	644	0	2,560
Fund
To MFS Technology Fund	0	0	636	644	0	363

To MFS Value Fund	0	0	636	644	0	9,889
Total fees billed by E&Y	0	0	3,439	3,864	0	14,283
To above Funds

Fees Billed by E&Y	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2023	2022	2023	2022	2023	2022

To MFS and MFS Related	0	662,511	0	0	3,600	111,415
Entities of MFS Core Equity
Fund*
To MFS and MFS Related	0	662,511	0	0	3,600	111,415
Entities of Low Volatility
Equity Fund*
To MFS and MFS Related	0	662,511	0	0	3,600	111,415
Entities of MFS New
Discovery Fund*
To MFS and MFS Related	0	662,511	0	0	3,600	111,415
Entities of MFS Research
International Fund*
To MFS and MFS Related	0	662,511	0	0	3,600	111,415
Entities of MFS Technology
Fund*
To MFS and MFS Related	0	662,511	0	0	3,600	111,415
Entities of MFS Value Fund*

Fees Billed by E&Y		Aggregate Fees for Non-audit Services
		2023			2022
To MFS Core Equity Fund, MFS and		228,986			955,882
MFS Related Entities#
To Low Volatility Equity Fund, MFS		228,609			955,098
and MFS Related Entities#
To MFS New Discovery Fund, MFS and		228,986			955,491
MFS Related Entities#
To MFS Research International Fund,		228,986			957,560
MFS and MFS Related Entities#
To MFS Technology Fund, MFS and		228,986			955,363
MFS Related Entities#
To MFS Value Fund, MFS and MFS		228,986			964,889
Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed- upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre- approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: October 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: October 16, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: October 16, 2023

* Print name and title of each signing officer under his or her signature.